UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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McDermott International, Inc.
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DLV 2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

2016

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LETTER TO STOCKHOLDERS

Dear Fellow Stockholder:

I am pleased to invite you to attend the 2016 Annual Meeting of Stockholders of McDermott International, Inc., which will be held on Friday, April 29, 2016, at The Westin Houston Hotel, 945 Gessner Road, Houston, Texas 77024, commencing at 10:00 a.m., local time.  The Notice of Annual Meeting and Proxy Statement following this letter provide information on the matters to be acted on at the Meeting.

Over the past two years, McDermott has undergone a significant transformation. David Dickson was appointed Chief Executive Officer in December 2013, and 2014 began as a year with the business in financial distress and our executive team and Board of Directors executing a turnaround strategy to position McDermott for the future.  In 2015, against the backdrop of a challenging and deteriorating macro oil and gas environment, we were highly focused on the seamless execution of our operating strategy – to drive a sustainable, profitable and growth-oriented business, with a focus on stockholders, customers and other stakeholders. Our goals for 2015 were to increase operating income via improved project execution, increase cash flows by prioritizing the liquidity needs of our company, increase backlog and bookings to support our future business, promote pricing discipline on order intake operating margins and implement the McDermott Profitability Initiative, our plan focused on increasing profitability and operational flexibility.  As further detailed in this proxy statement, our 2015 executive compensation programs were aligned with this strategy and the achievement of these goals.

2015 was a strong year for McDermott

•
Our financial and operating performance in 2015 resulted in revenues of $3.1 billion, operating income of $91.2 million and year-end backlog of $4.2 billion, each significant increases over performance under the same metrics in 2014.

•
We generated peer leading total shareholder return (TSR) of 15% in 2015.

•
We executed a second Long Term Agreement with Saudi Aramco, and received the Lump Sum Award under the Long Term Agreement, which represents the largest award in the history of our Middle East operations.

I am proud of the dedication and delivery on our strategic plan this past year, and I am confident that our Board and executive team will continue to take necessary actions to ensure McDermott remains on a profitable path, driving stockholder value over the long-term.

Stockholder engagement was a key priority for the Board in 2015. We reached out to stockholders representing approximately 40 percent of our outstanding common stock to discuss their perspectives and obtain feedback on a variety of topics, including our corporate governance policies and executive compensation practices. The Chair of our Compensation Committee, Mary Shafer-Malicki, and the Chair of our Governance Committee, Stephen Hanks, led this effort, meeting in-person with holders of approximately 30 percent of our outstanding common stock. As detailed further in this proxy statement, our dialogue with stockholders has significantly influenced the evolution of our executive compensation program. We will continue our stockholder engagement efforts in 2016 and will endeavor to integrate stockholder feedback.  It is my hope that this Proxy Statement, which reflects a new design and enhancements based on stockholder input, will provide greater clarification and insight into the connections between our strategy, performance and compensation practices.

On a final note, as part of the Governance Committee’s ongoing commitment to director refreshment, Erich Kaeser was appointed to the Board as a new independent director in February 2016, and is standing for election at our 2016 Annual Meeting. Mr. Kaeser brings a valuable mix of experience and skills in leadership and in the international energy and supporting infrastructure businesses, with extensive international operations experience, particularly in the Middle East, that complements the experience and skills of the other nominees standing for re-election.

On behalf of the Board of Directors, I would like to express my sincere appreciation for the trust you have in McDermott.

Sincerely yours,

Gary P. Luquette
Independent Chair of the Board

March 18, 2016

YOUR VOTE IS IMPORTANT.
Whether or not you plan to attend the meeting, please take a few minutes now to vote your shares.

McDermott International, Inc. 1

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McDERMOTT INTERNATIONAL, INC.
757 N. Eldridge Pkwy.
Houston, Texas 77079

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Time and Location

10:00 a.m., local time, on Friday, April 29, 2016
The Westin Houston Hotel
945 Gessner Road
Houston, Texas 77024

Items of Business

1.	To elect nine members to our Board of Directors, each for a term of one year.
2.	To conduct an advisory vote to approve named executive officer compensation.
3.	To ratify our Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016.
4.	To approve our 2016 Executive Incentive Compensation Plan.
5.	To approve our 2016 Long-Term Incentive Plan.
6.	To transact such other business that properly comes before the meeting or any adjournment thereof.

Record Date and Voting

You are entitled to vote if you were a stockholder of record at the close of business on February 29, 2016 (the “Record Date”). Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on at the meeting. There were 239,031,053 shares of our common stock outstanding on the Record Date.

Notice and Access

Instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we are providing access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on March 18, 2016, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of the Record Date, and posted our proxy materials on the

Web site referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the Web site referred to in the Notice and/or may request a printed set of our proxy materials. In addition, the Notice and Web site provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Attending the Annual Meeting

See page 81, “Questions and Answers About Attending the Annual Meeting and Voting” for details.

By Order of the Board of Directors,

Liane K. Hinrichs
Secretary
March 18, 2016

PROXY VOTING

Your vote is important. Please vote promptly so your shares can be represented, even if you plan to attend the Annual Meeting. You can vote by Internet, by telephone, or by requesting a printed copy of the proxy materials and using the proxy card enclosed with the printed materials.

By internet

www.proxyvote.com

By Telephone

Toll-free 1-800-690-6903

By mail

Follow instructions on your proxy card

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 29, 2016.

The proxy statement and annual report are available on the Internet at www.proxyvote.com.

The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

•
The date, time and location of the meeting;

•
A list of the matters intended to be acted on and our recommendations regarding those matters;

•
Any control/identification numbers that you need to access your proxy card; and

•
Information about attending the meeting and voting in person.

2016 Proxy Statement 2

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully. As used in this proxy statement, unless the context otherwise indicates or requires, references to “McDermott,” “we,” “us,” and “our” mean McDermott International, Inc. and its consolidated subsidiaries. We first sent or provided this proxy statement and the form of proxy for our 2016 Annual Meeting of Stockholders on March 18, 2016.

Items of Business for the Annual Meeting

Item of Business		Board Vote Recommendation	Page Reference
1.	Election of directors	FOR Each Director Nominee	12
2.	Advisory vote to approve named executive ofﬁcer compensation	FOR	28
3.	Ratiﬁcation of Deloitte & Touche LLP as auditor for 2016	FOR	67
4.	Approval of the 2016 Executive Incentive Compensation Plan	FOR	69
5.	Approval of the 2016 Long Term Incentive Compensation Plan	FOR	70

Item 1 – Election of Directors

The Board of Directors has nominated nine candidates, each for a one-year term, including Mr. Erich Kaeser, who was appointed to our Board in February 2016.

Our Board of Directors recommends that stockholders vote “FOR” each of the nominees named below.

	Age	Director Since	Independent	Committees	Other Current Public Company Boards
John F. Bookout, III Senior Advisor, Apollo Global Management, LLC	62	2006	X	• Governance	• None
Roger A. Brown Vice President, Strategic Initiatives of Smith International, Inc. (retired)	71	2005	X	• Compensation • Governance	• Ultra Petroleum Corp.
David Dickson President and Chief Executive Ofﬁcer of McDermott	48	2013		• None	• None
Stephen G. Hanks President, Chief Executive Ofﬁcer of Washington Group International, Inc. (retired)	65	2009	X	• Audit • Governance (Chair)	• Lincoln Electric Holdings, Inc. • Babcock & Wilcox Enterprises, Inc.
Erich Kaeser Chief Executive Ofﬁcer of Siemens Middle East (retired)	60	2016	X	• Audit	• None
Gary P. Luquette President and Chief Executive Ofﬁcer of Frank’s International N.V. (Non-Executive Chair of the Board of McDermott)	60	2013	X	• Compensation	• Frank’s International, N.V.
William H. Schumann, III Executive Vice President of FMC Technologies, Inc. (retired)	65	2012	X	• Audit (Chair)	• Avnet, Inc.
Mary L. Shafer-Malicki Senior Vice President and Chief Executive Ofﬁcer of BP Angola (retired)	55	2011	X	• Compensation (Chair) • Governance	• Ausenco Limited • John Wood Group PLC
David A. Trice Chief Executive Ofﬁcer of Newﬁeld Exploration Company (retired)	68	2009	X	• Audit	• New Jersey Resources Corporation • QEP Resources, Inc.

McDermott International, Inc. 3

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Proxy Summary

Board Snapshot

Corporate Governance

McDermott’s Board has implemented policies and structures that we believe are among best practices in corporate governance. The Corporate Governance section of this proxy statement beginning on page 12 describes our governance framework, which includes the following:

Board and Governance Information
Size of Board	9	Board Orientation	Yes
Number of Independent Directors	8	Succession Planning Oversight	Yes
Separate Chair and CEO	Yes	Board Risk Oversight	Yes
Board Meetings Held in 2015	10	Code of Conduct for Directors, Ofﬁcers and Employees	Yes
Mandatory Retirement Age	72	Stock Ownership Guidelines for Directors and Executive Committee, or EXCOM, Members	Yes
Average Age of Directors	62	Anti-Hedging and Pledging Policies	Yes
Annual Board and Committee Evaluations	Yes	Clawback Policy and Forfeiture Provisions	Yes
Independent Directors Meet in Executive Session	Yes	Stockholder Outreach Program	Yes

Item 2 – Advisory Vote to Approve Named Executive Officer Compensation

We recommend that you review our Compensation Discussion and Analysis beginning on page 28, which explains in greater detail the philosophy of the Compensation Committee and its actions and decisions in 2015 regarding our compensation programs. While the outcome of this proposal is non-binding, the Board and Compensation Committee will consider the outcome of the vote when making future compensation decisions.

Our Board of Directors recommends that stockholders vote “FOR” the advisory vote to approve named executive officer compensation.

2016 Proxy Statement 4

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Proxy Summary

About our Business

Business

McDermott is a leading provider of integrated engineering, procurement, construction and installation services for offshore and subsea oil and gas field developments worldwide. We deliver fixed and floating production facilities, pipelines and subsea systems, from concept to commissioning to customers including national oil companies and international and independent oil companies. McDermott generally has 40 or fewer active contracts at any given time, which typically span a duration of one to three years, are performed in a variety of jurisdictions, and which may individually range from less than $50 million to more than $2 billion in total contract value.

2015 Strategy and Goals

Our strategy in 2015 was to drive a sustainable, profitable and growth-oriented business, with a focus on stockholders, customers and other stakeholders. In furtherance of this strategy, our 2015 goals were to:

✓
increase operating income via improved project execution;

✓
increase cash flows by prioritizing our liquidity needs;

✓
increase backlog and bookings to support our future business;

✓
promote pricing discipline on order intake operating margins; and

✓
implement the McDermott Profitability Initiative (“MPI”), our plan focused on increasing profitability and operational flexibility.

Performance

Following the appointment of David Dickson as Chief Executive Officer in December 2013 and the significant turnaround efforts in 2014, McDermott commenced 2015 against the backdrop of a challenging and deteriorating macro oil and gas environment. In 2015, we were highly focused on the seamless execution of our operating strategy – to drive a sustainable, profitable, growth-oriented business, with a focus on stockholders, customers and other stakeholders. Reflecting the execution of our operating strategy, McDermott’s financial performance was as follows for the periods presented below:

MDR Indexed 2015 Return
vs. Peers and Oil Price
Indexed Return
(12/31/2014 = 1.00)
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
Dec 2014
Mar 2015
Jun 2015
Sep 2015
Dec 2015
P75
P50
P25
Peer 25th
Peer 50th
Peer 75th
MDR
Brent Spot

McDermott International, Inc. 5

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Proxy Summary

MDR Financial Performance
2013–2015

Cash Flows from Operations

($256.6M)
$7.0M
$55.3M
2013
2014
2015

As evidenced by the results above, following Mr. Dickson’s appointment as President and Chief Executive Officer in December 2013, McDermott’s financial performance has improved significantly. Total shareholder return (“TSR”) for McDermott was 15% for 2015, as compared to our Proxy Peer Group’s median TSR of approximately -33%. Operating income for 2015 of $91.2 million exceeded our 2014 operating income by $82.6 million and 2013 operating income by $547.9 million. Order intake of $3.7 billion in 2015 exceeded the amount of order intake for 2013 and 2014 combined and assisted in achieving year-end 2015 backlog of $4.2 billion, a $600 million increase over year-end 2014. In evaluating the performance of Mr. Dickson, the Board has considered these performance improvements, as well as other financial and leadership goals, and believes that Mr. Dickson has succeeded on all of these fronts since joining McDermott in late 2013, leading to a stronger, more durable business, particularly during a difficult business cycle and extended challenging macro environment.

2016 Proxy Statement 6

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Proxy Summary

Engagement with Our Stockholders

2015 "Say on Pay" Vote	Stockholder Outreach	Stockholder Feedback	Board Oversight	Board Response
In 2015, 62% of our stockholders voted in favor of our executive compensation program	We reached out to stockholders representing approximately 40% of our outstanding common stock and other stakeholders to gain insight regarding their perspectives on corporate governance and compensation matters	We conducted face-to-face meetings with stockholders representing approximately 30% of our outstanding common stock	Meetings were led by either our independent Compensation Committee Chair or our independent Governance Committee Chair	Our Board is committed to understanding and addressing those issues discussed during our 2015 stockholder and stakeholder outreach efforts

Board Actions

What we heard	What we have done in response	When effective
Enhance transparency in proxy statement disclosures	Provided additional clarity and transparency in the proxy statement on compensation matters, including disclosure on how our compensation program ties to our strategy and specific targets of the programs	2016 Proxy Statement
Maintain consistency in executive compensation plans	The financial metrics under our Executive Incentive Compensation Plan (the "EICP") – operating income, free cash flow, order intake and order intake operating margin – have remained consistent since 2014, with the exception of the use of the MPI Modifier in 2015. The Compensation Committee approved the continuing use of these metrics for 2016 EICP awards	2014, 2015 and 2016 EICP Awards
Consider returning to a relative metric for long-term incentive plan awards	The Compensation Committee approved the use of Return on Average Invested Capital relative to a competitor peer group as the performance metric for the 2016 Performance Unit awards	2016 Performance Unit Awards
Require double-trigger vesting of equity awards upon a change in control	The 2016 McDermott International, Inc. Long-Term Incentive Plan provides for doubletrigger vesting upon a change in control, except where the awards are not assumed in the transaction	Approval of 2016 McDermott International, Inc. Long-Term Incentive Plan
Consider composition of Peer Group	The Compensation Committee considered changes to the peer group utilized for performance units in 2016, and, as a result of this consideration, added a competitive peer group of both domestic and international peers for determining performance under the 2016 Performance Unit awards	2016 Performance Unit Awards
Maintain strong corporate governance foundation and commitment to board refreshment	In response to the positive feedback received on our strong corporate governance and board refreshment practices, the Governance Committee continued its commitment to board refreshment by appointing a new independent director with significant experience in the Middle East to complement the current composition of the Board	February 2016
Continue stockholder engagement	The Board has prioritized stockholder engagement and will be continuing its vigorous outreach program going forward	Ongoing

McDermott International, Inc. 7

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Proxy Summary

Our Compensation Philosophy

The Compensation Committee is committed to targeting reasonable and competitive total direct compensation for our Named Executive Officers, or NEOs, with a significant portion of that compensation being performance-based. Our compensation programs are designed to address business needs and provide competitive opportunities, and achievement of most of those opportunities depends on the attainment of performance goals and/or stock price performance. McDermott’s compensation programs are designed to provide compensation that:

The Compensation Committee has designed and administered compensation programs aligned with this philosophy.

Elements of Direct Compensation

For the Annual and Long-Term Incentive Plans, McDermott’s 2015 compensation programs utilized metrics that were directly related to McDermott’s 2015 strategies and goals.

CEO TARGET 2015 COMPENSATION

13% Annual Base
Fixed cash compensation recognizing an executive officer's experience, skill and performance
13% Annual Incentive
Variable compensation designed to reward achievement of short-term business goals and strategic objectives, while recognizing individual contributions
74% Long-Term Incentives
Variable compensation designed to align interests of executives with those of our stockholders with a focus on long-term performance results
87% AT RISK

Annual Incentive 2015 Components	Long-Term Incentives 2015 Components
25% Operating Income: Promotes improved project execution **25% Free Cash Flow:** Prioritizes liquidity needs of McDermott **30% Order Intake:** Incentivizes increasing backlog and booking new work **20% Order Intake Operating Margin:** Promotes pricing discipline on order intake **McDermott Profitability Initiative ("MPI") Modifier:** Incentivizes achievement of goals relating to MPI	**50% Performance Units:** 3-year Aggregate Consolidated Order Intake incentivizes increasing backlog and booking new work **50% Restricted Stock Units:** The weighting of RSUs decreased to 50% from 60% in 2014 in order to increase the performance-based proportion of the NEOs' compensation

2016 Proxy Statement 8

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Proxy Summary

Target versus Realized Values of CEO Compensation

The Compensation Committee is committed to targeting reasonable and competitive direct compensation for our NEOs. Because a significant portion of our NEOs’ compensation is performance-based, the target values established may vary substantially from the actual pay that may be realized. The Compensation Committee generally targets total direct compensation within approximately 15% of the median compensation of our market for comparable positions. As a reflection of this, Mr. Dickson’s target total direct compensation for 2015 was approximately 95% of median market compensation.

The following table summarizes target values for Mr. Dickson’s compensation, as compared to realized values as of December 31, 2013, 2014 and 2015:

Target Versus Realized Values of CEO Compensation ($ Millions)

$8
$7
$6
$5
$4
$3
$2
$1
$-
TARGET
REALIZED
2013
TARGET
REALIZED
2014
TARGET
REALIZED
2015

(1)

Target amount for 2013 included (i) the partial-year annual base salary earned by Mr. Dickson from his date of hire through 12/31/13, (ii) a $480,000 sign-on bonus that Mr. Dickson received to compensate him for benefits from his former employer that he was foregoing by joining McDermott and (iii) a one-time grant of restricted stock with a grant date fair value of approximately $3.8 million intended to compensate him for the forfeiture of equity-based incentives from his former employer. Target amounts for 2014 and 2015 included Mr. Dickson’s target EICP award and the grant date fair values of long-term incentives awarded in 2014 and 2015.

(2)

Realized amounts for all years include the amount of annual base salary earned. Realized amounts for 2013 include the sign-on bonus referred to in note (1) above. Realized amounts for 2014 and 2015 include the actual EICP awards earned in each year, as well as the value of long-term incentive awards granted in prior years, to the extent that those amounts vested in the applicable year, based on the closing price of our common stock on the date that they vested.

McDermott International, Inc. 9

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Proxy Summary

Item 3 – Ratification of Appointment of Deloitte & Touche as Auditors

Our Board of Directors has ratified our Audit Committee’s appointment of Deloitte & Touche LLP as McDermott’s independent registered public accounting firm for the year ending December 31, 2016, and, as a matter of good governance, we are seeking stockholder ratification of that appointment.

Our Board of Directors recommends that stockholders vote “FOR” the ratification of Deloitte & Touche LLP as McDermott’s independent registered public accounting firm for the year ending December 31, 2016.

Our Board of Directors recommends that stockholders vote “FOR” the ratification of Deloitte & Touche LLP as McDermott’s independent registered public accounting firm for the year ending December 31, 2016.

Item 4 – Approval of the McDermott International, Inc. 2016 Executive Incentive Compensation Plan

We are asking our stockholders to approve the McDermott International, Inc. 2016 Executive Incentive Compensation Plan (the “2016 EICP”) to replace our existing EICP. Stockholder approval of the 2016 EICP is necessary for awards under the 2016 EICP to be considered “performance-based compensation” under Internal Revenue Code Section 162(m). On February 26, 2016, our Board of Directors adopted the 2016 EICP. The 2016 EICP is further described below under “Approval of the 2016 EICP (Item 4).”

We believe strongly that the EICP has served as an essential component of compensation, allowing us to provide reasonable incentives to and reward the performance results achieved by executive officers and other key employees in a manner most favorable to our stockholders.

Our Board of Directors recommends that stockholders vote “FOR” the approval of the 2016 EICP.

Item 5 – Approval of the 2016 McDermott International, Inc. Long-Term Incentive Plan

We are asking our stockholders to approve the 2016 McDermott International, Inc. Long-Term Incentive Plan (the “2016 LTIP”) to replace the 2014 McDermott International, Inc. Long-Term Incentive Plan (the “2014 LTIP”). On February 26, 2016, our Board of Directors adopted, subject to stockholder approval, the 2016 LTIP reserving 12 million shares for issuance pursuant to awards thereunder. A total of 0 shares remain available for issuance under the 2014 LTIP as of December 31, 2015. The 2016 LTIP would also provide certain updates and governance-related enhancements as described below under “Approval of the 2016 LTIP (Item 5).”

Stockholder approval of the 2016 LTIP is necessary for certain awards under the 2016 LTIP to be considered “performance-based compensation” under Internal Revenue Code Section 162(m). Additionally, the proposed adoption of the 2016 LTIP will allow us to continue to fully utilize equity incentive compensation as a means of aligning the interests of participants with those of our stockholders and providing participants with further incentives for outstanding performance. As a result, we believe strongly that the adoption of the 2016 LTIP is important to our ability to recruit and retain executive officers, directors and key employees with outstanding ability and experience essential to our long-term growth and financial success.

Our Board of Directors recommends that stockholders vote “FOR” the approval of the 2016 LTIP.

2016 Proxy Statement 10

PROXY STATEMENT FOR 2016 ANNUAL MEETING OF
STOCKHOLDERS

TABLE OF CONTENTS

McDermott International, Inc. 11

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CORPORATE GOVERNANCE

Introduction

Our Board of Directors maintains a strong commitment to corporate governance and has implemented policies and procedures that we believe are among the best practices in corporate governance.

We maintain a corporate governance section on our Web site which contains copies of our principal governance documents. The corporate governance section may be found at www.mcdermott.com under “INVESTORS — Corporate Governance” and “WHO WE ARE — Leadership — Board Committees.” The corporate governance section contains the following documents:

By-Laws
Corporate Governance Guidelines
Code of Ethics for CEO and Senior Financial Officers
Board of Directors Conflicts of Interest Policies and Procedures
Audit Committee Charter
Compensation Committee Charter
Governance Committee Charter

In addition, our Code of Business Conduct may be found on our Web site at www.mcdermott.com at “WHO WE ARE — Ethics.”

Item 1 – Election of Directors

Unless otherwise directed, the persons named as proxies on the enclosed proxy card intend to vote “FOR” the election of each of the nominees. If any nominee should become unavailable for election, the shares will be voted for such substitute nominee as may be proposed by our Board of Directors. However, we are not aware of any circumstances that would prevent any of the nominees from serving.

Our Board of Directors recommends that stockholders vote “FOR” each of the nominees named below.

Election Process

Our Articles of Incorporation provide that, at each annual meeting of stockholders, all directors shall be elected annually for a term expiring at the next succeeding annual meeting of stockholders or until their respective successors are duly elected and qualified. Accordingly, on the nomination of our Board, John F. Bookout, III, Roger A. Brown, David Dickson, Stephen G. Hanks, Gary P. Luquette, William H. Schumann, III, Mary L. Shafer-Malicki and David A. Trice will stand for reelection as directors, and Erich Kaeser will stand for election as a director, at this year’s Annual Meeting, each for a term of one year.

Our By-Laws provide that (1) a person shall not be nominated for election or reelection to our Board of Directors if such person shall have attained the age of 72 prior to the date of election or reelection, and (2) any director who attains the age of 72 during his or her term shall be deemed to have resigned and retired at the first Annual Meeting following his or her attainment of the age of 72. Accordingly, a director nominee may stand for election if he or she has not attained the age of 72 prior to the date of election or reelection.

2016 Nominees

In nominating individuals to become members of the Board of Directors, the Governance Committee considers the experience, qualifications, attributes and skills of each potential member. Each nominee brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas. The Governance Committee and the Board of Directors considered the following information, including the specific experience, qualifications, attributes or skills, in concluding each individual was an appropriate nominee to serve as a member of our Board for the term commencing at this year’s Annual Meeting (ages are as of April 29, 2016).

2016 Proxy Statement 12

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Corporate Governance

JOHN F. BOOKOUT, III
Director Since 2006

Mr. Bookout, 62, has served as a Senior Advisor at Apollo Global Management, LLC, a global investment management firm, since October 2015. Previously, he served as a Managing Director of Energy and Infrastructure at Kohlberg Kravis Roberts & Co. (“KKR”), a private equity firm, from March 2008 until his retirement in June 2015. For the majority of his career, Mr. Bookout worked in petroleum refining, marketing, exploration and development, and the natural gas and electric utility industries. Prior to joining KKR, he served as a director of McKinsey & Company, a global management consulting firm which he joined in 1978. During Mr. Bookout’s career with McKinsey, he held several leadership roles, including Managing Partner and Head of North American and European energy practices and was responsible for McKinsey’s 17 global industry practices. Mr. Bookout also served as a director of Tesoro Corporation, an independent refiner and marketer of petroleum products, from 2006 to 2010. Mr. Bookout has a Bachelor of Arts degree in Economics from Rice University and an M.B.A. from Stanford Graduate School of Business.

The Board of Directors is nominating Mr. Bookout in consideration of his broad experience in executive leadership and as a public company director within the oil and gas exploration and development industry and the petroleum refining and marketing industry. Mr. Bookout’s expertise in private equity and finance, together with his extensive global energy experience, adds significant value to McDermott’s strategic and tactical decision making process.

Committee Assignments:

•
Governance Committee

Current Public Company Directorships:

•
None

Former Public Company Directorships:

•
Tesoro Corporation (2006-2010)

Skills and Qualifications:

✓
Energy/Oil Field Services Industry

✓
Other Public Company Directorships

✓
Corporate Governance

✓
Executive Leadership

✓
Financial & Private Equity

✓
International Operations

ROGER A. BROWN
Director Since 2005

From 2005 until his retirement in 2007, Mr. Brown, 71, was Vice President, Strategic Initiatives of Smith International, Inc., a supplier of goods and services to the oil and gas exploration and production industry, the petrochemical industry and other industrial markets. He was President of Smith Technologies (a business unit of Smith International, Inc.), from 1998 until 2005, and was President of Smith Diamond Technology from 1995 to 1998. Mr. Brown also held leadership positions in his career at Camco International, Inc. (prior to its acquisition by Schlumberger Technology Corporation), a provider of oilfield equipment and services, including General Counsel and Corporate Secretary of Camco, Vice President of Reda Pump Company (a business unit of Camco at the time), and President of Hycalog, (a business unit of Camco at the time). Prior to his 30-year career in oilfield services, Mr. Brown was a practicing attorney for eight years. He has also served as a director of Ultra Petroleum Corp., an independent oil and gas exploration and production company, since 2007, and from 2010 to 2014, as a director of Boart Longyear Limited, a leading, global provider of drilling services, drilling equipment and performance tooling for mining and drilling companies. He has a Juris Doctorate and a Bachelor of Science degree in Economics, History and Political Science from the University of Oklahoma.

The Board of Directors is nominating Mr. Brown in consideration of his extensive experience in the oil and gas exploration and production industry gained from serving in executive leadership and board positions at public companies within the energy and oil field services industry. Mr. Brown brings to the Board a broad knowledge of the international oilfield services business, a comprehensive understanding of corporate governance issues, a legal background and a critical perspective on McDermott’s strategy and operations, both domestic and abroad.

Committee Assignments:

•
Governance and Compensation Committees

Current Public Company Directorships:

•
Ultra Petroleum Corporation (since 2007) — Audit and Compensation Committees and Nominating & Corporate Governance Committee Chair

Former Public Company Directorships:

•
Boart Longyear Limited (2010-2014)

Skills and Qualifications:

✓
Energy/Oil Field Services Industry

✓
Other Public Company Directorships

✓
Corporate Governance

✓
Executive Leadership

✓
International Operations

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DAVID DICKSON
Director Since 2013

Mr. Dickson, 48, has served as a member of our Board of Directors and as President and Chief Executive Officer since December 2013, and previously as our Executive Vice President and Chief Operating Officer beginning in October 2013. Mr. Dickson has over 25 years of offshore oilfield engineering and construction business experience, including 11 years of experience with Technip S.A. and its subsidiaries. From September 2008 to October 2013, he served as President of Technip U.S.A. Inc., with oversight responsibilities for all of Technip’s North American operations. In addition to being the President of Technip U.S.A. Inc., Mr. Dickson also had responsibility for certain operations in Latin America, including Mexico, Venezuela, Colombia and the Caribbean. Mr. Dickson also supported the Technip organization by managing key customer accounts with international oil companies based in the United States.

The Board of Directors is nominating Mr. Dickson in consideration of his position as our President and Chief Executive Officer, his extensive executive leadership experience in and significant knowledge of the offshore oilfield engineering and construction business, and his broad understanding of the expectations of our core customers.

President and Chief Executive Officer

Committee Assignments:

•
None

Current Public Company Directorships:

•
None

Former Public Company Directorships:

•
None

Skills and Qualifications:

✓
Oilfield Engineering/Construction Industry

✓
Knowledge of core customers

✓
Executive Leadership

✓
Financial Oversight

✓
International Operations

STEPHEN G. HANKS
Director Since 2009

Mr. Hanks, 65, has held various roles over a 30-year career with Washington Group International, Inc. (and its predecessor, Morrison Knudsen Corporation), an integrated engineering, construction, and management solutions company for businesses and governments worldwide. From 1994 to 1995, Mr. Hanks served as Executive Vice President Administration and Finance of Morrison Knudsen Corporation and later served as Washington Group International, Inc.‘s President and Chief Executive Officer and was a member of its board of directors from 2000 through 2007. From November 2007 until his retirement in January 2008, he was President of the Washington Division of URS Corporation. He formerly served as Executive Vice President, Chief Legal Officer and Secretary for Washington Group International. He has also served as a director of Lincoln Electric Holdings, Inc., a global leader in arc welding, robotic welding systems, plasma and oxyfuel cutting equipment and brazing and soldering alloys, since 2006, and as a director of Babcock & Wilcox Enterprises, Inc., a global leader in energy and environmental technologies and services for the power and industrial markets, since July 2015. Mr. Hanks has a Bachelor of Science degree in Accounting from Brigham Young University, a Master's degree in Business Administration from the University of Utah and a Juris Doctor degree from the University of Idaho.

The Board of Directors is nominating Mr. Hanks in consideration of his extensive experience in the international engineering and construction business and his broad knowledge in accounting, auditing and financial reporting, and his legal background. Having served in executive and director capacities at several public companies, Mr. Hanks brings to the Board a valuable perspective on its oversight responsibilities, on corporate governance issues and on outstanding customer service across many global industrial sectors. Based on his knowledge and experience, Mr. Hanks qualifies as an “audit committee financial expert.”

Committee Assignments:

•
Governance Committee (Chair) and Audit Committee

Current Public Company Directorships:

•
Lincoln Electric Holdings, Inc. (since 2006) —Finance Committee Chair and Compensation and Executive Development Committee

•
Babcock & Wilcox Enterprises, Inc. (since July 2015) — Governance Chair, Compensation Committee and Lead Independent Director

Former Public Company Directorships:

•
Washington Group International, Inc. (2000-2007)

•
URS Corporation (2007-2008)

•
The Babcock & Wilcox Company (2010-June 2015)

Skills and Qualifications:

✓
Engineering/Construction Industry

✓
Other Public Company Directorships

✓
Corporate Governance

✓
Executive Leadership

✓
Financial Oversight

✓
International Operations

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Corporate Governance

ERICH KAESER
Director Since 2016

Prior to his retirement in December 2014, Mr. Kaeser, 60, served in key executive and advisory positions, with a strong focus on the Middle East markets, throughout his 35 year career at Siemens AG, a global conglomerate producing energy-efficient and resource-saving technologies across a variety of industrial sectors. Mr. Kaeser served as Executive Advisor to the Siemens AG Board and Regional Middle East Management from December 2013 to December 2014, and as Chief Executive Officer, Siemens Middle East, responsible for overseeing the Siemens business in 16 countries, from August 2008 to November 2013. He also served as Senior Vice President, Head of Corporate Development and Regional Strategies Africa, Middle East, C.I.S., Siemens AG from May 2007 to August 2008, and in several other managerial and executive capacities within the Energy, Industry, Infrastructure and Cities sectors since commencing his career at Siemens in 1979, including: Senior Vice President, Head of Corporate Development and Regional Strategies Africa, Middle East, C.I.S., Siemens A.G., from 2007 to 2008, Managing Director—Branch Offices Jordan, Syria and Lebanon, Siemens A.G., from 2006 to 2007, General Manager—Power Transmission & Distribution Systems, Lower Gulf (UAE, Qatar, Bahrain, Oman, Yemen), Siemens LLC, from 2005 to 2006, President Transportation Systems – Turnkey Systems (worldwide), Siemens A.G., from 2004 to 2005, and Chief Executive Officer of Siemens Ltd. in Saudi Arabia, from 2000 to 2004. Since January 2015, Mr. Kaeser has served as an Executive Advisor for MKS Consultancy FZ LLC (a member of QRC Group A.G.), an international management consulting and executive recruitment company. Mr. Kaeser holds a Bachelor degree in Electrical Power Engineering from the Regensburg University of Applied Sciences in Germany.

The Board of Directors is nominating Mr. Kaeser in consideration of the breadth of his experience in the energy and supporting infrastructure businesses and his extensive international operations experience, particularly in the Middle East.  Mr. Kaeser brings to the Board significant managerial and operational expertise in the international energy industry and provides key insight into McDermott’s international operations and strategy. Based on his knowledge and experience, Mr. Kaeser qualifies as an “audit committee financial expert.”

Committee Assignments:

•
Audit Committee

Current Public Company Directorships:

•
None

Former Public Company Directorships:

•
None

Skills and Qualifications:

✓
Energy/Infrastructure Services Industry

✓
Executive Leadership

✓
Financial Oversight

✓
Knowledge of Core Customers

✓
International Operations

GARY P. LUQUETTE
Director Since 2013

Mr. Luquette, 60, has served as President and Chief Executive Officer of Frank’s International N.V., a global provider of engineered tubular services to the oil and gas industry, since January 2015, and has served as Frank’s Supervisory Director since November 2013. From 2006 until September 2013, he served as President of Chevron North America Exploration and Production, a unit of Chevron Corporation. Mr. Luquette began his career with Chevron in 1978 and, prior to serving as President, held several other key exploration and production positions in Europe, California, Indonesia and Louisiana, including Managing Director of Chevron Upstream Europe, Vice President, Profit Center Manager, Advisor and Engineer. He has served on the board of directors for the United Way of Greater Houston and has also been a member of the American Petroleum Institute and was the former chair of its Upstream Committee. Mr. Luquette has a Bachelor of Science degree in Civil Engineering from the University of Louisiana at Lafayette.

The Board of Directors is nominating Mr. Luquette in consideration of his extensive senior management, operational and international experience in the global oil and gas exploration and production industry and the oilfield services industry. Our Board benefits from his valuable upstream customer perspective and his knowledge and understanding of the subsea sector and our core customers.

Non-Executive Chair of the Board

Committee Assignments:

•
Compensation Committee

Current Public Company Directorships:

•
Frank’s International N.V. (Since 2013) — Supervisory and Audit Committees

Former Public Company Directorships:

•
None

Skills and Qualifications:

✓
Energy/Oil Field Services Industry

✓
Other Public Company Directorships

✓
Corporate Governance

✓
Executive Leadership

✓
Knowledge of Core Customers

✓
Financial Oversight

✓
International Operations

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WILLIAM H. SCHUMANN, III
Director Since 2012

From 2005 until his retirement in August 2012, Mr. Schumann, 65, served as Executive Vice President of FMC Technologies, Inc. (“FMC”), a global provider of technology solutions for the energy industry. During his 30-year career at FMC, and its predecessor, FMC Corporation, he also served in the following positions: Chief Financial Officer of FMC Corporation from 1999 until his retirement from that position in December 2011; Vice President, Corporate Development from 1998 to 1999; Vice President and General Manager, Agricultural Products Group from 1995 to 1998; Regional Director, North America Operations, Agricultural Products Group from 1993 to 1995; Executive Director of Corporate Development from 1991 to 1993, and other various management positions from the time he joined FMC in 1981. He also has served as the Chairman of the Board of Avnet, Inc., an industrial distributor of electronic components and products, since February 2010. Mr. Schumann has a Bachelor of Science degree in Systems Engineering from the University of California, Los Angeles, and a Master of Science degree in Management Science from University of Southern California Marshall Graduate School of Business.

The Board of Directors is nominating Mr. Schumann in consideration of his valuable experience acquired from serving in several executive leadership and board positions at public companies within the energy industry and his broad knowledge in the areas of accounting, auditing and financial reporting. Mr. Schumann brings to the Board managerial, operational and financial expertise in the global energy industry. Based on his knowledge and experience, Mr. Schumann qualifies as an “audit committee financial expert.”

Committee Assignments:

•
Audit Committee (Chair)

Current Public Company Directorships:

•
Avnet, Inc. (since 2010) — Non-Executive Chairman of the Board, Audit, Compensation and Corporate Governance Committees

Former Public Company Directorships:

•
AMCOL International Corporation (2012-2014)

•
URS Corporation (March 2014-October 2014)

•
UAP Holding Corp. (2005-2008)

Skills and Qualifications:

✓
Energy Industry

✓
Other Public Company Directorships

✓
Corporate Governance

✓
Financial Oversight

✓
Executive Leadership

✓
Knowledge of Core Customers

✓
International Operations

MARY L. SHAFER-MALICKI
Director Since 2011

From July 2007 until her retirement in March 2009, Ms. Shafer-Malicki, 55, was Senior Vice President and Chief Executive Officer of BP Angola, a subsidiary of BP p.l.c. (“BP”), an oil and natural gas exploration, production, refining and marketing company. Previously, she held several other executive leadership positions during her 25 year career with BP p.l.c. and its predecessor company, Amoco Corp. (which was acquired by BP in 1998), including Chief Operating Officer of BP Angola from January 2006 to June 2007, Director General of BP Vietnam, from 2003 to 2004, and various other international engineering and managerial positions. In addition to working with a number of non-profit organizations, Ms. Shafer-Malicki has also served as a director of Ausenco Limited, an Australian company providing engineering design, project management, process controls and operations solutions to a variety of industries, since January 2011, and as a director of John Wood Group PLC, a leading independent services provider for the oil and gas and power generation markets, since June 2012. Ms. Shafer-Malicki has a Bachelor of Science degree in Chemical Engineering from Oklahoma State University.

The Board of Directors is nominating Ms. Shafer-Malicki in consideration of her diverse experience in the upstream energy and supporting infrastructure businesses and her significant international operations experience, having served in executive and director roles for public companies in Europe, Asia Pacific and Africa. Ms. Shafer-Malicki’s significant experience in international oil and gas provides valuable insight into McDermott’s operations, strategy, commercial, safety, supply chain management and core customers.

Committee Assignments:

•
Compensation Committee (Chair) and Governance Committee

Current Public Company Directorships:

•
Ausenco Limited (since 2011) — Audit Committee Chair and Nomination Committee

•
John Wood Group PLC (since 2012) — Nomination and Remuneration Committees, and Safety & Assurance Committee

Former Public Company Directorships:

•
None

Skills and Qualifications:

✓
Energy/Oilfield Services Industry

✓
Other Public Company Directorships

✓
Corporate Governance

✓
Executive Leadership

✓
Knowledge of Core Customers

✓
Financial Oversight

✓
International Operations

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Corporate Governance

DAVID A. TRICE
Director Since 2009

From February 2000 until his retirement in May 2009, Mr. Trice, 68, was President and Chief Executive Officer of Newfield Exploration Company, an oil and natural gas exploration and production company, and served as chairman of its board from September 2004 to May 2010. He previously served in several other key leadership positions at Newfield, including Vice President and Chief Financial Officer, Chief Operating Officer and President, and Vice President of Finance and International. Prior to his career at Newfield, Mr. Trice served as President and Chief Executive Officer of Huffco Group, Inc., from 1991 to May 1997. He began his career in 1973 as an attorney. Mr. Trice has also served as a director of New Jersey Resources Corporation, an energy company providing retail and wholesale services across the United States and Canada, since 2004, and as a director of QEP Resources, Inc., an energy company specialized in natural gas and oil exploration, since 2011. Mr. Trice has an Accounting and Management Services Degree from Duke University and a Juris Doctorate from Columbia University School of Law.

The Board of Directors is nominating Mr. Trice in consideration of his significant experience gained from serving in executive leadership and board positions at public companies within the oil and gas exploration and production business. With his extensive knowledge in the areas of accounting, auditing and financial reporting and his legal background, Mr. Trice offers the Board valuable insight on risk oversight, financial policy, executive compensation and corporate governance matters. Based on his knowledge and experience, he qualifies as an “audit committee financial expert.”

Committee Assignments:

•
Audit Committee

Current Public Company Directorships:

•
New Jersey Resources Corporation (since 2004) — Compensation, and Nominating and Governance Committee

•
QEP Resources, Inc. (since 2011) — Compensation Committee Chair, Nominating and Governance

Former Public Company Directorships:

•
Hornbeck Offshore Services, Inc. (2002-2011)

•
Newfield Exploration Company (2000-2010)

•
Grant Prideco, Inc. (2003-2008)

Skills and Qualifications:

✓
Energy/Oilfield Services Industry

✓
Other Public Company Directorships

✓
Corporate Governance

✓
Executive Leadership

✓
Financial Oversight

✓
International Operations

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Summary of Director Qualifications and Experience

Director Qualifications

Our Governance Committee has determined that a candidate for election to our Board of Directors must meet specific minimum qualifications. Each candidate should:

•
have a record of integrity and ethics in his/her personal and professional life;

•
have a record of professional accomplishment in his/her field;

•
be prepared to represent the best interests of our stockholders;

•
not have a material personal, financial or professional interest in any competitor of ours; and

•
be prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member, and not have other personal or professional commitments that would, in the Governance Committee’s sole judgment, interfere with or limit his or her ability to do so.

In addition, the Governance Committee also considers it desirable that candidates contribute positively to the

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Corporate Governance

collaborative culture among Board members and possess professional and personal experiences and expertise relevant to our business and industry. The Governance Committee solicits ideas for possible candidates from a number of sources, including independent director candidate search firms, members of the Board and our senior level executives.

The Board recognizes the benefits of a diversified board and believes that any search for potential director candidates should consider diversity as to gender, race, ethnic background and personal and professional experiences. Additionally, our Corporate Governance Guidelines provide that any independent director search firm retained to assist the Governance Committee in identifying director candidates shall seek to include diverse candidates in terms of race, ethnic background and gender.

Director Independence

The New York Stock Exchange (“NYSE”) listing standards require our Board of Directors to be comprised of at least a majority of independent directors. In 2015, however, the Board amended our Corporate Governance Guidelines to require that, with the exception of the Chief Executive Officer, the Board be comprised entirely of independent directors. For a director to be considered independent, our Board must determine that the director does not have any direct or indirect material relationship with us. To assist it in determining director independence, and as permitted by NYSE rules then in effect, the Board previously established categorical standards which conform to, or are more exacting than, the independence requirements in the NYSE listing standards. These standards are contained in our Corporate Governance Guidelines, which can be found on our Web site at www.mcdermott.com under “INVESTORS — Corporate Governance.”

Based on these independence standards, our Board of Directors has affirmatively determined that the following directors are independent and meet our categorical independence standards:

John F. Bookout, III	Gary P. Luquette
Roger A. Brown	William H. Schumann, III
Stephen G. Hanks	Mary L. Shafer-Malicki
Erich Kaeser	David A. Trice

In determining the independence of the directors, our Board considered ordinary course transactions between us and other entities with which the directors are associated, none of which were determined to constitute a material relationship with us. Messrs. Brown, Luquette, Kaeser, Schumann and Trice have no relationship with McDermott, except as a director and stockholder. Messrs. Bookout and Hanks and Ms. Shafer-Malicki are directors of entities with which we transact business in the ordinary course. Our Board also considered contributions by us to charitable organizations with which the directors were associated. No director is related to any executive or significant stockholder of McDermott, nor is any director, with the exception of Mr. Dickson, a current or former employee of McDermott.

Director Nominations

In 2015, our Governance Committee engaged Korn Ferry, an independent director search firm, in order to assist in selecting director candidates. After review and consideration of prospective candidates identified by Korn Ferry, Mr. Kaeser was appointed to the Board effective February 23, 2016 in consideration of his extensive experience in our industry and other qualifications.

Any stockholder may nominate one or more persons for election as one of our directors at the annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our By-Laws. See “Stockholders’ Proposals” in this proxy statement and our By-Laws, which may be found on our

Web site at www.mcdermott.com at “INVESTORS — Corporate Governance.”

The Governance Committee will consider candidates identified through the processes described above and will evaluate the candidates, including incumbents, based on the same criteria. The Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from their experience on the Board. Although the Governance Committee will consider candidates identified by stockholders, the Governance Committee has sole discretion whether to recommend those candidates to the Board.

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The Board’s Role and Responsibilities

Overview

Our Board of Directors oversees, monitors and directs management in the long-term interests of McDermott and our stockholders.

The Board’s key responsibilities include:
• Establishing the appropriate “Tone at the Top”
• Approving our long-term strategy and annual operating plan; monitoring performance and providing advice to management as a strategic partner
• Choosing and monitoring performance of the CEO and establishing succession plans
• Determining executive compensation
• Interviewing and nominating director candidates and monitoring the board’s performance
• Determining risk appetite; setting standards for managing risk; monitoring risk management
• Setting standards for and monitoring compliance; responding appropriately to “red flags”
• Evaluating any proposed transaction that creates a seeming conflict between the best interests of stockholders and those of management
• Setting standards for corporate social responsibility and monitoring compliance
• Overseeing relations with governments, communities and other constituents
• Reviewing corporate governance guidelines and committee charters

The Board’s Role in Risk Oversight

As part of its oversight function, the Board is actively involved in overseeing risk management through our Enterprise Risk Management (“ERM”) program, which includes periodic reporting through an area and corporate ERM structure. In connection with the ERM program, the Board exercises its oversight responsibility with respect to key external, strategic, operational and financial risks and discusses the effectiveness of current efforts to mitigate certain focus risks as identified by senior management and the Board through anonymous risk surveys.

Although the Board is ultimately responsible for risk oversight, the Board is assisted in discharging its risk oversight responsibility by the Audit, Compensation and Governance Committees. Each committee oversees management of risks, including, but not limited to, the areas of risk summarized below, and periodically reports to the Board on those areas of risk:

Committee	Risk Oversight
Audit	• Oversees management of risks related to our financial statements and the financial reporting process
Compensation	• Oversees management of risks related to our compensation policies and practices applicable to executives, as well as employees generally, employee benefit plans and the administration of equity plans
Governance
•
Oversees management of risks related to succession planning for the Chief Executive Officer and other members of executive management and our Ethics and Compliance Program (excluding responsibilities assigned to the Audit Committee)

At their respective November 2015 meetings, each committee undertook an assessment of those areas of risk oversight that were delegated to it and provided a report to the Board. Also, at its November 2015 meeting, the Board received an ERM report and performed an assessment and review of the risks described in that report that were not delegated to the committees.

Regarding risks relating to the design of our compensation programs, the Compensation Committee, with assistance from its independent compensation consultant, Pay Governance LLC, regularly reviews and assesses our compensation policies and practices to ensure that they are appropriate in terms of the level of risk-taking and in line with our business strategies and the interests of our stockholders. The Compensation Committee has designed our compensation programs to encourage performance focused on long-term stockholder value, promote company growth and allow for appropriate levels of risk-taking but to discourage excessive risk-taking. Based on the findings of the risk assessment performed at its November 2015 meeting, the Compensation Committee concluded that the risks arising from our compensation policies and practices are aligned with stockholders’ interests and not reasonably likely to have a materially adverse impact on us.

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Shareholder Engagement

The Board oversees and is committed to ongoing stockholder dialogue on governance and compensation matters and places considerable weight on stockholder feedback in making decisions impacting our governance processes and compensation programs. In 2015, our Board engaged in a stockholder outreach program to discuss our stockholders’ perspectives on our governance and compensation policies and practices. We reached out to stockholders representing approximately 40% of our outstanding common stock and conducted face-to-face meetings with holders of approximately 30%, which were led by either our independent Compensation Committee Chair or our independent Governance Committee Chair. This engagement process provided us with constructive shareholder feedback on governance and compensation topics, such as board refreshment, board evaluations, annual and long-term incentive programs and disclosure around our executive compensation programs.

The feedback received during the course of our outreach efforts was fully reported to and assessed by the Board and its relevant committees. The Board considered comments regarding our executive compensation program proxy disclosure. To address those comments, this proxy statement was re-designed and supplemented with enhanced and simplified disclosures on our executive compensation programs. Additional details as to our 2015 engagement effort and actions taken in response to stockholders’ compensation-related comments are provided on pages 7 and 35 of this proxy statement. Stockholders were highly supportive of our corporate governance processes and were supportive of the Board’s current tenure mix and commitment to director refreshment. In response to stockholder input received on our annual Board evaluation process, the Board has enhanced its current self-evaluation process. The Board will continue to seek shareholder input to systematically identify and proactively address important governance and compensation issues.

Board Refreshment

We are committed to a strong board refreshment process. As part of our commitment to board refreshment we impose a mandatory director retirement age of 72, require Committee Chairs to rotate after five years of service and annually review Committee composition and individual director skills and qualifications. Additionally, our Governance Committee, typically with the assistance of a third party search firm, identifies and considers new director candidates who have expertise that would complement and enhance the current board’s skills and experience. As a result of this process, Erich Kaeser was appointed to our Board effective February 23, 2016. Our commitment to board refreshment has resulted in a Board with a well-balanced tenure, with three directors who have served three years or less, four directors who have served between four and seven years and two directors who have served eight years or more.

Board and Committee Evaluations

As required by our Corporate Governance Guidelines, our Board conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. In accordance with its charter, the Governance Committee oversees that annual evaluation, solicits comments from all directors and reports annually to the Board with an assessment of the performance of the Board and its committees. This assessment is then discussed and taken into account by the full Board in executive session in its consideration of any appropriate action or response that might strengthen director communications and the overall effectiveness of Board and committee meetings.

Communications with the Board

Stockholders or other interested persons may send written communications to the independent members of our Board, addressed to Board of Directors (Independent Directors), c/o McDermott International, Inc., Corporate Secretary, 757 N. Eldridge Pkwy., Houston, Texas 77079.

Board Leadership Structure

Mr. Luquette has served as Chair of the Board since May 6, 2014. Our Board believes that it is appropriate for McDermott to have a Chair of the Board separate from the Chief Executive Officer, as this structure allows Mr. Dickson, McDermott’s President and Chief Executive Officer, to maintain his focus on our strategic direction and the management of our day-to-day operations and performance, while Mr. Luquette is able to set the Board’s agendas and lead the Board meetings.

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Executive Sessions

Our independent directors meet in executive session without management on a regular basis. Currently, Mr. Luquette, our Chair of the Board of Directors, serves as the presiding director for those executive sessions.

Board of Directors and its Committees

Our Board met 10 times during 2015. All directors serving on the Board during 2015 attended 75% or more of the meetings of the Board and of the committees on which they served during 2015. Additionally, with the exception of Mr. Schumann, all directors serving on the Board in 2015 attended our 2015 Annual Meeting.

Board Committees

Our Board currently has, and appoints the members of, standing Audit, Compensation and Governance Committees. Our Board’s Finance Committee, which met 5 times in 2015, was dissolved effective November 1, 2015 as a result of our Board’s unanimous decision that the Finance Committee no longer remained a necessary and appropriate committee of our Board since the matters reviewed by the Finance Committee were also generally reviewed in detail at the Board meetings held on or about the same date. Each standing Board committee is comprised entirely of independent nonemployee directors and has a written charter approved by the Board. The current charter for each standing Board committee is posted on our Web site at

www.mcdermott.com under “WHO WE ARE — Leadership — Board Committees.” Attendance at committee meetings is open to every director, regardless of whether he or she is a member of the committee. Occasionally, our Board may convene joint meetings of certain committees and the Board. Each portion of the joint meeting is counted separately for purposes of the number of meetings of the Board and its committees disclosed in this proxy statement. The following table shows the current membership, the principal functions and the number of meetings held in 2015 for each committee:

AUDIT COMMITTEE

Committee Members: Mr. Schumann (Chair) Mr. Hanks Mr. Kaeser Mr. Trice 5 Meetings Held in 2015	Principal Functions and Additional Information
• Monitors our financial reporting process and internal control system.
• Oversees the integrity of our financial statements.
•
Monitors our compliance with legal and regulatory financial requirements, including our compliance with the applicable reporting requirements established by the U.S. Securities and Exchange Commission (the “SEC”).

• Evaluates the independence, qualifications, performance and compensation of our independent registered public accounting firm.
• Oversees the performance of our internal audit function.
• Oversees certain aspects of our Ethics and Compliance Program relating to financial matters, books and records and accounting and as required by applicable statutes, rules and regulations.
• Provides an open avenue of communication among our independent registered public accounting firm, financial and senior management, the internal audit department and the Board.

Our Board has determined that Messrs. Trice, Hanks, Kaeser and Schumann each qualify as an “audit committee financial expert” within the definition established by the SEC. For more information on the backgrounds of those directors, see their biographical information under “Election of Directors” above.

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COMPENSATION COMMITTEE

Committee Members: Ms. Shafer-Malicki (Chair) Mr. Brown Mr. Luquette 6 Meetings Held in 2015	Principal Functions and Additional Information
• Oversees the design of our officer and director compensation plans, policies and programs.
• Evaluates employee benefit plans.
• Approves and/or recommends to the Board for approval such officer and director compensation plans, policies and programs.
•
Annually reviews and approves goals and objectives relevant to CEO compensation, evaluates (in coordination with the Governance Committee) the CEO’s performance in light of those goals and objectives and sets the CEO’s compensation based on that evaluation.

• Oversees our disclosures relating to compensation plans, policies and programs, including overseeing the preparation of the Compensation Discussion and Analysis included in this proxy statement.
•
Acts in its sole discretion to retain or terminate any compensation consultant to be used to assist the Compensation Committee in the discharge of its responsibilities. For additional information on the role of compensation consultants, please see “Compensation Discussion and Analysis — How We Make Compensation Decisions” below.

•
For 2015, the Compensation Committee authorized our Chief Executive Officer, in consultation with his direct reports, to establish individual goals under our Executive Incentive Compensation Plan (“EICP”) for our other executive officers and key employees who participate in the EICP. All payments under the EICP are subject to Compensation Committee approval.

•
Under our long term incentive plans, the Compensation Committee may delegate some of its duties to our Chief Executive Officer or other senior officers. The Compensation Committee has delegated certain authority to our Chief Executive Officer and Senior Vice President, Human Resources, for the approval of awards under the 2014 LTIP to new-hire, non-officer employees.

•
Under the McDermott International, Inc. Director and Executive Deferred Compensation Plan, which we refer to as the “DCP,” the Compensation Committee may delegate any of its powers or responsibilities to one or more members of the Committee or any other person or entity.

GOVERNANCE COMMITTEE

Committee Members: Mr. Hanks (Chair) Mr. Bookout Mr. Brown Ms. Shafer-Malicki 6 Meetings Held in 2015	Principal Functions and Additional Information
• Identifies individuals qualified to become Board members and recommends to the Board each year the director nominees for the next annual meeting of stockholders.
• Recommends to the Board the directors to serve on each Board committee.
• Develops, reviews and recommends to the Board any changes to our Corporate Governance Guidelines the Governance Committee deems appropriate in consideration of current and best practices.
• Leads the Board in its annual review of the performance of the Board and its committees.
• Oversees the annual evaluation of our Chief Executive Officer (in conjunction with the Compensation Committee).
• Reviews and assesses the succession plan for the Chief Executive Officer and other members of executive management and reviews such plan with the Board periodically, and at least on an annual basis.
• Recommends to the Board the compensation of nonemployee directors.
• Serves as the primary committee overseeing our Ethics and Compliance Program, excluding certain oversight responsibilities assigned to the Audit Committee.
• Oversees our director and officer insurance program.

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Corporate Governance

Compensation Committee Interlocks and Insider Participation

All members of our Compensation Committee are independent in accordance with NYSE listing standards. No member of the Compensation Committee (1) was, during the year ended December 31, 2015, or had previously been, an officer or employee of McDermott or any of its subsidiaries, or (2) had any material interest in a transaction of McDermott or a business relationship with, or any indebtedness to, McDermott. No interlocking relationship existed during the year ended December 31, 2015 between any member of the Board of Directors or the Compensation Committee and an executive officer of McDermott.

Related Party Transactions

We have adopted a written Related Person Transaction Policy applicable to any individual transaction or series of related transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which:

•
McDermott or any of its subsidiaries is, was or will be a participant;

•
any related person (as defined in the policy) has, had or will have a direct or indirect material interest; and

•
the amount involved exceeds $120,000.

This policy requires directors, director nominees and executive officers to provide written notice to the General Counsel (“GC”) of any potential Related Person Transaction involving, directly or indirectly, him or her or any of his or her immediate family members. Additionally, each director, director nominee and executive officer must complete an annual questionnaire designed in part to elicit and evaluate information about potential related person transactions and any related person relationships. All related person transactions requiring compliance with the policy as determined by the GC must be presented to the Governance Committee for review, approval, ratification or other action. The Governance Committee will approve or ratify a related person transaction only if it determines that, under all of the circumstances, the transaction is not inconsistent with the best interests of McDermott. There were no such transactions found to be directly or indirectly material to a related person required by SEC rules to be disclosed in this proxy statement.

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Corporate Governance

Compensation of Directors

We did not make any changes to our nonemployee director compensation program in 2015.

Under our 2015 nonemployee director compensation program, cash compensation for nonemployee directors consisted of retainers (paid monthly and prorated for partial terms) and meeting fees as follows:

Annual Board Member Retainer	$75,000
Audit Committee Chair Retainer	$20,000
Compensation Committee Chair Retainer	$20,000
Governance Committee Chair Retainer	$10,000
Additional Retainer for Lead Director (if applicable)	$20,000
Additional Retainer for Chair of the Board	$150,000
Meeting fees for each meeting of the Board or a Committee (of which the non-employee director is a member) attended in excess of the twelfth Board or Committee meeting per annual director term	$2,500

The table below summarizes the compensation earned by or paid to our nonemployee directors during the year ended December 31, 2015.

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
John F. Bookout, III	$75,000	$119,999	$194,999
Roger A. Brown	$75,000	$119,999	$194,999
Stephen G. Hanks	$85,000	$119,999	$204,999
Gary P. Luquette	$225,000	$119,999	$344,999
William H. Schumann, III	$95,000	$119,999	$214,999
Mary L. Shafer-Malicki	$95,000	$119,999	$214,999
David A. Trice (2)	$83,333	$119,999	$203,332

(1)

Under our 2015 director compensation program, equity compensation for nonemployee directors included a discretionary annual stock grant. On May 14, 2015, each of the nonemployee directors then serving as a director received a grant of 24,742 shares of restricted stock valued at $119,999, which is the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, using the closing market price of McDermott common stock on the date of grant ($4.85). Under the terms of each award, the restricted stock vested immediately on the grant date and immediately became unrestricted shares of McDermott common stock. For a discussion of the valuation assumptions with respect to these awards, see Note 13 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2015.

As of December 31, 2015, nonemployee directors had aggregate outstanding stock option awards as follows: Mr. Bookout – stock options to purchase 6,105 shares; and Mr. Brown – stock options to purchase 3,488 shares. All of such stock options were fully vested.

(2)

Mr. Trice served as Chair of the Finance Committee prior to its dissolution effective November 1, 2015. The additional retainer he received as Chair of the Finance Committee was $10,000, prorated for his partial year service.

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Corporate Governance

Executive Officer Profiles

The following profiles provide the relevant experience, age and tenure with McDermott as of April 29, 2016 of our Chief Executive Officer, Chief Financial Officer and other executive officers currently employed by McDermott.

David Dickson, President and Chief Executive Officer

Age: 48 | Tenure: 2 years

Mr. Dickson has served as a member of our Board of Directors and as President and Chief Executive Officer since December 2013, prior to which he served as our Executive Vice President and Chief Operating Officer from October 2013. Mr. Dickson has over 24 years of offshore oilfield engineering and construction business experience, including 11 years of experience with Technip S.A. (“Technip”) and its subsidiaries. From September 2008 to October 2013, he served as President of Technip U.S.A. Inc., with oversight responsibilities for all of Technip’s North American operations. In addition to being the President of Technip U.S.A. Inc., Mr. Dickson also had responsibility for certain operations in Latin America, including Mexico, Venezuela, Colombia and the Caribbean. Mr. Dickson also supported the Technip organization by managing key customer accounts with international oil companies based in the United States.

Stuart Spence, Executive Vice President and Chief Financial Officer

Age: 46 | Tenure: 19 months

Mr. Spence has served as McDermott’s Executive Vice President and Chief Financial Officer since August 2014. Mr. Spence has approximately 19 years of combined financial and operational management experience with companies in the oilfield products and services and engineering and construction businesses. Immediately prior to joining McDermott, Mr. Spence served as Vice President, Artificial Lift for Halliburton Company, where he had overall strategic and operational responsibility for Halliburton’s artificial lift product and service line. Previously, he served as Senior Director, Strategy and Marketing for Halliburton’s Completion and Production Division. Mr. Spence joined Halliburton following Halliburton’s acquisition of Global Oilfield Services Inc. in November 2011. He served as Executive Vice President and Chief Financial Officer of Global Oilfield Services from 2008 to May 2011 and as Executive Vice President, Strategy, in May 2011 in connection with the sale to Halliburton. His prior experience also includes positions of increasing financial and management responsibility at: Green Rock Energy, LLC; and Vetco International Ltd. (holding company for Aibel Ltd., an oilfield facilities maintenance and construction company, and Vetco Gray, Inc., a subsea production and drilling equipment company).

Steve Allen, Senior Vice President, Human Resources

Age: 63 | Tenure: 2 years

Mr. Allen has served as our Senior Vice President, Human Resources since March 2014. Previously, he served as the Senior Vice President, Human Resources for Technip USA in Houston, Texas, from August 2005 until January 2014. Mr. Allen has more than 25 years of human resources experience in the oil and gas, utility and engineering and construction industries, including leadership roles in compensation, benefits, talent acquisition, talent management and real estate management.  Prior to joining Technip in 2005, Mr. Allen held the position of General Manager, Human Resources for Duke Energy in Cincinnati, Ohio.

Liane Hinrichs, Senior Vice President, General Counsel and Corporate Secretary

Age: 57 | Tenure: 17 years

Ms. Hinrichs has been our Senior Vice President, General Counsel and Corporate Secretary since October 2008. Previously, she served as our: Vice President, General Counsel and Corporate Secretary from January 2007 to September 2008; Corporate Secretary and Associate General Counsel, Corporate Compliance and Transactions from January 2006 to December 2006; Associate General Counsel, Corporate Compliance and Transactions, and Deputy Corporate Secretary from June 2004 to December 2005; Assistant General Counsel, Corporate Secretary and Transactions from October 2001 to May 2004; and Senior Counsel from May 1999 to September 2001. Prior to joining McDermott in 1999, she was a partner in a New Orleans law firm.

Jonathan Kennefick, Senior Vice President, Project Execution and Delivery

Age: 47 | Tenure: 24 years

Mr. Kennefick has served as our Senior Vice President, Project Execution and Delivery, since November 2015. Mr. Kennefick joined McDermott in 1992, and has served in various positions of increasing responsibility, including: Vice President of Quality, Health, Safety, Environment and Security, from March 2014 to November 2015; Vice President, Operations—Middle East and India, from May 2012 to March 2014; Director of Operations, from June 2010 to May 2012; and General Manager, Marine Operations, from March 2008 to June 2010.

Brian McLaughlin, Senior Vice President, Commercial

Age: 45 | Tenure: 8 years

Mr. McLaughlin has served as McDermott’s Senior Vice President, Commercial, since September 2015. Previously, he served as our VP Commercial, Offshore, from 2014 to September 2015; General Manager, Business Development—Middle East and India, from 2010 to 2014; Senior Director, Business Development—Middle East and India, from 2008 to 2010; and, Proposals Manager, Middle East, from 2006 to 2008. Prior to joining McDermott, Mr. McLaughlin held roles of increasing responsibility at Al Faris, Abu Dhabi, ALE Middle East and Weir Pumps.

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Corporate Governance

Linh Austin, Vice President, Middle East

Age: 46 | Tenure: 16 months

Mr. Austin has served as our Vice President and General Manager, Middle East since January 2016 and, previously, as our Senior Director Operations, Middle East since January 2015.  Mr. Austin has over 20 years of executive and operational experience in the oil and gas industry, including two years in the Middle East with BP. Prior to joining McDermott, he served as: Senior Advisor for Abu Dhabi Marine Operating Company (ADMA-OPCO) from August 2013 until January 2015; Commercial Project General Manager for BP from July 2012 to August 2013; Director of Planning & Resources Unit Leader for BP from 2009 to 2012; President and CEO of Point Energy Group from 2007 to 2010; Global Strategy and IM Director for BP from 2004 to 2007; and Business Unit Chief of Staff, Project and Operations Management for BP and ARCO from 1993 to 2004.

Hugh Cuthbertson, Vice President, Asia

Age: 58 | Tenure: 38 years

Mr. Cuthbertson has served as our Vice President, Asia since April 2014. Mr. Cuthbertson joined McDermott in 1978, and has held positions of increasing responsibility in business development, project management and regional responsibility. Previously, he served as our: Vice President and General Manager, Asia Pacific, from April 2014 to January 2015; Senior Director, Operations, McDermott Australia Pty. Ltd. (“MAP”), from July 2013 to March 2014; Senior Director, Business Development, MAP, from March 2012 to July 2013; and Managing Director, MAP, from May 2009 to March 2012.

Kelly Janzen, Vice President, Finance and Chief Accounting Officer

Age: 43 | Tenure: 16 months

Ms. Janzen has served as our Vice President, Finance and Chief Accounting Officer since May 2015, and previously as our Vice President, Finance and Corporate Controller since December 2014. Prior to joining McDermott, she served as: Distributed Power Global Controller, General Electric Company (“GE”), from April 2013 to November 2014; Operational Controller, Global Growth and Operations, GE, from August 2011 to April 2013; Global Assistant Controller, GE Healthcare, from August 2010 to August 2011; Americas Controller, GE Healthcare, from March 2007 to August 2010; and other positions of increasing responsibility since she joined GE in February 2002.

Scott Munro, Vice President, Americas, Europe and Africa

Age: 41 | Tenure: 2 years

Mr. Munro has served as our Vice President, Americas, Europe and Africa, since January 2015. Previously, he served as our Vice President and General Manager, North Seas and Africa, from April 2014 to January 2015; and Vice President, Projects and Operations Subsea, from the time he joined McDermott in January 2014 through March 2014. Prior to joining McDermott, Mr. Munro was Vice President, Commercial, for Technip U.S.A. Inc., a subsidiary of Technip, from 2010 to 2013; and Vice President Offshore Unit, Technip France, an operating unit of Technip, from 2013 to 2014. Mr. Munro has management experience in the oil and gas industry, having worked in the United Kingdom, United States, Canada, Brazil and France in a variety of operational and project management roles in organizations such as Coflexip Stena Offshore Group S.A., Acergy, S.A., Chevron Corporation and Technip.

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EXECUTIVE COMPENSATION

Item 2 – Advisory Vote to Approve Named Executive Officer Compensation

We are asking our stockholders to vote on an advisory basis to approve the compensation of our NEOs (sometimes referred to as “say on pay”) in accordance with Section 14A(a)(1) of the Securities Exchange Act of 1934. The Board recommends a vote “FOR” this proposal because it believes that our compensation policies and practices are effective in achieving McDermott’s philosophy of providing compensation that:

•
attracts, motivates and retains well-qualified executives;

•
provides performance-based incentives to reward achievement of short and long term business goals and strategic objectives while recognizing individual contributions; and

•
aligns the interests of our executives with those of our stockholders.

For the reasons discussed in the “Compensation Discussion and Analysis,” accompanying compensation tables and related narrative disclosures in this proxy statement, the Board of Directors unanimously recommends that stockholders vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussion in McDermott’s proxy statement relating to its 2016 annual meeting of stockholders, is hereby APPROVED.”

While the resolution is non-binding, the Board of Directors and Compensation Committee will consider the outcome of the vote when making future compensation decisions.

Our Board of Directors recommends that stockholders vote “FOR” the advisory vote to approve named executive officer compensation.

Compensation Discussion & Analysis

Introduction

The following Compensation Discussion and Analysis, or CD&A, provides information relevant to understanding the 2015 compensation of our executive officers and former executive officers identified in the Summary Compensation Table, whom we refer to as our NEOs. “Continuing NEOs”, as used in the CD&A, includes only the Named Executive Officers who remained employed in their same position with McDermott through the date of this proxy statement. For 2015, our Continuing NEOs and their respective titles were as follows:

•
David Dickson, our President and Chief Executive Officer;

•
Stuart A. Spence, our Executive Vice President and Chief Financial Officer;

•
Stephen L. Allen, our Senior Vice President, Human Resources;

•
Liane K. Hinrichs, our Senior Vice President, General Counsel and Corporate Secretary; and

•
Hugh J. Cuthbertson, our Vice President, Asia.

The following discussion also contains statements regarding future individual and company performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We caution investors not to apply these statements in other contexts.

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Executive Compensation

CD&A Executive Summary

About our Business, the Macro Environment and our Compensation Philosophy

McDermott is a leading provider of integrated engineering, procurement, construction and installation services for offshore and subsea oil and gas field developments worldwide. We deliver fixed and floating production facilities, pipelines and subsea systems, from concept to commissioning to customers including national oil companies and international and independent oil companies. McDermott generally has 40 or fewer active contracts at any given time, which typically span a duration of one to three years, are performed in a variety of jurisdictions, and which may individually range from less than $50 million to more than $2 billion in total contract value. We execute our contracts through a variety of methods, with fixed-price contracts being the most prevalent. These contracts are often performed in difficult conditions, and the cost and gross profit we realize on these contracts could vary materially from the estimated amounts because of supplier, contractor and subcontractor performance, changes in job conditions, unanticipated weather conditions, variations in labor and equipment productivity, increases in the cost of raw materials over the term of the contract or our own performance.

The demand for our EPCI services and our ability to book new work is dependent upon the capital expenditures of oil and gas companies for the construction of development projects. Since the start of the material decline in oil and natural gas prices over 18 months ago, many oil and gas companies have announced significant reductions in their capital expenditure budgets, and have continued to reprioritize and defer work as they evaluate project economics. This has resulted in the delay of project awards from those customers and increased competition to McDermott, as competitors compete to secure a more limited number of available projects. Building backlog and booking new work at appropriate margins has been one of McDermott’s key strategies in this challenging macro environment.

The Compensation Committee is committed to targeting reasonable and competitive total direct compensation for our NEOs, with a significant portion of that compensation being performance-based. Our compensation programs are designed to drive achievement of our business strategies and provide competitive opportunities; accordingly, achievement of most of those opportunities depends on the attainment of performance goals and/or stock price performance. McDermott’s compensation programs are designed to provide compensation that:

•
attracts, motivates and retains high-performing executives;

•
provides performance-based incentives to reward achievement of short and long-term business goals and strategic objectives while recognizing individual contributions; and

•
aligns the interests of our executives with those of our stockholders.

The Compensation Committee has designed and administered compensation programs aligned with this philosophy and is committed to continued outreach to stockholders to understand and address comments on our compensation programs.

2015 Elements of Compensation and Operating Strategies

Reflecting this philosophy, compensation arrangements in 2015 provided for the continuing use of three elements of target total direct compensation, for the primary purposes as set forth below:

Annual Base Salary	• Fixed cash compensation recognizing an executive officer’s experience, skill and performance
Annual Incentive, or EICP	• Variable compensation designed to reward achievement of short-term business goals and strategic objectives, while recognizing individual contributions
Long-Term Incentive, or LTI	• Variable compensation designed to align interests of executives with those of our stockholders with a focus on long-term performance results

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Executive Compensation

The mix of target total direct compensation for 2015 for our CEO is shown in the chart below:

Following Mr. Dickson becoming Chief Executive Officer in December 2013 and the significant turnaround efforts in 2014, McDermott commenced 2015 against the background of a challenging and deteriorating macro oil and gas environment. In 2015, we were focused on the seamless execution of our operating strategy — to drive a sustainable, profitable and growth-oriented business, with a focus on stockholders, customers and other stakeholders. In furtherance of this strategy, our 2015 goals were to:

•
increase operating income via improved project execution;

•
increase cash flow by prioritizing our liquidity needs;

•
increase backlog and bookings to support our future business;

•
promote pricing discipline on order intake operating margins; and

•
implement the McDermott Profitability Initiative (“MPI”), our plan focused on increasing profitability and operational flexibility.

Accordingly, McDermott’s 2015 compensation programs utilized metrics that were directly related to these strategies as reflected by the components of the EICP and LTI awards adopted by the Compensation Committee.

Annual Incentive (see page 37)
2015 Components	Comments
25% Operating Income Promotes improved project execution

Continued use of this metric in 2015 to incentivize increased operational income, which improves shareholder returns, and reflects improvements in project execution, which also improves customer relations and may lead to increased bookings and improved margins – all critical during a challenging market environment

25% Free Cash Flow Prioritizes liquidity needs of McDermott

Continued use of this metric in 2015 to incentivize increased cash flows, which supports increased liquidity goals intended to help us in the challenging macro market, as well as to provide project financing as required until certain contractual milestones are met

30% Order Intake Incentivizes increasing backlog and booking new work

Continued use of this metric in 2015, but with the weighting increased to 30% from 25% in 2014 in consideration of:

•
the importance of booking new work for the sustainability of the business over the short and long-term, and

•
the macro market and the need to secure work in a more competitive environment

20% Order Intake Operating Margin Promotes pricing discipline on order intake	Continued use of this metric in 2015, but with the weighting decreased to 20% from 25% in 2014 in consideration of the macro market and the need to secure work in a more competitive environment

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Executive Compensation

Annual Incentive (see page 37)
2015 Components	Comments
MPI Modifier Incentivizes achievement of goals relating to MPI	Introduced in 2015 to incentivize operational efficiency and enhance operating income, cash flows and operating income margins, ultimately increasing profitability and operational flexibility

Long-Term Incentive (see page 39)
2015 Components	Comments
50% Performance Units 3-year Aggregate Consolidated Order Intake

Increased weighting of Performance Units to 50% from 40% in 2014 to focus employees on improved McDermott performance during a challenging macro market and further align employees with stockholders

Introduced 3-year aggregate consolidated order intake as metric to directly align LTI awards with McDermott’s strategy of increasing backlog and booking new work for the sustainability of the business over the short and long-term in a difficult macro environment

Order intake operating margin targets established for 2015 assist in calibrating and promoting pricing discipline on these order intake goals

50% Restricted Stock Units

Continued use in 2015, but with the weighting of RSUs decreased to 50% in 2015 from 60% in 2014 in order to increase the proportion of the NEOs’ compensation that is performance-based and further align the interests of our NEOs with stockholders

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Executive Compensation

2015 Performance Highlights

Following Mr. Dickson becoming Chief Executive Officer in December 2013, and reflecting the execution of our operating strategy, McDermott’s financial performance was as follows for the periods presented below:

MDR Financial Performance
2013–2015

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Executive Compensation

As evidenced by the results above, following Mr. Dickson’s appointment as President and Chief Executive Officer in December 2013, McDermott’s financial performance has improved significantly. Total shareholder return (“TSR”) for McDermott was 15% for 2015, as compared to our Proxy Peer Group’s median TSR of approximately -33%. Operating income for 2015 of $91.2 million exceeded our 2014 operating income by $82.6 million and 2013 operating income by $547.9 million. Order intake of $3.7 billion in 2015 exceeded the amount of order intake for 2013 and 2014 combined and assisted in achieving year-end 2015 backlog of $4.2 billion, a $600 million increase over year-end 2014. In evaluating the performance of Mr. Dickson, the Board has considered these performance improvements, as well as other financial and leadership goals, and believes that Mr. Dickson has succeeded on all of these fronts since joining McDermott in late 2013, leading to a stronger, more durable business, particularly during a difficult business cycle and extended challenging macro environment.

As a further reflection of our improving performance, McDermott achieved financial results under the EICP that resulted in a financial metric result of 1.065x, which when multiplied by the MPI Modifier of 1.330x, resulted in total EICP bonus pool funding of 1.417x:

Weight	Financial Metric Performance Goal	Actual Result	Funding Multiple
25%	Operating Income	$91.2M	2.000x
25%	Free Cash Flow	($47.6M)*	1.071x*
30%	Order Intake	$3,700.7M	0.621x
20%	Order Intake Operating Margin**	7.3%	0.557x

*

Actual result for free cash flow was ($47.6M), which would have resulted in a funding multiple of 2.0x for this metric under the EICP. However, such result was reduced by the Compensation Committee in determining the funding multiple for this metric to ($250.4M), or a funding multiple of 1.071x, in consideration of the slippage in the delivery schedule of our vessel under construction, the DLV 2000, resulting in delay of our final shipyard payment until 2016.

**

Due to the nature of our business, forward-looking Order Intake Operating Margin goals are competitively sensitive and unable to be disclosed, although at this time we are able to disclose those goals and actual results after the end of the applicable performance period.

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Executive Compensation

Target versus Realized Values of CEO Compensation

The Compensation Committee is committed to targeting reasonable and competitive direct compensation for our NEOs. Because a significant portion of our NEOs’ compensation is performance-based, the target values established may vary substantially from the actual pay that may be realized.

The Compensation Committee generally targets total direct compensation within approximately 15% of the median compensation of our market for comparable positions. As a reflection of this, Mr. Dickson’s target total direct compensation for 2015 was approximately 95% of median market compensation.

The following table summarizes target values for Mr. Dickson’s compensation, as compared to realized values as of December 31, 2013, 2014 and 2015:

(1)

Target amount for 2013 included (i) the partial-year annual base salary earned by Mr. Dickson from his date of hire through 12/31/13, (ii) a $480,000 sign-on bonus that Mr. Dickson received to compensate him for benefits from his former employer that he was foregoing by joining McDermott and (iii) a one-time grant of restricted stock with a grant date fair value of approximately $3.8 million intended to compensate him for the forfeiture of equity-based incentives from his former employer. Target amounts for 2014 and 2015 included Mr. Dickson’s target EICP award and the grant date fair values of long-term incentives awarded in 2014 and 2015.

(2)

Realized amounts for all years include the amount of annual base salary earned. Realized amounts for 2013 include the sign-on bonus referred to in note (1) above. Realized amounts for 2014 and 2015 include the actual EICP awards earned in each year, as well as the value of long-term incentive awards granted in prior years, to the extent that those amounts vested in the applicable year, based on the closing price of our common stock on the date that they vested.

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Executive Compensation

Impact of 2015 Say-on-Pay Vote on Executive Compensation and Stockholder Outreach

2015 "Say on Pay" Vote	Stockholder Outreach	Stockholder Feedback	Board Oversight	Board Response
In 2015, 62% of our stockholders voted in favor of our executive compensation program	We reached out to stockholders representing approximately 40% of our outstanding common stock and other stakeholders to gain insight regarding their perspectives on corporate governance and compensation matters	We conducted face-to-face meetings with stockholders representing approximately 30% of our outstanding common stock	Meetings were led by either our independent Compensation Committee Chair or our independent Governance Committee Chair	Our Board is committed to understanding and addressing those issues discussed during our 2015 stockholder and stakeholder outreach efforts

Board Actions

What we heard	What we have done in response	When effective
Enhance transparency in proxy statement disclosures	Provided additional clarity and transparency in the proxy statement on compensation matters, including disclosure on how our compensation program ties to our strategy and specific targets of the programs	2016 Proxy Statement
Maintain consistency in executive compensation plans	The financial metrics under our Executive Incentive Compensation Plan (the "EICP") – operating income, free cash flow, order intake and order intake operating margin – have remained consistent since 2014, with the exception of the use of the MPI Modifier in 2015. The Compensation Committee approved the continuing use of these metrics for 2016 EICP awards	2014, 2015 and 2016 EICP Awards
Consider returning to a relative metric for long-term incentive plan awards	The Compensation Committee approved the use of Return on Average Invested Capital relative to a competitor peer group as the performance metric for the 2016 Performance Unit awards	2016 Performance Unit Awards
Require double-trigger vesting of equity awards upon a change in control	The 2016 McDermott International, Inc. Long-Term Incentive Plan provides for doubletrigger vesting upon a change in control, except where the awards are not assumed in the transaction	Approval of 2016 McDermott International, Inc. Long-Term Incentive Plan
Consider composition of Peer Group	The Compensation Committee considered changes to the peer group utilized for performance units in 2016, and, as a result of this consideration, added a competitive peer group of both domestic and international peers for determining performance under the 2016 Performance Unit awards	2016 Performance Unit Awards
Maintain strong corporate governance foundation and commitment to board refreshment	In response to the positive feedback received on our strong corporate governance and board refreshment practices, the Governance Committee continued its commitment to board refreshment by appointing a new independent director with significant experience in the Middle East to complement the current composition of the Board	February 2016
Continue stockholder engagement	The Board has prioritized stockholder engagement and will be continuing its vigorous outreach program going forward	Ongoing

The Compensation Committee will continue to consider the outcome of our say-on-pay votes when making future compensation decisions for the NEOs. The Compensation Committee expects to continue to hold the advisory vote to approve NEO compensation every year.

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Executive Compensation

2016 Compensation Decisions

As part of its annual process, in February 2016 the Compensation Committee approved the 2016 compensation plan design for our senior management, including the Continuing NEOs. These decisions took into consideration McDermott’s operating strategy, the macro oil and gas environment, comments received during the stockholder and other stakeholder outreach efforts in 2015, evolving practices in executive compensation and the advices of our compensation consultant, Pay Governance LLC. After consideration of these inputs, no increase was provided to any Continuing NEO annual base salary. For annual incentives, or EICP awards, no increase in target EICP award was provided for any Continuing NEO, and the Compensation Committee continued the use, for the third consecutive year, of operating income, free cash flow, order intake and order intake operating margin as financial metrics, intended to drive McDermott’s operating strategy. For long-term incentives, or LTI awards, the Compensation Committee continued the use of 50% restricted stock units and 50% performance units. The performance units awarded in 2016 returned to a relative metric, and are based on the achievement of relative Return on Average Invested Capital against a competitor peer group, comprised of both domestic and international competitors. Additionally, the Compensation Committee generally sought in 2016 to provide the same number of units to participants in our LTI program as awarded in 2015, absent any changes in target value of LTI awards. This was accomplished by utilizing the fair market value of McDermott common stock on March 5, 2015, the date of 2015 LTI awards, to determine the number of units to be awarded in 2016. Due to the decrease in the price of McDermott common stock, this resulted in a year over year decrease in the grant date fair value of LTI awarded to the Continuing NEOs, with the exception of Mr. Spence, who received an increase to the target value of his LTI award for 2016. For Mr. Dickson, the Compensation Committee also decreased the target value of his LTI award from $5,000,000 in 2015 to $4,000,000 in 2016, which when combined with the method of determining units to be awarded in 2016 referenced above, resulted in a year over year decrease in the grant date fair value of Mr. Dickson’s LTI award.

Executive Compensation Policies and Practices

Below we highlight certain of our executive compensation and governance policies and practices, including both those which we utilize to drive performance and those which we prohibit because we do not believe they would serve our stockholders’ long-term interests:

Policy or Practice	MDR Policy
Pay for Performance	☑	A significant portion of target total direct compensation is tied to performance, including 100% of annual incentive compensation and 50% of the NEOs’ target value long-term incentive compensation.
Meaningful Stock Ownership Guidelines	☑

We have stock ownership guidelines for our NEOs that require the retention of a dollar value of qualifying McDermott securities of 5x base salary for our CEO, 3x base salary for the other NEOs and 5x annual retainer for directors.

Double Trigger Change in Control Agreements	☑	Our change in control agreements provide benefits only upon an involuntary termination or constructive termination of the executive officer within one year following a change in control.
Annual Compensation Risk Assessment	☑	Our compensation consultant assists the Compensation Committee in conducting an annual risk assessment of our compensation programs.
Annual Advisory Vote on NEO Compensation	☑	We value our stockholders’ input on our executive compensation programs, and our Board of Directors seeks an annual advisory vote from stockholders to approve NEO compensation.
Modest Perquisite Allowance	☑

In 2015, we provided a modest perquisite allowance to certain of our executive officers. In 2016, the Compensation Committee eliminated the perquisite allowance and instead provided reimbursement to members of McDermott’s EXCOM for financial planning and required executive physicals, in a combined amount not to exceed $20,000.

Annual Review of Share Utilization	☑

We evaluate share utilization levels annually by reviewing overhang levels (the dilutive impact of equity compensation on our stockholders) and annual run rates (the aggregate stock awarded as a percentage of total outstanding shares).

Independent Compensation Consultant	☑	The Compensation Committee retains an independent compensation consultant to advise on executive compensation program and practices.
Clawback Policy	☑	We have a clawback policy that allows McDermott to recover, under certain circumstances, compensation paid to executive officers.
Derivatives Trading, Hedging or Pledging of Company Stock	☒	Members of the Board of Directors and employees are prohibited from engaging in derivatives trading, hedging or pledging of our common stock.
Excise Tax Gross-Ups	☒	We do not provide excise tax gross-ups in our change in control agreements.
Repricing of Underwater Stock Options	☒	Our equity incentive plans do not permit repricing or exchange of underwater stock options without stockholder approval.
Employment Contracts	☒	None of our current NEOs has an employment contract with McDermott relating to ongoing employment.

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2015 Compensation Program

Compensation Philosophy

The Compensation Committee is committed to targeting reasonable and competitive total direct compensation for our NEOs, with a significant portion of that compensation being performance-based. Our compensation programs are designed to address business needs and provide competitive opportunities, but achievement of most of those opportunities depends on the attainment of performance goals and/or stock price performance. McDermott’s compensation programs are designed to provide compensation that:

•
attracts, motivates and retains high-performing executives;

•
provides performance-based incentives to reward achievement of short and long-term business goals and strategic objectives while recognizing individual contributions; and

•
aligns the interests of our executives with those of our stockholders.

The Compensation Committee has designed and administered compensation programs aligned with this philosophy.

What We Pay and Why: Elements of Total Direct Compensation

Target Total Direct Compensation

The Compensation Committee seeks to provide reasonable and competitive compensation. As a result, it targets the elements of total direct compensation, or “TDC,” for our NEOs generally within approximately 15% of the median compensation of our market for comparable positions. Throughout this CD&A, we refer to compensation that is within approximately 15% of market median as “market range” compensation.

The Compensation Committee may set TDC or individual elements of TDC above or below the market range to account for a NEO’s performance, experience, tenure in the role, internal pay equity and other factors or situations that are not typically captured by looking at standard market data and practices and which the Compensation Committee deems relevant to the appropriateness and/or competitiveness of a NEO’s compensation.

When making decisions regarding individual compensation elements, the Compensation Committee also considers the effect on the NEO’s target TDC and target total cash-based compensation (annual base salary and annual incentives), as applicable. The Compensation Committee’s goal is to establish target compensation for each element that, when combined, create a target TDC award for each NEO that is reasonable and competitive and supports our compensation philosophy and objectives.

Elements of Total Direct Compensation

Total direct compensation is comprised of three elements: annual base salary, annual incentive, and long-term incentives.

Annual Base Salary

We pay base salaries to provide a fixed level of compensation that helps attract and retain executives. Base salary levels recognize an executive officer’s experience, skill and performance, with the goal of being market competitive based on the officer’s role and responsibilities within the organization. Adjustments may be made based on individual performance, inflation, pay relative to market and internal pay equity considerations. No NEO received an increase in annual base salary in 2015.

Annual Incentive

The Compensation Committee administers our annual incentive compensation program under our Executive Incentive Compensation Plan, or EICP. The EICP is a cash incentive plan designed to motivate and reward our NEOs and other key employees for their contributions to strategic business goals and other factors that we believe drive our earnings and promote creation of stockholder value. In 2015, EICP bonus pool funding was 100% based on our financial performance, with each participant’s actual bonus award determined by achievement of the participant’s individual performance goals.

Financial Performance Goals. For 2015 EICP awards, the Compensation Committee approved financial metric performance goals based on consolidated operating income, consolidated free cash flow (defined as consolidated cash from operations less consolidated capital expenditures), order intake and operating margins on order intake, weighted as set forth below. McDermott established the 2015 financial performance goals with consideration of management’s internal projections of 2015 financial results.

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Weight	Financial Metric Performance Goal	Reason Metric Selected	Performance Level	Business Result Goal	Funding Multiple
25%	Operating Income	Reﬂects execution performance	Threshold	$40M	0.5x
			Target	$53M	1.0x
			Maximum	$67M	2.0x
25%	Free Cash Flow	Prioritizes liquidity needs of the Company	Threshold	$(320)M	0.5x
			Target	$(255)M	1.0x
			Maximum	$(190)M	2.0x
30%	Order Intake	Forward-looking leading indicator to drive future performance	Threshold	$3,000M	0.5x
			Target	$5,900M	1.0x
			Maximum	$6,500M	2.0x
20%	Order Intake Operating Margin*	Promotes pricing discipline on order intake	Threshold	7%	0.5x
			Target	10%	1.0x
			Maximum	12%	2.0x

*

Due to the nature of our business, forward-looking Order Intake Operating Margin Threshold, Target and Maximum business goals are competitively sensitive and unable to be disclosed, although at this time we are able to disclose such goals after the end of the applicable performance period.

McDermott’s actual performance against the stated goals determines the funding for each financial performance goal, with the weighted sum of each funding multiple determining the financial metric result. The financial metric result is then adjusted by a factor, the MPI Modifier, based on McDermott’s achievement of established goals relating to the McDermott Profitability Initiative, a plan implemented to increase our profitability and operational flexibility. The MPI Modifier is determined as follows:

Performance Goal	Performance Level	Business Result Goal	MPI Modiﬁer
2015 Operating Income Savings Attributable to MPI	≤ Threshold	$30M	0.67x
	= Target	$40M	1.0x
	≥ Maximum	$50M	1.33x

2015 Financial Performance Results Under the EICP. McDermott’s actual 2015 financial performance results against the stated performance goals under the EICP were as follows:

Weight	Financial Metric Performance Goal	Actual Result	Funding Multiple
25%	Operating Income	$91.2M	2.000x
25%	Free Cash Flow	($47.6M)*	1.071x*
30%	Order Intake	$3,700.7M	0.621x
20%	Order Intake Operating Margin**	7.3%	0.557x

*

Actual result for free cash flow was ($47.6M), which would have resulted in a funding multiple of 2.0x for this metric under the EICP. However, such result was reduced by the Compensation Committee in determining the funding multiple for this metric to ($250.4M), or a funding multiple of 1.071x, in consideration of the slippage in the delivery schedule of our vessel under construction, the DLV 2000, resulting in delay of our final shipyard payment until 2016.

**

Due to the nature of our business, forward-looking Order Intake Operating Margin goals are competitively sensitive and unable to be disclosed, although at this time we are able to disclose those goals and actual results after the end of the applicable performance period.

Additionally, our 2015 operating income savings attributable to MPI were approximately $115M, exceeding the maximum performance level business result goal of $50M by approximately 130%.

Accordingly, the financial metric result of 1.065x, when multiplied by the MPI Modifier of 1.330x, resulted in total EICP bonus pool funding multiple of 1.417x:

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Accordingly, each Continuing NEO was eligible to earn 1.417x of his or her target EICP award, subject to modification by the Compensation Committee based on his or her achievement of individual performance goals.

Individual Performance Goals. Following the determination of the EICP bonus pool funding multiple, an individual participant’s award was determined based on the achievement of the participant’s individual performance goals. In no event could any NEO’s annual bonus exceed two times his or her target EICP award opportunity. The Compensation Committee had the discretion to reduce the amount of payout to any participant, even if performance goals were achieved. The Continuing NEOs’ respective individual goals considered in connection with 2015 EICP compensation are set forth under “2015 NEO Compensation” below.

Long-Term Incentives

The Compensation Committee believes that the interests of our stockholders are best served when a significant percentage of executive compensation is comprised of equity that appreciates in value contingent on increases in the value of our common stock and other performance measures that reflect improvements in McDermott’s business fundamentals. Therefore, LTI compensation represents the single largest element of our NEOs’ total direct compensation. The Compensation Committee increased the performance-based component of LTI to 50% in 2015 from 40% in 2014, and allocated LTI compensation to executive officers, including the NEOs, as follows:

Performance Units	Restricted Stock Units
50%	50%

Performance Units. Performance units are intended to align the NEOs’ interests with those of our stockholders, with a focus on long-term results. The performance units awarded in 2015 are structured to be paid out, if at all, in shares of McDermott common stock, cash equal to the fair market value of the shares otherwise deliverable, or any combination thereof, at the sole discretion of the Compensation Committee, at the end of a three-year performance period, to the extent the applicable performance goals are met. The number of performance units earned is based on our aggregate consolidated order intake over the three-year performance period. Based on this performance, up to 200% of a participant’s target award may be earned. Aggregate consolidated order intake was used as the performance metric for the performance units granted in 2015, as the Compensation Committee believed that this metric tied specifically to our strategy of building backlog as required for a sustainable business in the long-term.

Performance Level	Aggregate Consolidated 3 Year Order Intake	Award Percentage
< Threshold	< $7.5B	0%
Threshold	$7.5B	50%
Target	$9.0B	100%
Maximum	≥ $12.0B	200%

Restricted Stock Units. Restricted stock units, or RSUs, are intended to promote the retention of employees, including the NEOs. The RSUs granted in 2015 generally vest in one-third increments on the first, second and third anniversaries of the grant date. The RSUs may be paid out in shares of McDermott common stock, cash equal to the fair market value of the shares otherwise deliverable, or any combination thereof, at the sole discretion of the Compensation Committee.

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2015 NEO Compensation

For 2015 NEO compensation, the Compensation Committee provided:

•
No increases in annual base salaries.

•
No increases in annual target bonus. As a result of McDermott’s 2015 financial performance, each Continuing NEO was eligible to earn 1.417x of his or her target EICP award, subject to adjustment by the Compensation Committee based on his or her achievement of individual performance goals.

•
Modifications to the value of long-term incentives awarded, as compared to 2014, based on individual performance and internal pay equity considerations.

The compensation of each NEO is discussed in more detail below.

David Dickson President and Chief Executive Officer Age: 48 McDermott Tenure: 2 years 6 months	2015 Individual Performance Goals:	2015 Individual Performance Results:
	• Financial – Deliver financial performance in line with forecast, with a focus on building backlog, and deliver cost savings under the McDermott Profitability Initiative	☑
	• Strategic – Evaluate and set McDermott’s strategy and vision for both near-term and long-term objectives	☑
	• QHSES – Continue focus on QHSES statistics, with increased focus on the Cost of Non-Quality	☑
	• Relationships – Continue development of relationships with customers, potential partners, the investment community, governments and banks	☑
	• Internal Organization – Continued development of effectiveness and efficiency of internal organization, and continued enhancement of processes for talent management and succession planning	☑

2015 Target Total Direct Compensation

Element	2014 Target Compensation	2015 Target Compensation	Percentage of Market(1)	Percentage of Target TDC
Annual Base Salary	$850,000	$850,000	89%	13%
Annual Incentive (% of Salary)	100%	100%	83%	13%
Long-Term Incentive	$4,000,000	$5,000,000	101%	74%
Target TDC	$5,700,000	$6,700,000	95%	100%

(1)	Market is defined as median target for each compensation element based on similarly situated executives at companies comprising the Proxy Peer Group. 100% represents median compensation.

Annual Incentive – Based on the Governance Committee’s assessment of Mr. Dickson’s achievement of his individual performance goals, the Compensation Committee awarded Mr. Dickson a final EICP award of $1,445,340.

Long-Term Incentive – In consideration of the significant progress made by Mr. Dickson on McDermott’s turnaround efforts in 2014, Mr. Dickson received an increase in long-term incentives compared to his 2014 award.

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Stuart A. Spence Executive Vice President and Chief Financial Officer Age: 47 McDermott Tenure: 1 year 8 months	2015 Individual Performance Goals:	2015 Individual Performance Results:
	• Transform the finance function via continuous improvement and standardization of processes; increase efficiency through automation	☑
	• Improve fixed and variable cost structure of McDermott through implementation of MPI	☑
	• Manage liquidity by improving processes and implementing initiatives	☑
	• Develop plan relating to taxation	☑
	• Enhance decision support capabilities of the finance function to provide management with greater insight into decision making	☑
	• Execute on McDermott’s strategy and vision for both near-term and long-term objectives	☑
	• Improve external stakeholder management and relationships	☑
	• Continued enhancement of processes for talent management and succession planning for the finance function	☑

2015 Target Total Direct Compensation

Element	2014 Target Compensation	2015 Target Compensation	Percentage of Market(1)	Percentage of Target TDC
Annual Base Salary	$475,000	$475,000	95%	24%
Annual Incentive (% of Salary)	70%	70%	102%	16%
Long-Term Incentive(2)	$1,000,000	$1,200,000	68%	60%
Target TDC	$1,807,500	$2,007,500	77%	100%

(1)	Market is defined as median target for each compensation element based on similarly situated executives at companies comprising the Proxy Peer Group. 100% represents median compensation.
(2)	The value of Mr. Spence’s 2014 target LTI award does not include the one-time award of restricted stock units made to compensate him for the forfeiture of incentives from his prior employer.

Annual Incentive – Based on Mr. Dickson’s assessment of Mr. Spence’s achievement of his individual performance goals, the Compensation Committee awarded Mr. Spence a final EICP award of $565,383.

Long-Term Incentive – Mr. Spence received an increase in his 2015 target long-term incentive on consideration of his performance from his date of hire to the date of the 2015 LTI awards as well as to bring his award closer to market range.

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Stephen L. Allen Senior Vice President, Human Resources Age: 63 McDermott Tenure: 2 years 4 months	2015 Individual Performance Goals:	2015 Individual Performance Results:
	• Drive cost savings through various policy changes	☑
	• Implement leadership development program	☑
	• Complete and monitor organizational right-sizing through the MPI process by instituting global hiring approval levels	☑
	• Guide performance and talent management and succession planning as consistent processes across the Company	☑
	• Continued succession planning for the human resources function	☑

2015 Target Total Direct Compensation

Element	2014 Target Compensation	2015 Target Compensation	Percentage of Market(1)	Percentage of Target TDC
Annual Base Salary	$400,000	$400,000	96%	31%
Annual Incentive (% of Salary)	70%	70%	102%	22%
Long-Term Incentive	$600,000	$600,000	88%	47%
Target TDC	$1,280,000	$1,280,000	96%	100%

(1)	Market is defined as median target for each compensation element based on similarly situated executives at companies comprising the Survey Peer Group. 100% represents median compensation.

Annual Incentive – Based on Mr. Dickson’s assessment of Mr. Allen’s achievement of his individual performance goals, the Compensation Committee awarded Mr. Allen a final EICP award of $436,436.

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Liane K. Hinrichs Senior Vice President, General Counsel and Corporate Secretary Age: 58 McDermott Tenure: 17 years	2015 Individual Performance Goals:	2015 Individual Performance Results:
	• Execute on McDermott’s strategy and vision for both near-term and long-term objectives	☑
	• Continued enhancements to McDermott’s ethics and compliance program	☑
	• Provide legal support for various entity restructurings	☑
	• Continued enhancement of processes for talent management and succession planning for the legal, compliance and risk function	☑

2015 Target Total Direct Compensation

Element	2014 Target Compensation	2015 Target Compensation	Percentage of Market(1)	Percentage of Target TDC
Annual Base Salary	$477,750	$477,750	113%	26%
Annual Incentive (% of Salary)	70%	70%	95%	19%
Long-Term Incentive	$1,000,000	$1,000,000	91%	55%
Target TDC	$1,812,175	$1,812,175	99%	100%

(1)	Market is defined as median target for each compensation element based on similarly situated executives at companies comprising the Proxy Peer Group. 100% represents median compensation.

Annual Incentive – Based on Mr. Dickson’s assessment of Ms. Hinrichs’ achievement of her individual performance goals, the Compensation Committee awarded Ms. Hinrichs a final EICP award of $473,880.

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Hugh J. Cuthbertson Vice President, Asia Age: 58 McDermott Tenure: 38 years	2015 Individual Performance Goals:	2015 Individual Performance Results:
	• Increase backlog in the Asia area via contract award in India	☑
	• Deliver key projects in accordance with forecast	☑
	• Demonstrate proactive QHSES leadership in the Asia area	☑
	• Implementation of MPI in the Asia area consistent with forecast	☑
	• Develop and implement strategies for joint ventures	☑

2015 Target Total Direct Compensation

Element	2014 Target Compensation	2015 Target Compensation	Percentage of Market(1)	Percentage of Target TDC
Annual Base Salary	$350,000	$350,000	101%	38%
Annual Incentive (% of Salary)	50%	50%	91%	19%
Long-Term Incentive	$300,000	$400,000	145%	43%
Target TDC	$825,000	$925,000	114%	100%

(1)	Market is defined as median target for each compensation element based on similarly situated executives at companies comprising the Survey Peer Group. 100% represents median compensation.

Annual Incentive – Based on Mr. Dickson’s assessment of Mr. Cuthbertson’s achievement of his individual performance goals, the Compensation Committee awarded Mr. Cuthbertson a final EICP award of $272,772.

Long-Term Incentive – Mr. Cuthbertson received an increase in his 2015 target long-term incentive due to his performance and contributions made in 2014 as well as internal pay equity considerations.

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Tony Duncan

Mr. Duncan served as McDermott’s Senior Vice President, Project Support, until his resignation in November 2015. Mr. Duncan’s 2015 target direct compensation was comprised of an annual base salary of $425,000 and annual incentive target award of 70% of annual base salary earned in 2015, both of which remained unchanged from 2014. Mr. Duncan was also awarded long-term incentives for 2015 with a target value of $800,000, which represented a decrease of 20% from the target value of long-term incentives awarded to Mr. Duncan in 2014.

In connection with Mr. Duncan’s resignation, we entered into a separation agreement with Mr. Duncan providing for various compensation-related benefits in exchange for, among other things, his agreement to comply with several restrictive covenants. Under that separation agreement, Mr. Duncan received: (1) a lump-sum cash payment equal to the amount of base salary Mr. Duncan would have earned had he remained employed from his resignation date through December 31, 2015; (2) a lump-sum cash severance payment equal to six months of Mr. Duncan’s base salary; (3) a lump-sum cash payment equal to Mr. Duncan’s 2015 target award under the EICP; (4) each then outstanding RSU award granted to him pursuant to our McDermott International, Inc. 2009 Long-Term Incentive Plan (the “2009 LTIP”) or 2014 LTIP which would, absent his resignation from employment, have remained outstanding and continued to vest through March 15, 2017 would, subject to certain post-employment conditions, continue to vest and be settled on the first to occur of (a) the date such award would otherwise be settled in accordance with the terms of the 2009 LTIP or 2014 LTIP, as applicable, and the applicable grant agreement, as if his employment had continued, and (b) March 15, 2016; (5) payment of an amount to fund three months of continuing health insurance coverage under the Consolidated Omnibus Reconciliation Act; and (6) accrued but unutilized vacation pay. All other outstanding unvested equity or performance-based awards previously granted to Mr. Duncan were forfeited at the time of his resignation. Vested stock options held by Mr. Duncan continue to be exercisable for the remainder of their respective terms. Mr. Duncan’s benefits under our Director and Executive Deferred Compensation Plan became fully vested as of the date of his resignation, and those benefits are to be paid in accordance with the terms of that plan.

2015 Other Compensation Elements

Perquisites

In 2015, our Compensation Committee adopted a perquisite allowance for certain officers, including Messrs. Dickson, Spence, Allen, Duncan and Ms. Hinrichs, in the amount of $20,000, consistent with recent years. The perquisite allowance was provided in cash and could be used for any purpose determined by the recipient, including to cover company-required physicals, and was in lieu of any reimbursements made by McDermott to those executive officers receiving the perquisite allowance for any individual perquisite, with the exception of any company-required spousal travel for (1) the Chief Executive Officer, and (2) the remaining NEOs, as approved by the Chief Executive Officer. There were no reimbursements to any perquisite allowance recipient for company-required spousal travel in 2015. Beginning in 2016, the Compensation Committee eliminated the perquisite allowance and instead provided reimbursement to members of McDermott’s Executive Committee (“EXCOM”) for financial planning and required executive physicals, in an amount not to exceed $20,000.

Additionally, and consistent with our past practice, we may provide a gross-up for any imputed income related to such company-required spousal travel, but only when the presence of the spouse is related to the underlying business purpose of the trip. There was no company-required spousal travel in 2015, and no imputed income or gross-ups were provided for any such company-required spousal travel in 2015. We also may provide our NEOs with a tax gross-up on any relocation-related expense reimbursements that may be subject to tax.

Expatriate Benefits

McDermott provides benefits to our expatriate employees, which benefits are designed to relocate and support employees who are sent on an assignment outside of their home country. Expatriate benefits generally include an expatriate premium equal to 10% of the employee’s base salary, a hardship premium in certain countries, a housing allowance (or company provided housing in certain locations), transportation allowance (or company provided transportation in certain locations), a cost of living differential, where applicable, a vacation allowance based on the cost of an economy plane ticket to the employee’s home location, company paid education for approved dependents in locations where public education is not an option and a tax equalization program.

Under McDermott’s tax equalization program, we ensure that expatriates are subject to substantially the same income tax liability as they would have paid in the United States. Each expatriate employee is responsible for a theoretical U.S. income tax liability based on an estimate of the expatriate’s anticipated U.S. income tax liability, and McDermott is responsible for any home country and assignment country taxes in excess of that amount. We deduct hypothetical income taxes from the expatriate’s compensation during the tax year and pay any assignment country taxes on his or her behalf. Messrs. Duncan and Cuthbertson each participated in expatriate benefits during all or part of 2015, as Mr. Duncan is a dual United States and United Kingdom citizen who was

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based in London until August 2015, and Mr. Cuthbertson is an Australian citizen who was based in Singapore during 2015.

Defined Contribution Plans

We provide retirement benefits for most of our U.S. based employees, including our U.S. based NEOs, through sponsorship of the McDermott Thrift Plan, a qualified defined contribution 401(k) plan, which we refer to as our “Thrift Plan.” We provide retirement benefits for our non-U.S. expatriate employees, including Mr. Cuthbertson, through sponsorship of a global defined contribution plan, which we refer to as the “McDermott Global Defined Contribution Plan.”

Retirement and Excess Plans

We do not provide defined benefit pension plans to any of our NEOs, with the exception of Mr. Cuthbertson and Ms. Hinrichs, who were participants in our now closed and frozen retirement and excess plans. Mr. Cuthbertson was eligible for participation under the J. Ray McDermott, S.A. Third Country National Employees Pension Plan (the “TCN Plan”), which provides retirement benefits for certain of our current and former foreign employees. The TCN Plan was closed to new participants in 2011, and benefit accruals under the TCN Plan were frozen effective December 31, 2011. Ms. Hinrichs was eligible for participation under the McDermott (U.S.) Retirement Plan (the “U.S. Retirement Plan”) before it was closed to new participants in 2006. Benefit accruals under the U.S. Retirement Plan were frozen altogether in 2010. Ms. Hinrichs is also a participant in our unfunded, nonqualified excess retirement plan (the “U.S. Excess Plan”), under which benefits have been frozen since 2010. This plan covers a small group of highly compensated employees whose ultimate benefits under the U.S. Retirement Plan are reduced by Internal Revenue Code limits on the amount of benefits which may be provided under qualified plans and the amount of compensation which may be taken into account in computing benefits under qualified plans.

See the “Pension Benefits” table under “Executive Compensation Tables” below for more information regarding the TCN Plan, the U.S. Retirement Plan and the U.S. Excess Plan.

Deferred Compensation Plan

The Deferred Compensation Plan, or the DCP, is a defined contribution supplemental executive retirement plan established by our Board and the Compensation Committee to help maintain the competitiveness of our post-employment compensation as compared to our market. The DCP is an unfunded, nonqualified plan that provides each participant in the plan with benefits based on the participant's notional account balance at the time of retirement or termination. Under the DCP, on an annual basis, the Compensation Committee has the discretion to credit a specified participant’s notional account with an amount equal to a percentage of the participant’s prior-year base salary and annual bonus paid in the prior year. We refer to such credit as a “Company Contribution.” In 2015, Messrs. Dickson, Spence, Allen and Duncan and Ms. Hinrichs were participants in the DCP and their respective accounts in the DCP received a Company Contribution in an amount equal to 5% of their respective prior-year base salaries paid in the prior year. Additionally, Mr. Spence received a discretionary company contribution under the DCP equal in value to 5% of his respective prior-year target base salary he would have earned for the period from January 1, 2014 through his date of hire. Mr. Cuthbertson was not a participant in the DCP in 2015.

The Compensation Committee has designated deemed mutual fund investments to serve as indices for the purpose of determining notional investment gains and losses to each participant’s account for any Company Contribution or participant-elected deferrals. Each participant allocates any Company Contributions and deferrals among the various deemed investments. DCP benefits are based on the participant’s vested notional account balance at the time of retirement or termination. Please see the “Nonqualified Deferred Compensation” table and accompanying narrative below for more information about the DCP and Company Contributions to DCP accounts.

Employment Agreements

Except for change in control agreements described below, we do not currently have any employment agreements with any of our Continuing NEOs relating to ongoing employment. Mr. Cuthbertson has an employment agreement related to his status as an expatriate employee, which sets forth the expatriate benefits as discussed above under “Expatriate Benefits.” This employment agreement does not provide for any specified term of employment, and the terms of the agreement are generally consistent with those of employment agreements entered into with various other McDermott expatriate employees.

Change in Control Agreements

We believe change in control agreements for executive officers are common within our industry, and our Board and the Compensation Committee believe that providing these agreements to our NEOs protects stockholders’ interests by helping to assure management continuity and focus through and beyond a change in control. Accordingly, the Compensation Committee has offered change in control agreements to key senior executives since 2005. Our change in control agreements contain what is commonly referred to as a “double trigger,” that is, they provide benefits only upon an involuntary termination or constructive termination of the executive officer within one year following a change in control. The change in control agreements for our Continuing NEOs generally provide a cash severance payment of a multiple of the sum of the NEO’s annual base salary and target EICP, as set forth below, and a pro-rated bonus payment under the EICP.

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Continuing NEO	Multiple of Base Salary + Target EICP
Mr. Dickson	2.5x
Mr. Spence	2.0x
Mr. Allen	2.0x
Mr. Cuthbertson	1.0x
Ms. Hinrichs	2.0x

In addition, upon a change in control, each such officer would become fully vested in any outstanding and unvested equity-based awards and his or her respective account balance in the DCP.

The change in control agreements: (1) do not provide for excise tax gross-ups; (2) require the applicable officer’s execution of a release prior to payment of certain benefits; and (3) provide for the potential reduction in payments to an applicable officer in order to avoid excise taxes. Additionally, the change in control agreements with Messrs. Allen and Cuthbertson are scheduled to expire on March 15, 2019. See the “Potential Payments Upon Termination or Change in Control” table under “Compensation of Executive Officers” below and the accompanying disclosures for more information regarding the change in control agreements with our Continuing NEOs, as well as other plans and arrangements that have different trigger mechanisms that relate to a change in control.

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Other Compensation Policies and Practices

Sizing Long-Term Incentive Compensation and Timing of Equity Grants

The Compensation Committee generally determines the size of equity-based grants as a dollar value, rather than granting a targeted number of shares or units, with each target value generally set within market range. To determine the number of restricted stock units and performance shares or units granted, the target value of long-term incentive compensation is divided by the fair market value of the applicable component of equity.

The fair market values of one performance unit and one restricted stock unit were computed based on the full fair market value of McDermott’s common stock by reference to the closing price of our common stock on the NYSE on the date of grant.

To avoid timing equity grants ahead of the release of material nonpublic information, the Compensation Committee generally grants equity awards effective as of the first day of the open trading window following the meeting at which the grants are approved, which open window period generally begins on the third NYSE trading day following the filing of our annual report on Form 10-K or quarterly report on Form 10-Q with the SEC. This practice was followed for all long-term incentive compensation grants to NEOs in 2015.

Stock Ownership Guidelines

To assist with the alignment of the interests of directors, executive officers and stockholders, we believe our directors and officers should have a significant financial stake in McDermott. To further that goal, we have adopted stock ownership guidelines requiring generally that our nonemployee directors and employees who are members of McDermott’s EXCOM maintain a minimum ownership interest in McDermott. The EXCOM includes all of the Continuing NEOs. The ownership requirements are as follows:

Level	Base Salary or Annual Retainer Multiple
CEO	5x
Members of McDermott’s EXCOM	3x
Nonemployee Directors	5x

Directors and officers have five years from the effective date of the stock ownership guidelines, their initial election as a director/officer, or a change in position which increases the expected ownership level, whichever is later, to comply with the guidelines. Shares of McDermott common stock, restricted shares of McDermott common stock, restricted stock units (whether or not vested), performance shares and units (whether or not vested, but to the extent not vested, at target performance level), shares of McDermott common stock held in an employee’s Thrift Plan account and shares of McDermott common stock held in any trust in which an employee has a pecuniary interest (to the extent the employee has investment control over such shares) are all counted towards compliance with the stock ownership guidelines. Further, each director and officer subject to the stock ownership guidelines has the ability to certify his or her ownership at any time after reaching compliance with the required ownership level, following which such director or officer is not required to accumulate any additional McDermott securities, so long as he or she retains the number of securities held on the certification date, regardless of any subsequent changes in the market price of shares of McDermott common stock. All directors and NEOs currently meet or exceed their ownership requirement or are within the five-year period to achieve compliance.

Derivatives Trading and Hedging

McDermott’s Insider Trading Policy prohibits all directors, officers and employees, including our NEOs, from engaging in “short sales” or trading in puts, calls or other options on McDermott’s common stock. Additionally, directors, officers and employees are prohibited from engaging in hedging transactions and from holding McDermott shares in a margin account or pledging McDermott shares as collateral for a loan.

Clawback Policy

Our Compensation Committee has adopted a clawback policy, which provides that, if the consolidated financial statements of McDermott are materially restated within three years of their initial filing, and the Compensation Committee determines, in its reasonable discretion, that any current or former executive officer has engaged in intentional misconduct, and such misconduct caused or partially caused the need for such restatement, the Compensation Committee may, within 12 months after such a material restatement, require that the executive forfeit and/or return to McDermott all or a portion of the compensation vested, awarded or received under any bonus award, equity award or other award during the period subject to restatement and the 12-month period following the initial filing of the financial statements that were restated. The forfeiture and/or return of compensation under the policy would be limited to any portion that the executive officer would not have received if the consolidated financial statements had been reported properly at the time of their initial filing. The clawback policy would not apply to restatements occurring as a result of a change in control, as defined in the DCP, and the policy does not limit the ability of McDermott to pursue forfeiture or reclamation of amounts under applicable law.

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Forfeiture Provisions

Additionally, consistent with our recent practice, our grant agreements for awards made in 2015 contain a forfeiture provision. In 2015, this provision provided that, in the event that, while the grantee is employed by McDermott or performing services on behalf of McDermott under any consulting agreement, the grantee is convicted of a felony or a misdemeanor involving fraud, dishonesty or moral turpitude, or the grantee engages in conduct that adversely affects or, in the sole judgment of the Compensation Committee, may reasonably be expected to adversely affect, the business reputation or economic interests of our company, then all rights and benefits awarded under the respective agreements are immediately forfeited, terminated and withdrawn.

How We Make Compensation Decisions

Compensation Committee

The Compensation Committee has primary responsibility for determining and approving, on an annual basis, the compensation of our CEO and other executive officers. The Compensation Committee receives information and advice from its compensation consultant as well as from our human resources department and management to assist in compensation determinations.

Compensation Consultant

Pay Governance LLC, or “Pay Governance,” has been engaged by our Compensation Committee to serve as its consultant on executive compensation and benefits matters since November 2010. Pay Governance provides advice and analysis to the Compensation Committee on the design, structure and level of executive and director compensation, and, when requested by the Compensation Committee, attends meetings of the Compensation Committee and participates in executive sessions without members of management present. Pay Governance reports directly to the Compensation Committee, and the Compensation Committee reviews, on an annual basis, Pay Governance’s performance and provides Pay Governance with direct feedback on its performance. When requested by the Governance Committee, Pay Governance attends meetings of the Governance Committee with respect to nonemployee director compensation.

During 2015, Pay Governance did not perform any services for McDermott other than as described above. In January 2016, our Compensation Committee assessed whether the work performed by Pay Governance during 2015 raised any conflict of interest, and determined that Pay Governance’s work performed for the Compensation Committee raised no conflict of interest.

Role of CEO and Management

While the Compensation Committee has the responsibility to approve and monitor all compensation for our executive officers, management plays an important role in determining executive compensation. Management, at the request of the Compensation Committee, recommends financial goals that drive the business and works with Pay Governance to analyze competitive market data and to recommend compensation levels for our executive officers other than our CEO. Our CEO likewise assists the Compensation Committee by providing his evaluation of the performance of our other executive officers and recommending compensation for those officers, including adjustments to their annual incentive compensation, based on individual performance.

Defining Market Range Compensation – 2015 Benchmarking

To identify median compensation for each element of total direct compensation, the Compensation Committee relies on “benchmarking.” This involves reviewing the compensation of our NEOs relative to the compensation paid to similarly situated executives at companies we consider our peers. As a result, the annual base salary, target annual incentive compensation and target LTI compensation for each of the NEOs is benchmarked. However, the specific performance metrics and performance levels used within elements of annual and long-term compensation are designed for the principal purpose of supporting our strategic and financial goals and driving the creation of stockholder value, and, as a result, are not generally benchmarked.

Proxy Peer Group

It is the Compensation Committee’s practice to periodically review and consider the individual companies used for benchmarking purposes. The Compensation Committee believes that identification of peers using a broad industry sector code is inadequate and does not establish similarity of operations and business models, nor identify historical competitors for managerial talent – factors the Compensation Committee considers in the selection of companies for benchmarking purposes. Therefore, the Compensation Committee considers the revenues and market capitalization of the component companies. In this CD&A, we refer to the peer group as the “Proxy Peer Group.” Market data from the Proxy Peer Group was reflective of 2013 compensation, as reported in the 2014 proxy statements of the companies in the Proxy Peer Group,

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Executive Compensation

and was not size-adjusted, although the Compensation Committee was aware of these differences when making individual pay decisions. The component companies of the Proxy Peer Group are as follows:

Proxy Peer Group

Cameron International Corporation Chicago Bridge & Iron Company N.V. Dresser-Rand Group, Inc. Exterran Holdings, Inc. FMC Technologies, Inc. Foster Wheeler AG Helix Energy Solutions Group, Inc.	Jacobs Engineering Group, Inc. KBR, Inc. Noble Corporation plc Oceaneering International, Inc. Oil States International, Inc. Superior Energy Services, Inc. Tidewater Inc.

In consideration of comments received from the stockholder outreach efforts undertaken during 2015 regarding the composition of the peer group, the Compensation Committee created a peer group comprised of direct domestic and international competitors for purposes of the 2016 Performance Unit awards.

Survey Peer Group

Pay Governance also utilized market data based on a set of 78 companies in similar industries which participate in Towers Watson surveys (the “Survey Peer Group”). The Survey Peer Group is intended to provide a reference point for pay levels within similar industries, and is used as a secondary reference for Messrs. Dickson, Spence, Duncan and Ms. Hinrichs, and a primary reference for Messrs. Allen and Cuthbertson. Aside from screening companies on the basis of their industry classifications, no further refinements or judgments were applied in the identification of companies within the sample. Market data from the Survey Peer Group represents 2014 compensation as reported to the survey and, when possible, was size adjusted. Corporate positions were evaluated based on average revenues of $3.3 billion, and business unit positions were evaluated based on their respective revenue levels. The component companies of the Survey Peer Group are as follows:

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Executive Compensation

Survey Peer Group

Anadarko Petroleum Corporation

Apache Corporation

A.O. Smith Corporation

Ball Corporation

Beam, Inc.

Bemis Company, Inc.

BG US Services

BP p.l.c.

Caterpillar Inc.

CH2M Hill

Chevron Corporation

ConocoPhillips

Deere & Company

Devon Energy Corporation

Donaldson Company, Inc.

Eaton Corporation

EQT Corporation

Exterran Holdings, Inc.

Exxon Mobil Corporation

GAF Materials

The Goodyear Tire & Rubber Company

Graco Inc.

HD Supply, Inc.

Hercules Offshore, Inc.

Herman Miller, Inc.

Hess Corporation

HNTB Corporation

Holly Frontier Corporation

Hunt Consolidated, Inc.

Husky Injection Molding Systems Ltd.

ION Geophysical Corporation

Irving Oil Commercial G.P.

ITT Corporation

Jacobs Engineering Group, Inc.

KBR, Inc.

Koch Industries, Inc.

Lehigh Hanson Materials Limited

Magellan Midstream Partners, L.P.

Marathon Oil Corporation

Marathon Petroleum Corporation

Matthews International Corporation

MDU Resources Group, Inc.

MeadWestvaco Corporation

Milacron Holdings Corp.

Noble Energy, Inc.

Occidental Petroleum Corporation

Owens Corning

Pall Corporation

Parker Hannifin Corporation

Parsons Corporation

Phillips 66 Company

Polymer Group, Inc.

PolyOne Corporation

PulteGroup, Inc.

Rockwell Automation, Inc.

Rowan Companies plc

Saudi Arabian Oil Co.

Schlumberger Limited

Sealed Air Corporation

ShawCor Ltd.

Shell Oil Company

Snap-On Incorporated

Sonoco Products Co.

Spectra Energy Corp

SPX Corporation

Statoil ASA

Terex Corporation

Tesoro Corporation

Textron Inc.

3M Company

The Timken Company

The Toro Company

Transocean Ltd.

Trinity Industries, Inc.

URS Corporation

USG Corporation

Valero Energy Corporation

Xylem Inc.

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COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the Compensation Discussion and Analysis with McDermott’s management and, based on our review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
Mary L. Shafer-Malicki, Chair
Roger A. Brown
Gary P. Luquette

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EXECUTIVE COMPENSATION TABLES

The following table summarizes the prior three years’ compensation of our Chief Executive Officer, our Chief Financial Officer, our three highest paid executive officers who did not serve as our CEO and CFO during 2015 and were employed by McDermott as of December 31, 2015, and our former Senior Vice President, Project Support, Mr. Duncan (who served until November 10, 2015). No compensation information is provided for Messrs. Allen or Cuthbertson for 2013 and 2014, as they were not previously included as “named executive officers” in our proxy statement for our annual meeting of stockholders in 2014 or 2015. No compensation information is provided for Messrs. Spence or Duncan for 2013, as they were not included as “named executive officers” in our proxy statement for our annual meeting of stockholders in 2014.

Summary Compensation Table

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	Change in Pension Value and Nonqualiﬁed Deferred Compensation Earnings (5)	All Other Compensation (6)	Total
Mr. Dickson President and Chief Executive Ofﬁcer	2015	$850,000	$0	$4,999,998	$0	$1,445,340	N/A	$75,750	$7,371,088
	2014	$850,000	$0	$3,999,976	$0	$552,000	N/A	$74,200	$5,476,176
	2013	$144,618	$480,000	$3,799,998	$0	$0	N/A	$4,339	$4,428,955
Mr. Spence Executive Vice President and Chief Financial Ofﬁcer	2015	$475,000	$0	$1,199,996	$0	$565,383	N/A	$55,675	$2,296,054
	2014	$168,229	$0	$2,299,994	$0	$70,656	N/A	$7,570	$2,546,449
Mr. Allen Senior Vice President, Human Resources	2015	$400,000	$0	$599,991	$0	$436,436	N/A	$53,116	$1,489,543
Mr. Cuthbertson Vice President, Asia	2015	$355,645	$0	$399,995	$0	$272,772	$0	$175,328	$1,203,740
Ms. Hinrichs Senior Vice President, General Counsel and Corporate Secretary	2015	$477,750	$0	$999,987	$0	$473,880	$14,663	$58,972	$2,025,252
	2014	$477,750	$50,000	$999,992	$0	$167,213	$104,829	$73,474	$1,768,429
	2013	$472,063	$0	$1,324,966	$274,995	$0	$0	$56,998	$2,129,022
Mr. Duncan Former Senior Vice President, Project Support	2015	$366,562	$0	$799,991	$0	$297,500	N/A	$760,187	$2,224,240
	2014	$400,000	$0	$999,992	$0	$112,000	N/A	$782,189	$2,294,181

(1)	The amount reported in this column for 2014 for Mr. Spence represents partial-year service. The amount reported in this column for 2015 for Mr. Duncan represents partial-year service.
(2)

The amount reported in this column for 2014 represents a discretionary bonus award for Ms. Hinrichs in recognition of her contributions to and results achieved in connection with McDermott’s refinancing transactions in the first half of 2014. The amount reported in this column for 2013 represents a cash signing bonus for Mr. Dickson, which was intended to compensate him for benefits from his former employer that he would have received if he had not changed employment.

(3)

The amounts reported in this column represent the aggregate grant date fair value of stock awards or option awards, as applicable, granted to each NEO and computed in accordance with FASB ASC Topic 718. See the “Grants of Plan-Based Awards” table for more information regarding the stock awards we granted in 2015. For a discussion of the valuation assumptions with respect to these awards, see Note 13 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2015.

(4)	The amounts reported in this column for 2015 and 2014, respectively, are attributable to the annual incentive awards earned in fiscal year 2015, but paid in 2016, and earned in 2014 but paid in 2015.
(5)

The amounts reported in this column represent the changes in actuarial present values of the accumulated benefits under defined benefit plans and the TCN Pension Plan, determined by comparing the prior completed fiscal year end amount to the covered fiscal year end amount. No value is reported for 2013 for Ms. Hinrichs, as the change in actuarial present value of her accumulated benefits from fiscal year end 2012 to fiscal year end 2013 was $(53,630). The actuarial present value decreased in that period as a result of a change in assumptions used in computing present values in each year, namely an increase in the discount rate from 4% to 4.8%. No value is reported for 2015 for Mr. Cuthbertson, as the change in actuarial present value of his accumulated benefits from fiscal year end 2014 to fiscal year end 2015 was $(19,600). The actuarial present value decreased in that period as a result of a change in assumptions used in computing the present value in each year, namely an increase in the discount rate from 3.8% to 4.0%.

(6)	The amounts reported in this column for 2015 are attributable to the following:

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Executive Compensation Tables

All Other Compensation

	Deferred Compensation Plan Contribution (A)	Employer Match (B)	Safe Harbor Non-Elective Contribution (B)	Perquisite Allowance (C)	Expatriate Beneﬁts (D)	Other (E)	Tax Payments (F)
Mr. Dickson	$42,500	$5,300	$7,950	$20,000	N/A	$0	$0
Mr. Spence	$23,750	$3,975	$7,950	$20,000	N/A	$0	$0
Mr. Allen	$18,333	$6,833	$7,950	$20,000	N/A	$0	$0
Mr. Cuthbertson	$0	$10,669	N/A	N/A	$164,659	$0	$0
Ms. Hinrichs	$23,888	$7,134	$7,950	$20,000	N/A	$0	$0
Mr. Duncan	$20,000	$6,804	$7,950	$20,000	$238,075	$289,192	$178,167

(A)	The amounts reported in this column are attributable to contributions made by McDermott under the Deferred Compensation Plan.
(B)	The amounts reported in these columns are attributable to contributions made under our defined contribution plans, which we refer to as our Thrift Plan and our Global Defined Contribution Plan.
(C)

The amounts reported in this column are attributable to a lump-sum perquisite allowance in the amount of $20,000 received by certain officers of McDermott in 2015, including each of the NEOs with the exception of Mr. Cuthbertson. With the exception of an executive physical required by McDermott, the perquisite allowance was permitted to be used for any purpose determined by the recipient.

(D)	The amounts reported in this column for 2015 are attributable to the following:

	Expatriate Premium	Commodities & Service Allowance	Housing & Utilities Allowance	Vacation Airfare	Education Allowance	Relocation	Company Provided Automobile
Mr. Cuthbertson	$39,939	$83,144	$6,429	$2,505	$0	$0	$32,642
Mr. Duncan	$30,104	$28,371	$114,940	$34,298	$16,597	$13,765	$0

(E)

The amount reported in this column for Mr. Duncan is attributable to cash severance payments pursuant to his Separation Agreement of $270,938, payment for vacation earned but not taken by Mr. Duncan in 2015 and payment of an amount to fund three months of continuing health insurance coverage under the Consolidated Omnibus Reconciliation Act.

(F)

The amount reported in this column represents tax payments made in 2015 by McDermott on behalf of Mr. Duncan, net of amounts McDermott withheld from Mr. Duncan in 2015 pursuant to McDermott’s tax equalization program for expatriate employees. For Mr. Cuthbertson, $66,985 in Singapore taxes was paid by McDermott on Mr. Cuthbertson’s behalf, which amount was less than the $131,087 that McDermott withheld from Mr. Cuthbertson’s compensation in 2015 pursuant to McDermott’s tax equalization program. The amount of Singapore taxes paid was converted from local currency to U.S. dollars using the December 2015 monthly exchange rate, as obtained from published sources. For Mr. Duncan, the amount includes $214,068 in United Kingdom taxes paid by McDermott on Mr. Duncan’s behalf, net of (i) $140,767 that McDermott withheld from Mr. Duncan’s compensation in 2015 and (ii) $104,866 that McDermott paid to Mr. Duncan as tax equalization payments, in each case pursuant to McDermott’s tax equalization program. The amount of United Kingdom taxes paid for Mr. Duncan was converted from local currency to U.S. dollars on a monthly basis using the average exchange rate for each month in which such amounts were paid. For more information on McDermott’s tax equalization program, see “Compensation Discussion and Analysis — 2015 Other Compensation Elements — Expatriate Benefits.”

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Executive Compensation Tables

Grants of Plan-Based Awards

The following Grants of Plan-Based Awards table provides additional information about stock awards and equity and non-equity incentive plan awards we granted to our NEOs during the year ended December 31, 2015.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (3)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (4)
Name / Award Type	Grant Date	Committee Action Date	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
Mr. Dickson
EICP	03/05/15	02/26/15	$284,750	$850,000	$1,700,000	—	—	—	—	—	—	—
PUnits	03/05/15	02/26/15	—	—	—	370,920	741,839	1,483,678	—	—	—	$2,499,997
RSUs	03/05/15	02/26/15	—	—	—	—	—	—	741,837	—	—	$2,499,991
Mr. Spence
EICP	03/05/15	02/26/15	$111,388	$332,500	$665,000	—	—	—	—	—	—	—
PUnits	03/05/15	02/26/15	—	—	—	89,021	178,041	356,082	—	—	—	$599,998
RSUs	03/05/15	02/26/15	—	—	—	—	—	—	178,041	—	—	$599,998
Mr. Allen
EICP	03/05/15	02/26/15	$93,800	$280,000	$560,000	—	—	—	—	—	—	—
PUnits	03/05/15	02/26/15	—	—	—	44,510	89,020	178,040	—	—	—	$299,997
RSUs	03/05/15	02/26/15	—	—	—	—	—	—	89,019	—	—	$299,994
Mr. Cuthbertson
EICP	03/05/15	02/26/15	$58,625	$175,000	$350,000	—	—	—	—	—	—	—
PUnits	03/05/15	02/26/15	—	—	—	29,674	59,347	118,694	—	—	—	$199,999
RSUs	03/05/15	02/26/15	—	—	—	—	—	—	59,346	—	—	$199,996
Ms. Hinrichs
EICP	03/05/15	02/26/15	$112,032	$334,425	$668,850	—	—	—	—	—	—	—
PUnits	03/05/15	02/26/15	—	—	—	74,184	148,367	296,734	—	—	—	$499,997
RSUs	03/05/15	02/26/15	—	—	—	—	—	—	148,365	—	—	$499,990
Mr. Duncan
EICP	03/05/15	02/26/15	$99,663	$297,500	$595,000	—	—	—	—	—	—	—
PUnits	03/05/15	02/26/15				59,347	118,694	237,388	—	—	—	$399,999
RSUs	03/05/15	02/26/15				—	—	—	118,692	—	—	$399,992

(1)

These columns reflect the threshold, target and maximum payout opportunities under the Executive Incentive Compensation Plan, or EICP.

On February 26, 2015, our Compensation Committee established target EICP awards expressed as a percentage of the NEO’s 2015 annual base salary earned, as follows: Mr. Dickson – 100%, Mr. Spence – 70%, Mr. Allen – 70%, Mr. Cuthbertson – 50%, Ms. Hinrichs – 70%, and Mr. Duncan – 70%. The target amounts shown for Messrs. Dickson, Spence, Allen, Cuthbertson and Duncan and Ms. Hinrichs were computed by multiplying their annual base salaries by their target award percentage. For all of the NEOs, the threshold amounts are equal to 33.5% of the respective target amounts and the maximum amounts are equal to 200% of the respective target amounts. See “Compensation Discussion and Analysis – What We Pay and Why: Elements of Total Direct Compensation – Annual Incentive” and “Compensation Discussion and Analysis – 2015 NEO Compensation” for a detailed description of the EICP and discussions regarding the determinations made with respect to the 2015 EICP awards.

(2)

These columns reflect the target, threshold and maximum payout opportunities of grants of performance units under the 2014 LTIP. Each grant represents the right to receive the value of one share of McDermott common stock for each vested performance unit, paid in shares of McDermott common stock, cash equal to the fair market value of the shares otherwise deliverable, or any combination thereof, in the sole discretion of the Compensation Committee. The amount of performance units that vest, if any, will be based on McDermott’s aggregate consolidated order intake for a three-year measurement period (January 1, 2015 – December 31, 2017). If the threshold performance goal is achieved, a number of performance units between 50% and 200% of the target award may be earned, depending on the three-year aggregate order intake achieved.

(3)

This column reflects grants of restricted stock units under the 2014 LTIP. The restricted stock units are generally scheduled to vest in one-third increments on the first, second and third anniversaries of the date of grant. Each restricted stock unit represents the right to receive one share of McDermott common stock, cash equal to the fair market value of the share otherwise deliverable, or any combination thereof, in the sole discretion of the Compensation Committee.

(4)

This column reflects the full grant date fair values of the equity awards computed in accordance with FASB ASC Topic 718. Grant date fair values are determined using the closing price of our common stock on the date of grant, as reported on the NYSE. For more information regarding the compensation expense related to 2015 awards, see Note 13 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2015.

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Executive Compensation Tables

Outstanding Equity Awards at Fiscal Year-End

The following Outstanding Equity Awards at Fiscal Year-End table summarizes the equity awards we have made to our NEOs which were outstanding as of December 31, 2015.

	Option Awards (1)						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2)
Mr. Dickson
RSA(4)	10/31/13						216,879	$726,545	—	—
RSUs(5)	03/06/14						204,080	$683,668	—	—
RSUs(5)	03/05/15						741,837	$2,485,154	—	—
PShares	03/06/14						—	—	102,041	$341,836
PUnits	03/05/15						—	—	370,920	$1,242,580
Mr. Spence
RSUs(5)	08/25/14						54,054	$181,081	—	—
RSUs(6)	08/25/14						117,117	$392,342	—	—
RSUs(5)	03/05/15						178,041	$596,437	—	—
PShares	08/25/14						—	—	27,027	$90,540
PUnits	03/05/15						—	—	89,021	$298,219
Mr. Allen
RSUs(5)	03/06/14						7,652	$25,634	—	—
RSUs	05/12/14						25,568	$85,653	—	—
RSUs(5)	03/05/15						89,019	$298,214	—	—
PShares	05/12/14						—	—	17,045	$57,101
PUnits	03/05/15						—	—	44,510	$149,109
Mr. Cuthbertson
NQSO	03/05/09	7,890	—	—	$5.64	03/05/16
NQSO	03/04/10	4,355	—	—	$13.09	03/04/17
NQSO	03/04/11	3,678	—	—	$25.64	03/04/18
NQSO	03/05/12	5,394	—	—	$14.44	03/05/19
NQSO	03/05/13	6,872	3,436	—	$10.50	03/05/20
RSU(7)	03/05/13						3,570	$11,960	—	—
RSU(5)	03/06/14						20,408	$68,367	—	—
RSU(5)	03/05/15						59,346	$198,809	—	—
PShares	03/04/11						—	—	530	$1,774
PShares	03/05/12						—	—	813	$2,724
PShares	03/06/14						—	—	3,827	$12,819
PUnits	03/05/15						—	—	29,674	$99,406
Ms. Hinrichs
NQSO	03/05/09	27,203	—	—	$5.64	03/05/16
NQSO	03/04/10	45,313	—	—	$13.09	03/04/17
NQSO	03/04/11	22,080	—	—	$25.64	03/04/18
NQSO	03/05/12	35,970	—	—	$14.44	03/05/19
NQSO	03/05/13	37,800	18,900	—	$10.50	03/05/20
RSU(7)	03/05/13						13,094	$43,865	—	—
RSU(5)	03/06/14						51,020	$170,917	—	—
RSU(5)	03/05/15						148,365	$497,023	—	—
PShares	03/05/11								6,359	$21,301
PShares	03/05/12								10,845	$36,331
PShares	03/05/13								17,398	$58,284
PShares	03/06/14								25,510	$85,459
PUnits	03/05/15								74,184	$248,515
Mr. Duncan
NQSO	05/13/13	12,314			$9.23	05/13/20
RSU(7)	05/13/13						1,959	$6,563	—	—
RSU(5)	05/13/13						24,366	$81,626	—	—
RSU(8)	08/08/13						42,029	$140,797	—	—
RSU(5)	03/06/14						49,178	$164,746	—	—
RSU(5)	03/05/15						76,270	$255,505	—	—

(1)	The awards in this column represent grants of stock options, which generally become exercisable in one-third increments on each of the first, second and third anniversaries of the grant date.
(2)	Market values in these columns are based on the closing price of our common stock as reported on the NYSE as of December 31, 2015 ($3.35).
(3)

The awards in this column represent grants of performance shares or performance units, which, for the awards made in 2011 and 2012, generally may vest on the third, fourth and/or fifth anniversaries of the grant date, and for the awards made in 2013, 2014 and 2015 generally may vest on the third anniversary of the grant date, based on the attainment of stated performance levels. The number and value of performance shares or performance units listed in all instances are based on achieving threshold performance as of the nearest year-end measurement date under the applicable grant agreement.

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(4)	The award to Mr. Dickson represents a grant of restricted stock, the outstanding portion of which generally vests as follows: 108,440 shares on June 15, 2016 and 108,439 shares on June 15, 2017.
(5)	These awards represent grants of restricted stock units, which generally vest in one-third increments on each of the first, second and third anniversaries of the grant date.
(6)

This award represents a one-time award of restricted stock units made to Mr. Spence to compensate him for the forfeiture of incentives from his prior employer. The restricted stock units generally vest 1/3 per year on the first, second and third anniversaries of the grant date.

(7)	These awards represent grants of restricted stock units, which generally vest in one-fourth increments on each of the first, second, third and fourth anniversaries of the grant date.
(8)	This award represents a grant of restricted stock units, which was scheduled to vest 100% on the third anniversary of the date of the grant.

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Option Exercises and Stock Vested

The following Option Exercises and Stock Vested table provides information about the value realized by our NEOs on exercises of option awards and vesting of stock awards during the year ended December 31, 2015.

	Option Awards		Stock Awards (1)
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise	Shares Acquired on Vesting (#)	Value Realized on Vesting
Mr. Dickson	0	N/A	210,479	$955,790.71
Mr. Spence	0	N/A	85,585	$299,547.50
Mr. Allen	0	N/A	16,610	$74,576.88
Mr. Cuthbertson	0	N/A	13,143	$43,781.71
Ms. Hinrichs	0	N/A	85,447	$286,680.89
Mr. Duncan	0	N/A	52,820	$220,150.80

(1)

The number of shares acquired on vesting reflected in this table represents the aggregate number of shares that vested during 2015 in connection with awards of restricted stock units. The value realized on vesting was calculated based on the fair market value of the underlying shares on the vesting date. The following table sets forth the number of shares withheld by McDermott to satisfy the minimum statutory withholding tax due upon vesting of such restricted stock units:

Name	Shares Withheld by McDermott on Vesting of Stock Awards (#)
Mr. Dickson	70,947
Mr. Spence	23,406
Mr. Allen	4,745
Mr. Cuthbertson	4,598
Ms. Hinrichs	23,762
Mr. Duncan	26,627

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Pension Benefits

The following Pension Benefits table shows the present value of accumulated benefits payable to the only two of our NEOs who are entitled to benefits under the defined benefit pension plans that we sponsor. All benefits under the defined benefit pension plans that we sponsor are frozen.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Beneﬁt	Payments During 2015
Mr. Dickson	N/A	N/A	N/A	N/A
Mr. Spence	N/A	N/A	N/A	N/A
Mr. Allen	N/A	N/A	N/A	N/A
Mr. Cuthbertson	TCN Plan(1)	11.67	$599,800	$0
Ms. Hinrichs	U.S. Retirement Plan(2)	11.167	$484,703	$0
	U.S. Excess Plan(2)	11.167	$202,906	$0
Mr. Duncan	N/A	N/A	N/A	N/A

(1)

The present value of accumulated benefits reflected above for the TCN Plan is based on a 4.0% discount rate and the SAPS “All lives” base mortality table with improvements in the near future in line with the CMI_2011 model with a long term rate of future mortality improvements for both men and women of 1%.

(2)

The present value of accumulated benefits reflected above for the U.S. Retirement Plan and the U.S. Excess Plan is based on a 4.2% discount rate and the RP2014 mortality table for annuitants projected with generational mortality improvement scale.

U.S. Retirement Plan

We refer to our qualified defined benefit pension plan as the U.S. Retirement Plan. Ms. Hinrichs is the only NEO who participates in the U.S. Retirement Plan, which plan has been frozen since 2006 and under which she is accruing no additional benefits. The U.S. Retirement Plan is funded by a trust, and includes provisions related to eligibility, participation and benefit formulas for applicable employees.

Under the U.S. Retirement Plan, normal retirement is the later of (1) age 65 or (2) the fifth anniversary of the date an employee becomes a participant. The normal form of payment is a single-life annuity or a 50% joint and survivor annuity, depending on the employee’s marital status when payments are scheduled to begin. Early retirement eligibility and benefits under the Retirement Plan depend on the employee’s date of hire and age. For employees hired on or after April 1, 1998 (including Ms. Hinrichs), an employee is eligible for early retirement upon the latter of completing at least 15 years of continuous service and attaining the age of 55. Early retirement benefits are based on the same formula as normal retirement, but the pension benefit is generally reduced 0.4% for each month that benefits commence before age 62. Ms. Hinrichs is eligible for early retirement under the U.S. Retirement Plan.

Ms. Hinrichs’ benefits under the U.S. Retirement Plan are calculated as follows: 1.2% of final average monthly compensation as of June 30, 2010 up to the Social Security limit times credited service up to 35 years, plus 1.65% of final average monthly compensation as of June 30, 2010 in excess of the Social Security limit times credited service up to 35 years. Final average monthly compensation excludes bonuses and commissions.

U.S. Excess Plan

We refer to our nonqualified pension plan as the U.S. Excess Plan. Ms. Hinrichs is the only NEO who participates in the U.S. Excess Plan, which plan has been frozen since 2006 and under which she is accruing no additional benefits. To the extent benefits payable under the U.S. Retirement Plan are limited by Section 415(b) or 401(a)(17) of the U.S. Internal Revenue Code, pension benefits will be paid under the terms of the U.S. Excess Plan. Because benefits entitlement under the U.S. Excess Plan and the U.S. Retirement Plan are linked, benefits under the U.S. Excess Plan have been frozen since 2006, when benefit accruals under the U.S. Retirement Plan were frozen.

TCN Pension Plan

We refer to our defined benefit pension plan for certain non-U.S. employees as the TCN Pension Plan. Mr. Cuthbertson is the only NEO who participates in the TCN Pension Plan, which is now frozen. Mr. Cuthbertson no longer accrues additional benefits under the plan. The TCN Pension Plan is funded by a trust, and includes provisions related to eligibility, participation and benefit formulas for employees who were employed by certain of our non-U.S. subsidiaries.

Under the TCN Pension Plan, normal retirement age is 65. The normal form of payment is a single-life annuity or a 66% joint and survivor annuity, depending on the employee’s marital status when the payments are scheduled to begin. Early retirement eligibility and benefits under the TCN Pension Plan are generally available for employees who have completed at least 10 years of service and attained the age of 55. Early

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retirement benefits are based on the same formula as normal retirement, but the pension benefit is generally reduced 0.5% for each month that benefits commence before age 60. Mr. Cuthbertson is eligible for early retirement under the TCN Pension Plan.

Normal retirement benefits under the TCN Pension Plan are calculated as follows: Number of years of credited service times 1/100th of the average of the highest three successive annual base salaries during the last 10 years of credited service preceding December 31, 2011, the normal retirement date, date of death or severance from service date, whichever occurs first.

For more information on our retirement plans, see “Compensation Discussion and Analysis – 2015 Other Compensation Elements – Retirement and Excess Plans.”

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Nonqualified Deferred Compensation

The following Nonqualified Deferred Compensation table summarizes our NEOs’ compensation under the Deferred Compensation Plan. The compensation shown in this table is entirely attributable to the Deferred Compensation Plan.

The Deferred Compensation Plan is an unfunded, defined contribution retirement plan for officers of McDermott and its subsidiaries selected to participate by our Compensation Committee. Benefits under the Deferred Compensation Plan are based on: (1) the participant’s deferral account, which is comprised of the notional account balance reflecting any executive contributions of deferred compensation; and (2) the participant’s vested percentage in his or her company account, which is comprised of the notional account balance reflecting any contributions by us. A participant is at all times 100% vested in his or her deferral account. A participant generally vests in his or her company account 20% each year, subject to accelerated vesting for death, disability, termination of service by McDermott without cause or the occurrence of a change in control. Mr. Cuthbertson was not a participant in the Deferred Compensation Plan in 2015.

Name	Executive Contributions in 2015 (1)	Company Contributions in 2015 (2)	Aggregate Earnings in 2015 (3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/15 (4)	Percentage Vested at 12/31/15 (5)
Mr. Dickson	$0	$42,500	$681	$0	$87,038	20%
Mr. Spence	$0	$23,750	$(806)	$0	$22,944	0%
Mr. Allen	$0	$18,333	$(478)	$0	$17,855	0%
Mr. Cuthbertson	—	—	—	—	—	—
Ms. Hinrichs	$0	$23,888	$0	$0	$257,239	100%
Mr. Duncan	$0	$20,000	$1,997	$0	$39,237	100%

(1)

In November 2010, our Compensation Committee approved the deferral of eligible executives’ compensation beginning January 1, 2011. Under the terms of our Deferred Compensation Plan, an eligible executive may defer up to 50% of his or her annual salary and/or up to 100% of any bonus earned in any year.

(2)

We make annual contributions to specified participants’ notional accounts equal to a percentage of the participant’s prior-year compensation. Under the terms of the Deferred Compensation Plan, the contribution percentage does not need to be the same for each participant. Additionally, our Compensation Committee may make a discretionary contribution to a participant’s account at any time. With the exception of Mr. Spence, for 2015, our contributions on behalf of NEOs who were participants equaled 5% of their respective Compensation (as defined in the Deferred Compensation Plan) received in 2014. We made a contribution to Mr. Spence’s account equal in value to 5% of his prior-year base salary earned. In addition, we made a discretionary contribution to Mr. Spence’s account equal in value to 5% of the respective 2014 base salary he would have earned from the period January 1, 2014 through his date of hire. All of our 2015 contributions are included in the Summary Compensation Table above as “All Other Compensation.”

(3)

The amounts reported in this column represent notional accrued gains or losses during 2015 on each NEO’s account. The accounts are “participant-directed,” in that each participant personally directs the investment of contributions made on his or her behalf. As a result, any accrued gains or losses are attributable to the performance of the NEO’s notional mutual fund investments. No amount of the earnings shown is reported as compensation in the Summary Compensation Table.

(4)

The amounts reported in this column consist of contributions made by McDermott and notional accrued gains or losses as of December 31, 2015. The balances shown include contributions from previous years which have been reported as compensation to the NEOs in the Summary Compensation Table for those years – to the extent a NEO was included in the Summary Compensation Table during those years. The amounts of such contributions previously included in the Summary Compensation Table and years reported are as follows: we made contributions to Mr. Dickson’s account of $42,500 in 2014; we made contributions to Ms. Hinrichs’ account of $22,437 in 2013, $37,662 in 2012 and $43,511 in 2011; and we made contributions to Mr. Duncan’s account in the amount of $16,250 in 2014.

(5)	Under the terms of his separation agreement, Mr. Duncan became 100% vested in his Deferred Compensation Plan balance as of his resignation date.

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Potential Payments Upon Termination or Change in Control

The following tables show potential payments to our Continuing NEOs under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios under which a payment would be due (assuming each is applicable) involving a change in control or termination of employment of each of our NEOs, assuming a December 31, 2015 termination date and, where applicable, using the closing price of our common stock of $3.35 as of December 31, 2015 (as reported on the NYSE). These tables do not reflect amounts that would be payable to the Continuing NEOs pursuant to benefits or awards that are already vested.

The amounts reported in the below tables for stock options, restricted stock, restricted stock units and performance shares or performance units represent the value of unvested and accelerated shares or units, as applicable, calculated by:

•
for stock options: multiplying the number of accelerated options by the difference between the exercise price and $3.35 (the closing price of our common stock on December 31, 2015, as reported on the NYSE); and

•
for restricted stock, restricted stock units and performance shares or performance units: multiplying the number of accelerated shares or units by $3.35 (the closing price of our common stock on December 31, 2015, as reported on the NYSE).

Mr. Duncan resigned from his position as Senior Vice President, Project Support in November 2015. In connection with Mr. Duncan’s resignation, we entered into a separation agreement with Mr. Duncan providing for various compensation-related benefits in exchange for, among other things, his agreement to comply with several restrictive covenants. Under that separation agreement, Mr. Duncan received: (1) a lump-sum cash payment equal to the amount of base salary Mr. Duncan would have earned had he remained employed from his resignation date through December 31, 2015; (2) a lump-sum cash severance payment equal to six months of Mr. Duncan’s base salary; (3) a lump-sum cash payment equal to Mr. Duncan’s 2015 target award under the EICP; (4) each then outstanding RSU award granted to him pursuant to the 2009 LTIP or 2014 LTIP which would, absent his resignation from employment, have remained outstanding and continued to vest through March 15, 2017 would, subject to certain conditions, continue to vest and be settled on the first to occur of (a) the date such award would otherwise be settled in accordance with the terms of the 2009 LTIP or 2014 LTIP, as applicable, and the applicable grant agreement, as if his employment had continued, and (b) March 15, 2016; (5) payment of an amount to fund three months of continuing health insurance coverage under the Consolidated Omnibus Reconciliation Act; and (6) accrued but unutilized vacation pay. All other outstanding unvested equity or performance-based awards previously granted to Mr. Duncan were forfeited at the time of his resignation. Vested stock options held by Mr. Duncan continue to be exercisable for the remainder of their respective terms. Mr. Duncan’s benefits under our Director and Executive Deferred Compensation Plan were fully vested as of the date of his resignation, and those benefits are to be paid in accordance with the terms of that plan.

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Estimated Value of Benefits to Be Received Upon Termination Due to Death or Disability

The following table shows the value of payments and other benefits due the listed NEOs, assuming their death or disability as of December 31, 2015.

	Dickson	Spence	Allen	Cuthbertson	Hinrichs
Severance Payments	—	—	—	—	—
EICP	—	—	—	—	—
Deferred Compensation Plan (1)	$69,631	$22,944	$17,855	—	$0
Stock Options (2) (unvested and accelerated)	—	—	—	$0	$0
Restricted Stock Awards (3)	$726,545	—	—	—	—
Restricted Stock Units (4) (unvested and accelerated)	$3,168,822	$1,169,860	$409,501	$279,135	$711,805
Performance Shares or Units(5) (unvested)	$3,168,832	$777,518	$412,419	$233,445	$957,192
Total	$7,133,829	$1,970,322	$839,775	$512,580	$1,668,997

(1)

The amounts reported represent 80% of Mr. Dickson’s, and 100% of Messrs. Spence’s and Allen’s respective DCP balance as of December 31, 2015 that would become vested on death or disability. Mr. Cuthbertson was not a participant in the DCP as of December 31, 2015. Because Ms. Hinrichs is 100% vested in her DCP balance, no additional amount would become vested on her death or disability.

(2)

Under the terms of the outstanding stock option awards held by each of the listed NEOs as of December 31, 2015, all unvested option awards would become vested and exercisable on death or disability. Due to the exercise price of the stock options outstanding and the closing price of our common stock on December 31, 2015, the aggregate value of stock options that would become vested and exercisable on death or disability for each applicable NEO would be $0.

(3)	Under the terms of the restricted stock award agreement between McDermott and Mr. Dickson, all unvested restricted stock would become vested upon Mr. Dickson’s death or disability.
(4)

Under the terms of the outstanding restricted stock unit awards held by each of the listed NEOs as of December 31, 2015, all unvested restricted stock unit awards would become vested and exercisable on his or her death or disability.

(5)

Under the terms of the outstanding 2011 and 2012 performance share awards held by each of the listed NEOs as of December 31, 2015, 100% of the initial performance shares granted would vest on the third, fourth and fifth anniversary of the grant date on his or her death or disability. The number of performance shares that would vest is the number of performance shares that would have vested based on actual performance had the NEO remained employed with McDermott until the third, fourth and fifth anniversaries of the grant date. Under the terms of the outstanding 2013, 2014 and 2015 performance share or performance unit awards held by each of the listed NEOs as of December 31, 2015, 100% of the initial performance shares or performance units granted would vest on the third anniversary of the grant date on his or her death or disability. The number of performance shares or performance units that would vest is the number of performance shares or performance units that would have vested based on actual performance had the NEO remained employed with McDermott until the third anniversary of the grant date. Accordingly, each applicable listed NEO may vest in a number of performance shares or performance units ranging from 0% - 200% of the initial performance shares or performance units granted, depending on McDermott’s performance during the applicable measurement periods.

The amounts reported assume a total of 100% of the initial performance shares or performance units granted will vest during the applicable measurement periods, valued at the closing price of McDermott stock as reported on the NYSE on December 31, 2015, although the actual value of such performance shares or performance units that may vest could be $0 for each NEO and up to $5,995,828 for Mr. Dickson, $1,464,496 for Mr. Spence, $767,736 for Mr. Allen, $454,071 for Mr. Cuthbertson and $1,828,926 for Ms. Hinrichs, in each case, as applicable, representing a total of 200% of the initial performance shares or performance units granted for the 2011, 2012, 2013 and 2015 awards, and a total of 150% of the initial performance shares granted for the 2014 awards. Additionally, the value of McDermott common stock could be greater or less than the amount used to value the performance shares or performance units for this table.

Estimated Value of Benefits to Be Received Upon Change in Control

We have change in control agreements with various officers, including each of our NEOs. Generally, under these agreements, if a NEO is terminated within one year following a change in control either: (1) by our company for any reason other than cause or death or disability; or (2) by the NEO for good reason, McDermott is required to pay the NEO a severance payment based on the NEO’s salary and a severance payment based on the NEO’s target EICP percentage. In addition to these payments, the NEO would be entitled to various accrued benefits earned through the date of termination, such as earned but unpaid salary, earned but unused vacation and reimbursements.

Under these agreements, a “change in control” generally occurs on the occurrence of any of the following:

•
a person becomes the beneficial owner of 30% or more of the combined voting power of McDermott’s

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then outstanding voting stock unless such acquisition is made directly from McDermott in a transaction approved by a majority of McDermott’s incumbent directors;

•
individuals who are incumbent directors cease for any reason to constitute a majority of McDermott’s board;

•
completion of a merger or consolidation of McDermott with another company or an acquisition by McDermott or its subsidiaries, unless immediately following such merger, consolidation or acquisition: (1) all or substantially all of the individuals or entities that were the beneficial owners of outstanding McDermott voting securities immediately before such merger, consolidation or acquisition beneficially own at least 50% of the then outstanding shares of voting stock of the parent corporation resulting from the merger, consolidation or acquisition in the same relative proportions as their ownership immediately before such merger, consolidation or acquisition; (2) if such merger, consolidation or acquisition involves the issuance or payment by McDermott of consideration to another entity or its stockholders, the total fair market value of such consideration plus the principal amount of the consolidated long-term debt of the entity or business being acquired, does not exceed 50% of the sum of the fair market value of the outstanding McDermott voting stock plus the principal amount of our consolidated long-term debt; (3) no person beneficially owns 30% or more of the then outstanding shares of the voting stock of the parent company resulting from such merger, consolidation or acquisition; and (4) a majority of the members of the board of directors of the parent corporation resulting from such merger, consolidation or acquisition were incumbent directors of McDermott immediately before such merger, consolidation or acquisition;

•
completion of the sale or disposition of 50% or more of the assets of McDermott and its subsidiaries on a consolidated basis, unless immediately following such sale or disposition: (1) the individuals and entities that were beneficial owners of outstanding McDermott voting stock immediately before such sale or disposition beneficially own at least 50% of the then outstanding shares of voting stock of McDermott and of the entity that acquires the largest portion of such assets, and (2) a majority of the members of the McDermott Board (if it continues to exist) and the board of directors of the entity that acquires the largest portion of such assets were incumbent directors of McDermott immediately before the completion of such sale or disposition; or

•
any other set of circumstances is deemed by the Board in its sole discretion to constitute a change in control.

The change in control agreements do not provide for excise tax gross-ups. They do, however, provide for the potential reduction in payments to the applicable officer in order to avoid excise taxes.

The following table shows the estimated value of payments and other benefits due the listed NEOs, assuming a change in control and termination as of December 31, 2015.

	Dickson	Spence	Allen	Cuthbertson	Hinrichs
Salary-Based Severance Payment (1)	$4,250,000	$1,615,000	$1,360,000	$525,000	$1,624,350
EICP-Based Severance Payment (2)	$850,000	$332,500	$280,000	$175,000	$334,425
Deferred Compensation Plan (3)	$69,631	$22,944	$17,855	—	$0
Stock Options (4) (unvested and accelerated)	—	—	—	$0	$0
Restricted Stock Awards (4) (unvested and accelerated)	$726,545	—	—	—	—
Restricted Stock Units (4) (unvested and accelerated)	$3,168,822	$1,169,860	$409,501	$279,135	$711,805
Performance Shares or Units (4) (unvested and accelerated)	$3,168,832	$777,518	$412,419	$233,445	$957,192
Total	$12,233,829	$3,917,822	$2,479,775	$1,212,580	$3,627,772

(1)

The salary-based severance payment made to Mr. Dickson in connection with a change in control would be a cash payment equal to 250% of the sum of his annual base salary prior to termination and his EICP target award applicable to the year in which the termination occurs. The severance payment made to Messrs. Spence and Allen and Ms. Hinrichs in connection with a change in control would be a cash payment equal to 200% of the sum of his or her annual base salary prior to termination and his EICP target award applicable to the year in which the termination occurs. The severance payment made to Mr. Cuthbertson in connection with a change in control would be a cash payment equal to the sum of his annual base salary prior to termination and his EICP target award applicable to the year in which the termination occurs.

For a hypothetical termination as of December 31, 2015, the salary-based severance payment under a change in control would have been calculated based on the following base salary and target EICP awards. See “Grants of Plan-Based Awards” above for more information on the calculation of target EICP awards.

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NEO	Annual Base Salary	Target EICP Award
Mr. Dickson	$850,000	$850,000
Mr. Spence	$475,000	$332,500
Mr. Allen	$400,000	$280,000
Mr. Cuthbertson	$350,000	$175,000
Ms. Hinrichs	$477,750	$334,425

(2)

Each listed NEO could receive up to two EICP-based severance payments in connection with a change in control depending on the timing of the termination relative to the payment of an EICP award, as follows:

•
If an EICP award for the year prior to termination is paid to other EICP participants after the date of the NEO’s termination, the NEO would be entitled to a cash payment equal to the product of the NEO’s target EICP percentage (or, if greater, the actual amount of the bonus determined under the EICP for the year prior to termination) and the NEO’s annual base salary for the applicable period. No such payment would have been due a NEO on a December 31, 2015 termination, because the 2014 EICP awards had already been paid.

•
The NEO would be entitled to a prorated EICP payment based upon the NEO’s target EICP percentage for the year in which the termination occurs and the number of days in which the NEO was employed with us during that year. Based on a hypothetical December 31, 2015 termination, each NEO would have been entitled to an EICP payment equal to 100% of his or her 2015 target EICP percentage times annual base salary, calculated based on the following base salary and target EICP percentage:

NEO	Annual Base Salary	Target EICP Percentage
Mr. Dickson	$850,000	100%
Mr. Spence	$475,000	70%
Mr. Allen	$400,000	70%
Mr. Cuthbertson	$350,000	50%
Ms. Hinrichs	$477,750	70%

(3)

The amounts reported represent 80% of Mr. Dickson’s, and 100% of Messrs. Spence’s and Allen’s respective DCP balance as of December 31, 2015 that would become vested in connection with a termination of employment following a change in control. Mr. Cuthbertson was not a participant in the DCP as of December 31, 2015. Because Ms. Hinrichs is 100% vested in her DCP balance, no additional amount would become vested in connection with a termination of employment following a change in control. Under the Deferred Compensation Plan, a “change in control” generally occurs if:

•
a person (other than a McDermott employee benefit plan or a corporation owned by McDermott stockholders in substantially the same proportion as the ownership of McDermott voting shares) is or becomes the beneficial owner of 30% or more of the combined voting power of McDermott’s then outstanding voting stock;

•
during any period of two consecutive years, individuals who at the beginning of such period constitute McDermott’s Board of Directors, and any new director whose election or nomination by McDermott’s Board was approved by at least two-thirds of the directors of McDermott’s Board then still in office who either were directors at the beginning of the period or whose election or nomination was previously approved, cease to constitute a majority of McDermott’s Board;

•
a merger or consolidation of McDermott with any other corporation or entity has been completed, other than a merger or consolidation which results in the outstanding McDermott voting securities immediately prior to such merger or consolidation continuing to represent at least 50% of the combined voting power of the voting securities of McDermott or the surviving entity outstanding immediately after such merger or consolidation;

•
McDermott’s stockholders approve (1) a plan of complete liquidation of McDermott; or (2) an agreement for the sale or disposition by McDermott of all or substantially all of McDermott’s assets; or

•
within one year following the completion of a merger or consolidation transaction involving McDermott, (1) individuals who, at the time of execution and delivery of definitive agreements completing such transaction constituted the Board, cease for any reason (excluding death, disability or voluntary resignation) to constitute a majority of the Board; or (2) either individual, who at the first execution and delivery of definitive agreements completing the transaction, served as Chief Executive Officer or Chief Financial Officer does not, for any reason (excluding death, disability or voluntary resignation), serve as the Chief Executive Officer or Chief Financial Officer, as applicable, of McDermott, or if McDermott does not continue as a registrant with a class of equity securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, as the Chief Executive Officer or Chief Financial Officer, as applicable, of a corporation or other entity that is (A) a registrant with a class of equity securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, and (B) the surviving entity in such transaction or a parent entity of the surviving entity or McDermott following the completion of such transaction; provided, however, that a change in control would not be deemed to have occurred pursuant to this clause in the case of a merger or consolidation which results in the voting securities of McDermott outstanding immediately prior to the completion of the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 55% of the combined voting power of the voting securities of the McDermott or the surviving entity outstanding immediately after such merger or consolidation.

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Executive Compensation Tables

(4)

Under the terms of the stock option, restricted stock and restricted stock unit awards outstanding, all unvested stock options would become vested and exercisable and all unvested restricted stock and restricted stock units would become vested on a change in control, regardless of whether there is a subsequent termination of employment. Due to the exercise price of the stock options outstanding for our NEOs and the closing price of our common stock on the NYSE on December 31, 2015, the aggregate value of stock options that would become vested and exercisable on a change in control, regardless of whether there is a subsequent termination of employment, would be $0. Under the terms of the performance share or performance unit awards outstanding, the greater of (1) 100% of the initial performance shares or performance units granted, or (2) the vested percentage of initial performance shares or performance units determined in accordance with the grant agreement would become vested on a change in control, regardless of whether there is a subsequent termination of employment. Under the 2009 LTIP, a “change in control” generally occurs under the same circumstances described above with respect to our Deferred Compensation Plan. Under the 2014 LTIP, a “change in control” generally occurs under the same circumstances described in the first three bullets in note (3) above with respect to our Deferred Compensation Plan, as well as on the occurrence of the below circumstances:

•
McDermott’s stockholders approve a plan of complete liquidation of McDermott;

•
the consummation of a sale or disposition by McDermott of all or substantially all of McDermott’s assets other than to an entity that is under common control with McDermott or to an entity for which at least fifty percent (50%) of the combined voting power of its voting securities outstanding immediately after such sale or disposition are owned or controlled by the stockholders of McDermott immediately prior to such sale or disposition; or

•
within one year following the completion of a merger or consolidation transaction involving McDermott, (1) individuals who, at the time of execution and delivery of definitive agreements relating to such transaction constituted the Board, cease for any reason (excluding death, disability or voluntary resignation) to constitute a majority of the Board; or (2) the individual, who at the first execution and delivery of definitive agreements relating to the transaction, served as Chief Executive Officer does not, for any reason (excluding death, disability or voluntary resignation), serve as the Chief Executive Officer of McDermott, or if McDermott does not continue as a registrant with a class of equity securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, as the Chief Executive Officer of a corporation or other entity that is (A) a registrant with a class of equity securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, and (B) the surviving entity in such transaction or a parent entity of the surviving entity or McDermott following the completion of such transaction; provided, however, that a change in control would not be deemed to have occurred pursuant to this clause in the case of a merger or consolidation which results in the voting securities of McDermott outstanding immediately prior to the completion of the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 55% of the combined voting power of the voting securities of the McDermott or the surviving entity outstanding immediately after such merger or consolidation.

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AUDITOR AND AUDIT COMMITTEE MATTERS

Item 3 – Ratification of Appointment of Independent Registered Public Accounting Firm for Year Ending December 31, 2016

Our Board of Directors has ratified the decision of the Audit Committee to appoint Deloitte & Touche LLP (“D&T”) to serve as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2016. Although we are not required to seek stockholder approval of this appointment, it has been our practice to do so. No determination has been made as to what action the Audit Committee and the Board of Directors would take if our stockholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of McDermott. Representatives of D&T will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Recommendation and Vote Required

Our Board of Directors recommends that stockholders vote “FOR” the ratification of the decision of our Audit Committee to appoint Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016. The proxy holders will vote all proxies received for approval of this proposal unless instructed otherwise. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote and actually voting on this proposal at the Annual Meeting. Because abstentions are not actual votes with respect to this proposal, they have no effect on the outcome of the vote on this proposal.

Our Board of Directors recommends that stockholders vote “FOR” the ratification of appointment of Deloitte & Touche LLP

Audit Committee Report

The Board of Directors appoints an Audit Committee to review McDermott International, Inc.’s financial matters. Each member of the Audit Committee meets the independence requirements established by the NYSE. The Audit Committee is responsible for the appointment, compensation, retention and oversight of McDermott’s independent registered public accounting firm. We are also responsible for recommending to the Board that McDermott’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year.

In making our recommendation that McDermott’s financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2015, we have taken the following steps:

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We reviewed, and discussed with McDermott’s management and Deloitte & Touche LLP (“D&T”), McDermott’s audited consolidated balance sheet at December 31, 2015, and consolidated statements of income, comprehensive income, cash flows and stockholders’ equity for the year ended December 31, 2015.

•
We discussed with D&T, McDermott’s independent registered public accounting firm for the year ended December 31, 2015, those matters required to be discussed under the standards of the Public Company Accounting Oversight Board, including information regarding the scope and results of the audit. These communications and discussions are intended to assist us in overseeing the financial reporting and disclosure process.

•
We received and reviewed the written disclosures and the letter from D&T required by applicable requirements of the Public Company Accounting Oversight Board regarding D&T’s communications with the Audit Committee concerning D&T’s independence from McDermott, and have discussed with D&T its independence from McDermott. We also considered whether the provision of non-audit services to McDermott is compatible with D&T’s independence.

•
We conducted periodic executive sessions with D&T, with no members of McDermott management present during those discussions. D&T did not identify any material audit issues, questions or discrepancies, other than those previously discussed with management, which were resolved to the satisfaction of all parties.

•
We conducted periodic executive sessions with McDermott’s internal audit department and regularly received reports regarding McDermott’s internal control procedures.

•
We reviewed, and discussed with McDermott’s management and D&T, management’s report and D&T’s report and attestation on internal control over

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financial reporting, each of which was prepared in accordance with Section 404 of the Sarbanes-Oxley Act.

•
We determined that there were no former D&T employees, who previously participated in the McDermott audit, engaged in a financial reporting oversight role at McDermott.

Based on the reviews and actions described above, we recommended to the Board that McDermott’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

William H. Schumann, III, Chair
Stephen G. Hanks

Erich Kaeser
David A. Trice

Audit Firm Fees

For the years ended December 31, 2015 and 2014, McDermott paid D&T fees, including expenses and taxes, totaling $4,684,488 and $4,456,426, which can be categorized as follows:

	2015	2014
Audit
The Audit fees for the years ended December 31, 2015 and 2014 were for professional services rendered for the audits of the consolidated ﬁnancial statements of McDermott, the audit of McDermott’s internal control over ﬁnancial reporting, statutory and subsidiary audits, reviews of the quarterly consolidated ﬁnancial statements of McDermott and assistance with review of documents ﬁled with the SEC.	$4,177,240	$4,159,041
Audit-Related
The Audit-Related fees for the years ended December 31, 2015 and 2014 were for assurance and related services, employee beneﬁt plan audits and advisory services related to Sarbanes-Oxley Section 404 compliance.	$73,185	$143,800
Tax
The Tax fees for the years ended December 31, 2015 and 2014 were for professional services rendered for consultations on various U.S. federal, state and international tax matters, international tax compliance and tax planning, and assistance with tax examinations.	$434,063	$153,585
All Other
During the years ended December 31, 2015 and December 31, 2014, there were no other services.	$0	$0
Total	$4,684,488	$4,456,426

It is the policy of our Audit Committee to preapprove all audit, review or attest engagements and permissible non-audit services to be performed by our independent registered public accounting firm, subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and the applicable rules and regulations of the SEC. Our Audit Committee did not rely on the de minimis exception for any of the fees disclosed above.

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FURTHER MANAGEMENT PROPOSALS

Item 4 – Approval of the 2016 EICP

Since 2001, we have utilized our Executive Incentive Compensation Plan, which was originally effective February 1, 2001. Effective February 26, 2016, our Board adopted the 2016 EICP to provide annual incentive compensation to various employees, including our executive officers. Stockholder approval of our annual incentive compensation plan is necessary at least once every five years in order for awards paid thereunder to be considered “performance-based compensation” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”) Section 162(m). The last such stockholder approval we obtained was in 2011.

Summary of the 2016 EICP

The following summary of the 2016 EICP is qualified in its entirety by reference to the full text of the 2016 EICP, which is attached as Appendix A to this Proxy Statement.

The 2016 EICP will be administered by the Compensation Committee of our Board of Directors, composed entirely of non-management, independent directors appointed by our Board of Directors. All of our employees are eligible to participate in the 2016 EICP. Our Chief Executive Officer automatically will participate in the 2016 EICP, and the other participants will be selected by the Compensation Committee, in its sole discretion. During 2015, 14 employees, including the NEOs, participated in the EICP.

Under the 2016 EICP, the Compensation Committee will establish, for each plan year, performance goals and award opportunities. The award opportunities correspond to various levels of achievement of the preestablished performance goals based on combinations of one or more corporate, group, divisional or individual goals. The award opportunity is typically based on the achievement of preestablished targeted performance goals, including company, group or division performance. The potential final award varies in relation to the various levels of achievement of the preestablished performance goals with a minimum or “threshold” performance achievement required before there is any payout and a limitation on the maximum payout. Performance goals and measures used to determine award opportunities are based on one or more of the following criteria:

•
revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales and earnings per share);

•
expense measures (which include costs of goods sold, sales, general and administrative expenses and overhead costs);

•
operating measures (which include volume, margin, breakage and shrinkage, productivity and market share);

•
cash flow measures (which include net cash flow from operating activities and working capital);

•
liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, cash flow and free cash flow);

•
leverage measures (which include equity ratio and net debt);

•
market measures (including those relating to market price, stock price, total shareholder return and market capitalization measures);

•
return measures (which include return on equity, return on assets, cash flow return on assets, cash flow return on capital, cash flow return on equity, return on capital and return on invested capital);

•
corporate value measures (which include compliance, safety, environmental and personnel matters); and

•
other measures such as those relating to acquisitions, dispositions or customer satisfaction.

Once established, performance goals normally are not changed during the plan year. However, the Compensation Committee may adjust performance goals, to the extent permitted under Section 162(m), to account for changes in accounting principles and the occurrence of external changes or other unanticipated business conditions that may materially affect the fairness of the goals or unduly influence our ability to meet them. The Compensation Committee has the authority to reduce or eliminate final awards, based on any criteria it deems appropriate. In addition, the Compensation Committee may use such other performance goals and measures, including subjective measures, and make adjustments to performance goals and measures during the plan year, with respect to any award that the Compensation Committee determines is not intended to meet the requirements for the qualified performance-based exception under Section 162(m).

Following the end of each plan year, awards are computed for each plan participant. The 2016 EICP places a $3 million limit on payouts to any one plan participant in respect of any one-year period. The Board of Directors or Compensation Committee may amend the 2016 EICP from time to time except that (i) no amendment or alteration that would materially adversely affect the rights of any participant under any award previously granted to such Participant may be made without the consent of such participant and (ii) no amendment or alteration may be effective prior to its approval by our

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shareholders to the extent shareholder approval otherwise would be required by applicable legal requirements.

EICP Benefits

Future benefits that will be received under the 2016 EICP by particular individuals or groups cannot be determined at this time. For the year ended December 31, 2015, approximately $4,838,575 in cash bonuses were paid to our employees under the EICP, of which approximately $3,547,722 was paid to our current executive officers as a group. The cash bonus paid to the NEOs is described above under “Compensation Discussion and Analysis — Annual Incentive Compensation.” Performance goals and award opportunities were established for certain of our officers, including the Continuing NEOs, in February 2016. The award opportunities for certain of these officers, including the Continuing NEOs, are subject to stockholder approval of the 2016 EICP.

Recommendation and Vote Required

Our Board of Directors unanimously recommends a vote “FOR” approval of the 2016 EICP. We believe strongly that the EICP has served as an essential component of compensation, allowing us to provide reasonable incentives to and reward the performance results achieved by executive officers and other key employees in a manner most favorable to our stockholders. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote and actually voting on this proposal at the Annual Meeting. Because abstentions are not actual votes with respect to this proposal, they will have no effect on the outcome of the vote on this proposal. In general, brokers do not have discretionary authority on proposals relating to executive compensation. Therefore, absent instructions from you, your broker may not vote your shares on this proposal. Broker non-votes will have no effect on the vote.

Stockholder approval of the 2016 EICP is only necessary for awards under the 2016 EICP to be considered “performance-based compensation” under Internal Revenue Code Section 162(m). In the event this proposal is not approved by stockholders, the Board of Directors may continue to make awards under the EICP.

Our Board of Directors recommends that stockholders vote “FOR” the approval of the 2016 EICP.

Item 5 – Approval of the 2016 LTIP

We are asking our stockholders to approve the adoption of the 2016 McDermott International, Inc. Long-Term Incentive Plan (the “2016 LTIP”).

On February 26, 2016, our Board of Directors adopted, subject to stockholder approval, a new long-term incentive plan, the 2016 LTIP, to replace the 2014 LTIP. We intend to reserve 12 million shares for issuance pursuant to awards under the 2016 LTIP. If our stockholders approve the 2016 LTIP, shares that would otherwise become available for issuance under the 2014 LTIP or 2009 LTIP as a result of forfeitures, expiration or cancellation of previously made awards will become available for issuance under the 2016 LTIP, and no additional grants will be made pursuant to the 2014 LTIP, 2009 LTIP or any other prior plans.

A summary of the 2016 LTIP is set forth below. This summary is, however, qualified in its entirety by reference to the text of the 2016 LTIP, which is attached as Appendix B to this Proxy Statement.

Reason for the Proposal

The 2016 LTIP is intended to replace the 2014 LTIP and is needed to continue our equity compensation program. As of December 31, 2015, there were 0 shares of common stock remaining available for grant under the 2014 LTIP. Awards that expire or are terminated, forfeited, or cancelled under the 2014 LTIP or 2009 LTIP will become available for issuance under the 2016 LTIP, assuming the 2016 LTIP is approved, and the shares subject to the awards will be added back to the pool of available shares on the same basis as such shares counted against the overall share limit when granted under the 2014 LTIP or 2009 LTIP, as applicable. Any previously granted awards that are outstanding under the 2014 LTIP or the 2009 LTIP will remain outstanding in accordance with their terms. As of December 31, 2015, under the 2014 LTIP or the 2009 LTIP there were 8,958,050 restricted stock units and performance shares outstanding, and 2,895,666 stock options outstanding, with such stock options having a weighted average remaining term of 2.4 years and weighted average exercise price of $12.76. Additionally, there were 321,407 restricted stock awards outstanding, which were issued from McDermott’s treasury stock balance. No performance share awards were earned in 2013, 2014 or 2015. Dividends and

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dividend equivalents may not be paid or accrued on stock options, whether currently outstanding or that may be granted under the 2016 LTIP. There are no previously granted awards outstanding under any other prior plans.

If the 2016 LTIP is not approved by the stockholders, we will not be able to continue our equity-based long-term incentive program, and we may be required to increase significantly the cash component of our executive compensation program in order to remain competitive and adequately compensate our employees. The lack of an equity compensation program would eliminate a key tool in our ability to ensure alignment between executive and stockholder interests.

We believe that incentive awards are critical to attracting, retaining and engaging highly qualified employees and to aligning their financial interests with the financial interests of our stockholders. Our Board recommends that stockholders approve the 2016 LTIP to allow us to continue to provide such incentives.

Stockholder approval of the 2016 LTIP will also constitute approval for purposes of satisfying the stockholder approval requirements (1) under Section 162(m) of the Code, and the rules and regulations thereunder so that the Compensation Committee has the discretion to grant equity-based awards in the future under the 2016 LTIP that meet the requirements of “performance-based compensation” under Section 162(m) and (2) under Section 422 of the Code so that the Compensation Committee may grant incentive stock options, or ISOs.

Key Changes from the 2014 LTIP

We believe that the 2014 LTIP has been effective in attracting and retaining highly-qualified employees and non-employee directors and has provided incentives that align the economic interests of participants with those of our stockholders. The 2016 LTIP retains most of the material terms of the 2014 LTIP, with certain changes to better align our plan with current trends related to plan design and corporate governance, as illustrated by the table below:

Provision	2014 LTIP	2016 LTIP
Number of shares reserved	6.6 million	12 million
Share counting provision

Each performance share, share of restricted stock or restricted stock unit counts as 1.69 shares against the total share limit; shares tendered or withheld as payment for tax withholding will become available again under the plan

Each performance share, share of restricted stock or restricted stock unit counts as one share against the total share limit; shares tendered or withheld as payment for tax withholding will become available again under the plan

Minimum Vesting	No provision	Awards to employees will have a minimum vesting period of one year from the date of grant
Effect of a Change in Control	No default provision, and in practice awards generally provided for “single trigger” acceleration on a change in control

Upon the occurrence of a change in control, outstanding awards will only become fully vested in the event that (i) the awards are not assumed and any performance-based award will vest at the greater of target or actual performance through the date of the change in control or (ii) the participant terminated employment for good reason or is terminated other than for cause within the three year period following the change in control

Best Practice Features of the 2016 LTIP

•
Independent Board Oversight. The Compensation Committee of our Board of Directors, composed solely of independent directors, will approve all grants made under the 2016 LTIP, provided, however, that the Compensation Committee may delegate to any committee of the Board, to the Chief Executive Officer and to any of our other senior officers its duties under the 2016 LTIP pursuant to such conditions or limitations as the Committee may establish; provided, however, that such delegation will not extend to the authority to make awards to our officers.

•
No Repricing of Options. The 2016 LTIP prohibits repricing, replacement and regranting of stock options at lower prices unless approved by our stockholders.

•
No Discounted Options. Stock options may not be granted with an exercise price below the closing price of our common stock on the NYSE on the date of grant.

•
No Dividends on Options. Dividends and dividend equivalents may not be paid or accrued on stock options.

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•
Limited terms for Options. Stock options granted under the 2016 LTIP are limited to 7-year terms.

•
No Liberal Share Counting. Shares that are tendered by a participant or withheld (1) as full or partial payment of minimum withholding taxes related to the exercise or settlement of options, or (2) as payment for the option price, and shares repurchased in the open market with the proceeds of the payment of the option price will not become available again for awards under the 2016 LTIP.

•
Dividend Equivalents. Only an award of restricted stock units may include dividend equivalents. With respect to a performance-based award, dividend equivalents may only be paid to the extent the underlying award is actually paid.

•
Annual Limitation on Director Awards. The aggregate grant value of awards to any individual nonemployee director may not exceed $500,000 in any calendar year.

•
Awards may be subject to future clawback or recoupment. All awards granted under the 2016 LTIP will be subject to our clawback policy, as amended from time to time.

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No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

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No “Evergreen” Provision. Shares authorized for issuance under the 2016 LTIP will not be replenished automatically. Any additional shares to be issued over and above the amount for which we are seeking authorization must be approved by our stockholders.

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No Automatic Grants. There are no automatic grants to new participants or “reload” grants when outstanding awards are exercised, expire or are forfeited.

•
No Tax Gross-ups. Participants do not receive tax gross-ups under the 2016 LTIP.

Number of Shares Requested

In determining the number of shares to make available under the 2016 LTIP, the Compensation Committee considered the key historical stock usage data under the 2014 LTIP described above, the advice of Pay Governance LLC, its independent compensation consultant, and the estimated value transfer cost of the 2016 LTIP. The Compensation Committee also considered many factors that affect the number of shares required for long-term incentive equity awards, such as changes in stock price over the life of the plan, the number of participants in the program and the size of awards to each participant. Considering all of these factors, the Compensation Committee determined that 12 million shares is a prudent amount to satisfy the long-term incentive goals of the 2016 LTIP and also meet the expectations of the stockholders for minimal levels of dilution.

If the 2016 LTIP is approved, the total dilution from all outstanding awards under the 2014 LTIP and 2009 LTIP as of December 31, 2015 and the 12 million shares requested for issuance under the 2016 LTIP would be approximately 9.43% of the common shares outstanding as of February 29, 2016.

Section 162(m) of the Code

The 2016 LTIP has been structured in a manner such that awards granted under it can satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code. However, there can be no guarantee that amounts payable under the 2016 LTIP will be treated as qualified “performance-based compensation” under Section 162(m). In general, under Section 162(m), in order for us to be able to deduct compensation in excess of $1,000,000 paid in any one year to our chief executive officer or any of our three other most highly compensated executive officers (other than our chief financial officer), such compensation must qualify as “performance-based compensation.” One of the requirements of “performance-based compensation” for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by our stockholders every five years. For purposes of Section 162(m), the material terms include (1) the individuals eligible to receive compensation, (2) a description of the business criteria on which the performance goal is based, and (3) the maximum amount of compensation that can be paid to an individual under the performance goal. With respect to the various types of awards under the 2016 LTIP, each of these aspects is discussed below, and stockholder approval of the 2016 LTIP will be deemed to constitute approval of each of these aspects of the 2016 LTIP for purposes of the approval requirements of Section 162(m).

Summary Description of the 2016 LTIP

Administration. The 2016 LTIP will be administered by the Compensation Committee of our Board of Directors. The Compensation Committee will select the participants and determine the type or types of awards and the number of shares or units to be optioned or granted to each participant under the 2016 LTIP. All or part of the award may be subject to conditions established by the Compensation Committee, which may include continued service with our company, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates or other comparable measures of performance. The

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Further Management Proposals

Compensation Committee will have full and final authority to implement the 2016 LTIP and may, from time to time, adopt rules and regulations in order to carry out the terms of the 2016 LTIP. As permitted by applicable law, the Board of Directors or the Compensation Committee may delegate its duties under the 2016 LTIP to another committee of the Board of Directors or to our chief executive officer and other senior officers, but not with respect to the authority to make awards to officers.

Eligibility. Members of the Board of Directors, executive officers and employees of our company and its subsidiaries, as well as consultants, are eligible to participate in the 2016 LTIP. The Compensation Committee will select the participants for the 2016 LTIP. Any participant may receive more than one award under the 2016 LTIP. Presently, 168 current and former employees and 8 current and former members of the Board of Directors participate in the 2014 LTIP. Because the 2016 LTIP provides for broad discretion in selecting participants and in making awards, however, the total number of persons who will participate going forward and the respective benefits to be awarded to them cannot be determined at this time.

Shares Available for Issuance through the 2016 LTIP. Shares approved under the 2014 LTIP which have not been awarded as of the date the 2016 LTIP is approved by stockholders will become available for issuance under the 2016 LTIP. As of December 31, 2015, 0 shares remained available for issuance under the 2014 LTIP. By this proposal, we are asking stockholders for authorization to reserve 12 million shares for issuance under the 2016 LTIP. No awards will be made under the 2016 LTIP until stockholders have approved the 2016 LTIP.

The 2016 LTIP provides for a number of forms of stock-based compensation, as further described below. Awards settled in shares other than through stock options (such as restricted stock, restricted stock units and performance shares) will count against the 2016 LTIP’s overall share limit as one share for each share subject to such award. Stock options will count against the share limitation on a 1:1 basis. The 2016 LTIP also permits the reuse or reissuance by the 2016 LTIP of shares of common stock underlying canceled, expired, terminated or forfeited awards of stock-based compensation granted under the 2016 LTIP, the 2014 LTIP or the 2009 LTIP, and the shares subject to the awards will be added back to the pool of available shares on the same basis as such shares counted against the overall share limit when granted under the 2016 LTIP, 2014 LTIP or 2009 LTIP, as applicable. Shares tendered or withheld on the settlement or exercise of a stock option as payment for tax withholding or the exercise price will not become available again under the 2016 LTIP.

The Compensation Committee shall make appropriate adjustments in the number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the exercise or other applicable price and other value determinations applicable to outstanding awards under the 2016 LTIP to reflect any amendment to the 2016 LTIP, stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event.

Types of Awards Under the 2016 LTIP. The Compensation Committee may award to participants incentive and nonqualified stock options, restricted stock, restricted stock units and performance shares and performance units. The forms of awards are described in greater detail below.

Stock Options. The Compensation Committee will have discretion to award incentive stock options and nonqualified stock options. A stock option is a right to purchase a specified number of shares of common stock at a specified grant price. An incentive stock option is intended to qualify as such under Section 422 of the Code. Under the 2016 LTIP, no participant may be granted options during any fiscal year that are exercisable for more than 3,000,000 shares of our common stock. The exercise price of an option may not be less than the fair market value of the underlying shares of common stock on the date of grant. Subject to the specific terms of the 2016 LTIP, the Compensation Committee will have discretion to determine the number of shares, the exercise price, the terms and conditions of exercise, whether an option will qualify as an incentive stock option under the Code and set such additional limitations on and terms of option grants as it deems appropriate.

Options granted to participants under the 2016 LTIP will expire at such times as the Compensation Committee determines at the time of the grant, but no option will be exercisable later than seven years from the date of grant. Each option award agreement will set forth the extent to which the participant will have the right to exercise the option following termination of the participant’s employment. The termination provisions will be determined within the discretion of the Compensation Committee, may not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment. Dividend equivalents do not attach to stock options.

Upon the exercise of an option granted under the 2016 LTIP, the option price is payable in full to us (1) in cash; (2) if permitted in the award agreement, by tendering shares having a fair market value at the time of exercise equal to the total option price; (3) if permitted in the award agreement, by a combination of (1) and (2); or (4) by any other method approved by the Compensation Committee in its sole discretion at the time of the grant and as set forth in the related award agreement.

Restricted Stock. The Compensation Committee also will be authorized to award restricted shares of common stock under the 2016 LTIP on such terms and conditions as it shall establish. Although recipients will have the right to vote restricted shares from the date of grant, they will not have the right to sell or otherwise transfer the shares during the applicable period of restriction or until earlier satisfaction of other conditions imposed by the Compensation Committee in its sole discretion. The award agreement will specify the periods of restriction,

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restrictions based on achievement of specific performance objectives, restrictions under applicable federal or state securities laws and such other terms it deems appropriate. Unless the Compensation Committee otherwise determines, participants will receive dividends on their shares of restricted stock. The Compensation Committee in its discretion may apply any restrictions to the dividends that it deems appropriate.

Each award agreement for restricted stock will set forth the extent to which the participant will have the right to retain unvested shares of restricted stock following termination of the participant’s employment. These provisions will be determined in the sole discretion of the Compensation Committee, need not be uniform among all shares of restricted stock issued pursuant to the 2016 LTIP and may reflect distinctions based on reasons for termination of employment.

Restricted Stock Units. An award of a restricted stock unit constitutes an agreement by us to deliver shares of our common stock or to pay an amount equal to the fair market value of a share of common stock for each restricted stock unit to a participant in the future in consideration of the performance of services. Restricted stock units may be granted by the Compensation Committee on such terms and conditions as it may establish. The restricted stock unit award agreement will specify the vesting period or periods, the specific performance objectives and such other conditions as may apply to the award. During the applicable vesting period, participants will have no voting rights with respect to the shares of common stock underlying a restricted stock unit grant. However, participants shall, unless the Compensation Committee otherwise determines, receive dividend equivalents on the shares underlying their restricted stock unit grant in the form of cash or additional restricted stock units if a dividend is paid with respect to shares of our common stock.

Each award agreement for restricted stock units will set forth the extent to which the participant will have the right to retain unvested restricted stock units following termination of employment. These provisions will be determined in the sole discretion of the Compensation Committee, need not be uniform among all participants and may reflect distinctions based on reasons for termination of employment.

No more than 3,000,000 shares of common stock may be granted in the form of awards of restricted stock and restricted stock units to any participant in any fiscal year.

Performance Shares and Performance Units. Performance units and performance shares are forms of performance awards that are subject to the attainment of one or more pre-established performance goals during a designated performance period. Performance units and performance shares may be granted by the Compensation Committee at any time in such amounts and on such terms as the Compensation Committee determines. Each performance unit will have an initial value that is established by the Compensation Committee at the time of grant. Each performance share will have an initial value equal to the fair market value of a share of our common stock on the date of grant. The Compensation Committee in its discretion will determine the applicable performance period and will establish performance goals for any given performance period. When the performance period expires, the holder of performance shares or performance units will be entitled to receive a payout on the units and/or shares earned over the performance period based on the extent to which the performance goals have been achieved. Participants holding performance shares and/or performance units are not entitled to receive dividend equivalents for dividends declared with respect to shares of our common stock.

Payments may be made in cash or in shares of common stock that have an aggregate fair market value equal to the earned performance units or performance shares on the last day of the applicable performance period. Each award agreement will set forth the extent to which the participant will have the right to receive a payout of these performance shares and/or performance units following termination of the participant’s employment. The termination provisions will be determined by the Compensation Committee in its sole discretion, may not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment.

No more than 3,000,000 shares of common stock may be granted in the form of awards of performance shares to any participant in any fiscal year. With respect to performance awards denominated in cash, no more than an aggregate cash payout value of $12,000,000 may be granted to any participant with respect to such awards granted in any fiscal year, as valued on the date of each grant.

Director Awards. Awards to nonemployee directors may be in any of the forms of awards described above, other than incentive stock options. The aggregate grant value of awards to any individual nonemployee director may not exceed $500,000 in any calendar year.

Performance Measures. The Compensation Committee may grant awards under the 2016 LTIP to eligible employees subject to the attainment of specified performance measures. The number of performance-based awards granted to an officer or employee in any year will be determined by the Compensation Committee in its sole discretion, subject to the limitations set forth in the 2016 LTIP. The value of each performance-based award will be determined based on the achievement of the pre-established, objective performance goals during each performance period. The duration of a performance period will be set by the Compensation Committee. A new performance period may begin every year, or at more frequent or less frequent intervals, as determined by the Compensation Committee. The Compensation Committee will establish, in writing, the objective performance goals applicable to the valuation of performance-based awards granted in each performance period, the performance measures that will

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be used to determine the achievement of those performance goals and any formulas or methods to be used to determine the value of the performance-based awards.

Performance measures will be defined by the Compensation Committee on a consolidated, group or division basis and/or in comparison to one or more peer groups or indices. Performance measures for awards intended to qualify as qualified performance-based compensation pursuant to Section 162(m) shall be selected by the Compensation Committee from the following: revenue and income measures (including revenue, gross margin, income from operations, net income, net sales and earnings per share), expense measures (including costs of goods sold, sales, general and administrative expenses and overhead costs), operating measures (including bookings, volume, margin, breakage and shrinkage, productivity and market share), cash flow measures (including net cash flow from operating activities and working capital); liquidity measures (including earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, cash flow and free cash flow), leverage measures (including equity ratio and net debt), market measures (including those relating to market price, stock price, total shareholder return and market capitalization measures), return measures (including return on equity, return on assets, cash flow return on assets, cash flow return on capital, cash flow return on equity, return on capital and return on invested capital), corporate value measures (including compliance, safety, environmental and personnel matters), and measures relating to acquisitions, dispositions or customer satisfaction.

Following the end of a performance period, the Compensation Committee will determine the value of the performance-based awards granted for the period based on its determination of the degree of attainment of the pre-established objective performance goals. The Compensation Committee will also have discretion to reduce (but not to increase) the value of a performance-based award to “Covered Employees,” as defined in Section 162(m) of the Code.

Deferrals. The Compensation Committee will have the discretion to provide for the deferral of an award or to permit participants to elect to defer payment of some or all types of awards in a manner consistent with the requirements of Section 409A of the Code.

Minimum Vesting. Other than in the event of an earlier death, or disability all awards to employees under the 2016 LTIP shall have a minimum vesting period of one year from the date of its grant; provided, however, that awards with respect to 5% of the shares authorized for grant pursuant to the 2016 LTIP may have a vesting period of less than one year.

Change in Control. Upon the occurrence of a change in control (as defined in the 2016 LTIP), outstanding awards will be adjusted or substituted in accordance with the terms of the 2016 LTIP. If the participant does not receive a replacement award with respect to any outstanding award as of the change in control, then each such outstanding award will become fully vested and, if applicable, exercisable and any restrictions applicable to such award will lapse, with any applicable performance goals deemed to have been achieved at the greater of target level as of the date of such vesting or the actual performance level had the performance period ended on the date of the change in control. If a participant receives a replacement award and the participant terminates his or her employment for good reason, the participant is involuntarily terminated for reasons other than for cause, or the participant’s employment terminates due to the participant’s death or disability during the three-year period commencing on the date of a change in control, then (A) all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at the greater of target level or the actual performance level measured through the date of the change in control), and (B) all stock options held by the Participant immediately before such termination of employment that the Participant also held as of the date of the change in control or that constitute replacement awards will remain exercisable for not less than three years following such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter (provided, however, that if the applicable award agreement provides for a longer period of exercisability, that provision will control).

Adjustment and Amendments. The 2016 LTIP provides for appropriate adjustments in the number of shares of our common stock subject to awards and available for future awards, as well as the maximum award limitations under the 2016 LTIP, in the event of changes in our outstanding common stock by reason of a merger, stock split, or certain other events. The 2016 LTIP may be modified, altered, suspended or terminated by the Board of Directors at any time and for any purpose that the Board of Directors deems appropriate, but no amendment to the 2016 LTIP may adversely affect any outstanding awards without the affected participant’s consent, and stockholder approval will be required if an amendment would materially modify the 2016 LTIP or would be required by applicable law.

Transferability. Except as otherwise specified in a participant’s award agreement, no award granted pursuant to, and no right to payment under, the 2016 LTIP will be assignable or transferable by a 2016 LTIP participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and any right granted under the 2016 LTIP will be exercisable during a participant’s lifetime only by the participant or by the participant’s court appointed representative.

Duration of the 2016 LTIP. The 2016 LTIP will remain in effect until all options and rights granted thereunder have been satisfied or terminated pursuant to the terms of the 2016 LTIP and all performance periods for performance-based awards granted thereunder have been completed. However, in no event will any award be granted under the 2016 LTIP on or after April 29, 2026.

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United States Federal Income Tax Consequences

The following summary is based on current interpretations of existing federal income tax laws. The discussion below is not purported to be complete, and it does not discuss the tax consequences arising in the context of the participant’s death or the income tax laws of any local, state or foreign country in which the participant’s income or gain may be taxable.

Stock Options. Some of the options issuable under the 2016 LTIP may constitute incentive stock options within the meaning of Section 422 of the Code, while other options granted under the 2016 LTIP may be nonqualified stock options. The Code provides for tax treatment of stock options qualifying as incentive stock options that may be more favorable to employees than the tax treatment accorded nonqualified stock options.

Generally, upon the grant or exercise of an incentive stock option, the optionee will recognize no income for United States federal income tax purposes. The difference between the exercise price of the incentive stock option and the fair market value of the stock at the time of exercise is, however, an item of tax preference that may require payment of an alternative minimum tax. If the participant disposes of shares acquired by exercise of an incentive stock option either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the incentive stock option (the “holding periods”), the participant will recognize in the year of disposition: (1) ordinary income to the extent that the lesser of either (a) the fair market value of the shares on the date of option exercise or (b) the amount realized upon disposition exceeds the option price and (2) capital gain to the extent the amount realized upon disposition exceeds the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of the holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized upon disposition and the option price.

An optionee will recognize no income on the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the optionee will recognize ordinary taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the nonqualified option will be treated generally as capital gain or loss.

No deduction is available to us upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so purchased before the applicable holding period expires), whereas upon exercise of a nonqualified stock option, we are entitled to a deduction in an amount equal to the income recognized by the optionee. Except with respect to death or disability of an optionee, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment at exercise. An option exercised more than three months after an optionee’s termination of employment (other than upon death or disability) cannot qualify for the tax treatment accorded incentive stock options; such options would be treated as nonqualified stock options instead.

Restricted Stock. A participant generally recognizes no taxable income at the time of an award of restricted stock. A participant may, however, make an election under Section 83(b) of the Code to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation or depreciation in the value of the shares of stock granted may be taxed as capital gain or loss on a subsequent sale of the shares. If the participant does not make a Section 83(b) election, the grant will be taxed as compensation income at the full fair market value on the date the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid to the participant on the shares of restricted stock will generally be compensation income to the participant and deductible by us as compensation expense. In general, we will receive an income tax deduction for any compensation income taxed to the participant. To the extent a participant realizes capital gains, as described above, we will not be entitled to any deduction for federal income tax purposes.

Restricted Stock Units. A participant who is granted a restricted stock unit will recognize no income upon grant of the restricted stock unit. At the time the underlying shares of common stock (or cash in lieu thereof) are delivered to a participant, the participant will recognize compensation income equal to the full fair market value of the shares received. We will be entitled to an income tax deduction corresponding to the compensation income recognized by the participant.

Performance Share or Performance Unit Awards. A participant who is granted a performance share or a performance unit award will recognize no income upon grant of the performance share or a performance unit award. At the time the common stock is received as payment in respect of a performance share or performance unit award, the participant will recognize compensation income equal to the fair market value of the shares received. We will be entitled to an income tax deduction corresponding to the compensation income recognized by the participant.

Certain Tax Code Limitations on Deductibility. Section 162(m) of the Code provides that certain compensation received in any year by a “covered employee” in excess of $1,000,000 is non-deductible by us for federal income tax purposes. Section 162(m) provides an exception, however, for “performance-based compensation.” The 2016 LTIP permits the Compensation Committee to structure grants and awards made under the 2016 LTIP to “covered employees” as performance-based compensation that is exempt from the limitation of Section 162(m) of the Code. However, the Compensation Committee may award compensation that is or may

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become non-deductible, and expects to consider whether it believes such grants are in our best interest, balancing tax efficiency with long-term strategic objectives.

Section 409A. Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant’s income. We intend to structure awards under the 2016 LTIP in a manner that is designed to be exempt from or comply with Section 409A of the Code.

Change in Control. The acceleration of the exercisability or the vesting of a grant or award upon the occurrence of a change in control may result in an “excess parachute payment” within the meaning of Section 280G of the Code. A “parachute payment” occurs when an employee receives payments contingent upon a change in control that exceed an amount equal to three times his or her “base amount.” The term “base amount” generally means the average annual compensation paid to such employee during the five-year period preceding the change in control. An “excess parachute payment” is the excess of all parachute payments made to the employee on account of a change in control over the employee’s base amount. If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and we are denied a deduction with respect to such excess payment.

New Plan Benefits

The benefits that will be received under the 2016 LTIP by particular individuals or groups are not determinable at this time. Awards granted under the 2016 LTIP are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them. No awards or grants have been made under the 2016 LTIP that are contingent on stockholder approval of the 2016 LTIP. However, if the 2016 LTIP is approved by the stockholders, 1,302,531 shares subject to restricted stock units and performance shares outstanding as of December 31, 2015 granted under the 2014 LTIP or 2009 LTIP may be settled using shares approved for issuance under the 2016 LTIP.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance (3)
Equity compensation plans approved by security holders	10,551,185	$12.76	0
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	10,551,185	$12.76	0

(1)

As of December 31, 2015, there were approximately 10,551,185 securities to be issued upon exercise or vesting of outstanding options, restricted stock units, performance shares or performance units. This number does not include 321,407 securities issued and outstanding as restricted stock awards, which were issued from McDermott’s treasury stock balance. In addition, there are 1,302,531 shares subject to restricted stock units and performance shares outstanding as of December 31, 2015 granted under the 2014 LTIP or 2009 LTIP that may be settled in cash or by using shares authorized for issuance under the 2016 LTIP. If the 2016 LTIP is not approved, these awards will be settled in cash. Additionally, this number includes 419,979 performance shares that as of March 4 and 5, 2016 expired unearned. The award agreements for the restricted stock units granted in 2014 and 2015, and the performance units granted in 2015 provide that the awards may be settled in shares, cash equal to the fair market value of the shares otherwise deliverable on the vesting date, or any combination thereof in the sole discretion of the Compensation Committee.

(2)	The weighted-average price reflects only the weighted-average price of stock options outstanding.
(3)

Based on the number of shares remaining available for issuance pursuant to awards under the 2014 LTIP, 1,302,531 shares subject to restricted stock units and performance shares outstanding as of December 31, 2015 may be settled in cash or by using shares authorized for issuance under the 2016 LTIP. The award agreements for the restricted stock units granted in 2014 and 2015, and the performance units granted in 2015 provide that the awards may be settled in shares, cash equal to the fair market value of the shares otherwise deliverable on the vesting date, or any combination thereof in the sole discretion of the Compensation Committee.

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Further Management Proposals

Recommendation and Vote Required

Our Board of Directors unanimously recommends a vote “FOR” approval of this proposal. The proxy holders will vote all proxies received for approval of this proposal unless instructed otherwise. Our directors have an interest in and may benefit from the adoption of this proposal because they are eligible to receive awards under the 2016 LTIP. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote and actually voting on this proposal at the Annual Meeting. In general, brokers do not have discretionary authority on proposals relating to equity compensation plans. Therefore, absent instructions from you, your broker may not vote your shares on this proposal. Broker non-votes and abstentions will have no effect on the vote.

Our Board of Directors recommends that stockholders vote “FOR” the approval of the 2016 LTIP.

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STOCK OWNERSHIP INFORMATION

Security Ownership of Directors and Executive Officers

The following table sets forth the number of shares of our common stock beneficially owned as of February 29, 2016 by each director or nominee as a director, and each NEO and all our directors and executive officers as a group, including shares that those persons have the right to acquire within 60 days on the exercise of stock options and the vesting of restricted stock units.

Name	Shares that may be Acquired on Stock Option Exercise (1)	Shares that may be Acquired on the Vesting of RSUs (2)	Shares held in Thrift Plan (3)	Total Shares Beneﬁcially Owned (4)
Stephen L. Allen	—	33,499	—	45,364
John F. Bookout, III	6,105	—	—	306,015
Roger A. Brown	3,488	—	—	116,711
Hugh Cuthbertson	31,625	31,771	—	106,247
David Dickson	—	349,319	—	776,844
Tony Duncan(5)	12,314	193,802	—	266,180
Stephen G. Hanks	—	—	—	82,529
Liane K. Hinrichs	187,266	81,512	2,886	493,854
Erich Kaeser	—	—	—	7,728
Gary P. Luquette	—	—	—	50,470
William H. Schumann, III	—	—	—	80,767
Mary Shafer-Malicki	—	—	—	72,699
Stuart A. Spence	—	59,347	—	121,526
David A. Trice	—	—	—	102,074
All directors and executive ofﬁcers as a group (19 persons)	282,074	890,246	3,777	2,878,120

(1)

This column includes shares of common stock that the director or NEO has the right to acquire within 60 days on the exercise of stock options. As of February 29, 2016, the share price of our common stock ($3.30) did not exceed the strike price of any of the stock option awards in this column.

(2)

This column includes shares of common stock that the NEO has the right to acquire within 60 days on the vesting of restricted stock units. This column does not take into account shares to be withheld for taxes on the vesting of the restricted stock units.

(3)	This column includes shares of common stock held in the NEO’s McDermott Thrift Plan account.
(4)

Shares beneficially owned by each individual in all cases constituted less than one percent of the outstanding shares of common stock on February 29, 2016, as determined in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. Shares beneficially owned by all directors and executive officers as a group constituted approximately 1.2% of the outstanding shares of common stock on February 29, 2016.

(5)	The number of shares reported as beneficially owned by Mr. Duncan is as of his November 10, 2015 resignation date.

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Stock Ownership Information

Security Ownership of Certain Beneficial Owners

The following table furnishes information concerning all persons known by us to beneficially own 5% or more of our outstanding shares of common stock as of February 29, 2016, which is our only class of voting stock outstanding:

Title of Class	Name and Address of Beneﬁcial Owner	Amount and Nature of Beneﬁcial Ownership		Percent of Class(1)
Common Stock	Fairpointe Capital LLC One N. Franklin, Suite 3300 Chicago, IL 60606	23,924,791	(2)	10.01%
Common Stock	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	17,937,935	(3)	7.50%
Common Stock	BlackRock, Inc. 55 East 52nd Street New York, NY 10055	13,687,573	(4)	5.73%

(1)	Percent is based on outstanding shares of our common stock on February 29, 2016.
(2)

As reported on a Schedule 13G/A filed with the SEC on February 10, 2016. The Schedule 13G/A reports beneficial ownership of 23,924,791 shares, sole voting power over 23,177,153 shares, sole dispositive power over 23,450,391 shares and shared dispositive power over 474,400 shares.

(3)

As reported on a Schedule 13G/A filed with the SEC on February 10, 2016. The Schedule 13G/A reports beneficial ownership of 17,937,935 shares, sole voting power over 299,144 shares, shared voting power over 10,900 shares, sole dispositive power over 17,640,591 shares and shared dispositive power over 297,344 shares.

(4)

As reported on a Schedule 13G/A filed with the SEC on January 26, 2016. The Schedule 13G/A reports beneficial ownership of 13,687,573 shares, sole voting power over 13,106,422 shares and sole dispositive power over 13,687,573 shares. The Schedule 13G/A further reports that various subsidiaries of Blackrock, Inc. beneficially own shares reported on by the filing and lists those subsidiaries.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC and the NYSE. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms furnished to us, or written representations that no forms were required, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2015.

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OTHER INFORMATION

Questions and Answers About the Annual Meeting of Stockholders and Voting

What is the purpose of these proxy materials?

As more fully described in the Notice, the Board of Directors of McDermott has made these materials available to you in connection with our 2016 Annual Meeting of Stockholders, which will take place on April 29, 2016 at 10:00 a.m., local time (the “Annual Meeting” or “Meeting”). We mailed the Notice to our stockholders beginning on March 18, 2016, and our proxy materials were posted on the Web site referenced in the Notice on that same date.

McDermott, on behalf of its Board of Directors, is soliciting your proxy to vote your shares at the 2016 Annual Meeting of Stockholders. We solicit proxies to give all stockholders of record an opportunity to vote on matters that will be presented at the Annual Meeting. In this proxy statement you will find information on these matters, which is provided to assist you in voting your shares.

Who will pay for the cost of this proxy solicitation?

We will bear all expenses incurred in connection with this proxy solicitation, which we expect to conduct primarily by mail. We have engaged Georgeson to assist in the solicitation for a fee that will not exceed $12,500, plus out-of-pocket expenses. In addition, our officers and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be separately compensated. If your shares are held through a broker or other nominee (i.e., in “street name”) and you have requested printed versions of these materials, we have requested that your broker or nominee forward this proxy statement to you and obtain your voting instructions, for which we will reimburse them for reasonable out-of-pocket expenses. If your shares are held through the McDermott Thrift Plan and you have requested printed versions of these materials, the trustee of that plan has sent you this proxy statement and you can instruct the trustee on how to vote your plan shares.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors selected February 29, 2016 as the record date for determining stockholders entitled to vote at the Annual Meeting. This means that if you owned McDermott common stock on the Record Date, you may vote your shares on the matters to be considered by our stockholders at the Annual Meeting.

There were 239,031,053 shares of our common stock outstanding on the Record Date. Each outstanding share of common stock entitles its holder to one vote on each matter to be acted on at the meeting.

Who may attend the Annual Meeting?

Attendance at the meeting is limited to stockholders and beneficial owners as of the record date or duly appointed proxies. No guests will be admitted, except for guests invited by McDermott. Registration will begin at 9:00 a.m., and the meeting will begin promptly at 10:00 a.m. If your shares are held in “street name” through a broker, bank, trustee or other nominee, you are a beneficial owner, and beneficial owners will need to show proof of beneficial ownership, such as a copy of a brokerage account statement, reflecting stock ownership as of the Record Date in order to be admitted to the meeting. If you are a proxy holder for a stockholder, you will need to bring a validly executed proxy naming you as the proxy holder, together with proof of record ownership of the stockholder naming you as proxy holder. Please note that you may be asked to present valid photo identification, such as a valid driver’s license or passport, when you check in for registration. No cameras, recording equipment or other electronic devices will be allowed to be brought into the meeting room by stockholders or beneficial owners.

What is the difference between holding shares as a stockholder of record and as a beneficial owner through a brokerage account or other arrangement with a holder of record?

If your shares are registered in your name with McDermott’s transfer agent and registrar, Computershare Trust Company, N.A., you are the “stockholder of record” of those shares. The Notice and the proxy materials have been provided or made available directly to you by McDermott.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” but not the holder of record of those shares, and the Notice and the proxy materials have been forwarded to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.

How do I cast my vote?

Most stockholders can vote by proxy in three ways:

•
by Internet at www.proxyvote.com;

•
by telephone; or

•
by mail.

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Other Information

If you are a stockholder of record, you can vote your shares in person at the Annual Meeting or vote now by giving us your proxy via Internet, telephone or mail. You may give us your proxy by following the instructions included in the Notice or, if you received a printed version of these proxy materials, in the enclosed proxy card. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full packet of proxy materials by following the instructions in the Notice. If you vote using either the telephone or the Internet, you will save us mailing expenses.

By giving us your proxy, you will be directing us how to vote your shares at the meeting. Even if you plan on attending the meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the meeting. If you do attend the meeting, you can change your vote at that time, if you then desire to do so.

If you are the beneficial owner of shares, but not the holder of record, you should refer to the instructions provided by your broker or nominee for further information. The broker or nominee that holds your shares has the authority to vote them, absent your approval, only as to matters for which they have discretionary authority under the applicable NYSE rules. Neither the election of directors, the advisory vote to approve named executive officer compensation, the approval of the 2016 EICP nor the approval of the 2016 LTIP are considered routine matters. That means that brokers may not vote your shares with respect to those matters if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker.

If you received a printed version of these proxy materials, you should have received a voting instruction form from your broker or nominee that holds your shares. For shares of which you are the beneficial owner but not the holder of record, follow the instructions contained in the Notice or voting instruction form to vote by Internet, telephone or mail. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full packet of proxy materials as instructed by the Notice. If you want to vote your shares in person at the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should contact your broker or nominee or refer to the instructions provided by your broker or nominee for further information. Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

Why did I receive more than one Notice or proxy statement and proxy card or voting instruction form?

You may receive more than one Notice, proxy statement, proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those shares of common stock held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to each of your accounts in order to vote all your shares.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you may change your vote by written notice to our Corporate Secretary, by granting a new proxy before the Annual Meeting or by voting in person at the Annual Meeting. Unless you attend the meeting and vote your shares in person, you should change your vote before the meeting using the same method (by Internet, telephone or mail) that you first used to vote your shares. That way, the inspectors of election for the meeting will be able to verify your latest vote.

If you are the beneficial owner, but not the holder of record, of shares, you should follow the instructions in the information provided by your broker or nominee to change your vote before the meeting. If you want to change your vote as to shares of which you are the beneficial owner by voting in person at the Annual Meeting, you must obtain a valid proxy from the broker or nominee that holds those shares for you.

What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker or other holder of record, you must instruct the broker or other holder of record how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker or other holder of record can include your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE.

For this Annual Meeting, if you are a beneficial owner whose shares are held by a broker or other holder of record, your broker or other holder of record has discretionary voting authority under NYSE rules to vote your shares on the ratification of Deloitte & Touche LLP, even if it has not received voting instructions from you. However, such holder does not have discretionary authority to vote on the election of directors, the advisory vote to approve named executive officer compensation, the approval of the 2016 EICP or the approval of the 2016 LTIP without instructions from you, in which case a broker non-vote will result and your shares will not be voted on those matters.

What is the quorum for the Annual Meeting?

The Annual Meeting will be held only if a quorum exists. The presence at the meeting, in person or by proxy, of holders of a majority of our outstanding shares of common stock as of the Record Date will constitute a quorum. If you attend the meeting or vote your shares by Internet, telephone or mail, your shares will be counted toward a quorum, even if you abstain from voting on a

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Other Information

particular matter. Broker non-votes will be treated as present for the purpose of determining a quorum.

Which items will be voted on at the Annual Meeting?

At the Annual Meeting, we are asking you to vote on the following:

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the election of John F. Bookout, III, Roger A. Brown, David Dickson, Stephen G. Hanks, Erich Kaeser, Gary P. Luquette, William H. Schumann, III, Mary L. Shafer-Malicki and David A. Trice to our Board of Directors, each for a term of one year;

•
the advisory vote to approve named executive officer compensation;

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the ratification of our Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016

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the approval of the 2016 EICP; and

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the approval of the 2016 LTIP.

We are not aware of any other matters that may be presented or acted on at the Annual Meeting. If you vote by signing and returning the enclosed proxy card or using the telephone or Internet voting procedures, the individuals named as proxies on the card may vote your shares, in their discretion, on any other matter requiring a stockholder vote that comes before the meeting.

What are the Board’s voting recommendations?

For the reasons set forth in more detail previously in this proxy statement, our Board recommends a vote:

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FOR the election of each director nominee;

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FOR the advisory vote to approve named executive officer compensation;

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FOR the ratification of our Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016;

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FOR the approval of the 2016 EICP; and

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FOR the approval of the 2016 LTIP.

What are the voting requirements to elect the Directors and to approve each of the proposals discussed in this proxy statement?

Each proposal requires the affirmative vote of a majority of our outstanding shares present in person or represented by proxy at the meeting and entitled to vote and actually voting on the matter. Because votes withheld in the election of any director, abstentions and broker non-votes are not actual votes with respect to a proposal, they will have no effect on the outcome of the vote on any proposal.

Our Corporate Governance Guidelines provide that, in an uncontested election of directors, the Board expects any incumbent director nominee who does not receive “FOR” votes by a majority of shares present in person or by proxy and entitled to vote and either voting “FOR” or registering a decision to withhold a vote with respect to the election of such director to promptly tender his or her resignation to the Governance Committee, subject to acceptance by our Board. Any shares subject to broker non-votes shall not be considered in making any determination pursuant to the immediately preceding sentence. The Governance Committee will then make a recommendation to the Board with respect to the director nominee’s resignation and the Board will consider the recommendation and take appropriate action within 120 days from the date of the certification of the election results.

What happens if I do not specify a choice for a proposal when returning a proxy or do not cast my vote?

You should specify your choice for each proposal on your proxy card or voting instruction form. Shares represented by proxies will be voted in accordance with the instructions given by the stockholders.

If you are a stockholder of record and your proxy card is signed and returned without voting instructions, it will be voted according to the recommendations of our Board. If you do not return your proxy card or cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

If you are the beneficial owner, but not the holder of record, of shares and fail to provide voting instructions, your broker or other holder of record is permitted to vote your shares on the ratification of Deloitte as our independent registered public accounting firm. However, absent instructions from you, your broker or other holder of record may not vote on the election of directors, the advisory vote to approve named executive officer compensation, the approval of the 2016 EICP or the approval of the 2016 LTIP, and no votes will be cast on your behalf for those matters.

Is my vote confidential?

All voted proxies and ballots will be handled in a manner intended to protect your voting privacy as a stockholder. Your vote will not be disclosed except:

•
to meet any legal requirements;

•
in limited circumstances such as a proxy contest in opposition to our Board of Directors;

•
to permit independent inspectors of election to tabulate and certify your vote; or

•
to respond to your written comments on your proxy card.

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Other Information

Stockholders’ Proposals

Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2017 Annual Meeting must send notice of the proposal to our Corporate Secretary at our principal executive office no later than November 18, 2016. If you make such a proposal, you must provide your name, address, the number of shares of common stock you hold of record or beneficially, the date or dates on which such common stock was acquired and documentary support for any claim of beneficial ownership.

In addition, any stockholder who intends to submit nominees for election as directors or a proposal for consideration at our 2017 Annual Meeting, in each case not for inclusion in our proxy materials, must notify our Corporate Secretary. Under our By-Laws, such notice must (1) be received at our executive offices no earlier than October 31, 2016 or later than December 30, 2016, and (2) satisfy specified requirements. A copy of the pertinent By-Law provisions can be found on our Web site at www.mcdermott.com at “INVESTORS — Corporate Governance.”

By Order of the Board of Directors,

LIANE K. HINRICHS
Secretary

Dated: March 18, 2016

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APPENDIX A

MCDERMOTT INTERNATIONAL, INC.
2016 EXECUTIVE INCENTIVE COMPENSATION PLAN
(As Established February 26, 2016)

1. Plan. This McDermott International, Inc. 2016 Executive Incentive Compensation Plan (this “Plan”) was adopted by McDermott International, Inc., a Panamanian corporation (the “Company”), to incentivize certain employees of the Company, its Subsidiaries or Affiliated Companies by enabling them to receive performance-based cash compensation.

2. Objectives. This Plan is designed to attract and retain employees of the Company, its Subsidiaries and its Affiliated Companies and to stimulate the active interest of such persons in the development and financial success of the Company, its Subsidiaries and its Affiliated Companies. These objectives are to be accomplished by making cash awards under this Plan based on the achievement of certain performance goals. All awards payable under this Plan to Executive Officers are intended to be deductible by the Company under Section 162(m) (as such terms are defined below).

3. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

“Affiliated Company” means any corporation, joint venture, or other legal entity in which the Company, directly or indirectly, through one or more Subsidiaries, owns less than fifty percent but at least twenty percent of its voting control.

“Award Agreement” means (i) any written agreement (including in electronic form) between the Company and a Participant or (ii) any resolution of the Committee, in either case setting forth the terms, conditions and limitations applicable to a Performance Cash Award.

“Board” means the board of directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board, any successor committee thereto, such other committee of the Board as may be designated by the Board to administer this Plan including any subcommittee of the Board as designated by the Board.

“Disability” means permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or if there is no such plan applicable to the Participant, “Disability” means a determination of total disability by the Social Security Administration; provided that, in either case, the Participant’s condition also qualifies as a “disability” for purposes of Section 409A with respect to an Award subject to Section 409A.

“Employee” means an employee of the Company or any of its Subsidiaries or Affiliated Companies.

“Executive Officer” means a “covered employee” within the meaning of Section 162(m)(3) or any other executive officer designated by the Committee for purposes of exempting compensation payable under this Plan from the deduction limitations of Section 162(m).

“Participant” means an Employee to whom a Performance Cash Award has been made under this Plan.

“Performance Cash Award” or “Award” means the grant of any award to a Participant pursuant to such applicable terms, conditions and limitations as the Committee may establish in accordance with the objectives of this Plan, which award is subject to the attainment of one or more Performance Goals.

“Performance Goal” means a standard established by the Committee, to determine in whole or in part whether a Performance Cash Award shall be earned.

“Section 162(m)” means Section 162(m) of the Code and any Treasury Regulations and guidance promulgated thereunder.

“Section 409A” means Section 409A of the Code and any Treasury Regulations and guidance promulgated thereunder.

“Separation from Service,” with respect to Awards that are subject to Section 409A, means a Participant’s Termination of Employment with the Company and any of its Subsidiaries or Affiliated Companies, other than by reason of death or Disability, that qualifies as a ‘separation from service’ for purposes of Section 409A. A Separation from Service will be deemed to occur where the Participant and the Company, its Subsidiary or its Affiliated Company reasonably anticipate that the bona fide level of services the Participant will perform (whether as an employee or as an independent contractor) will be permanently reduced to a level that is 49% or less of the average level of bona fide services the Participant performed during the immediately preceding 36 months (or the entire period the Participant has provided services if the Participant has been providing services to the Company and any of its Subsidiaries or Affiliated Companies for less than 36 months).

“Subsidiary” means any corporation, joint venture or other legal entity in which the Company, directly or indirectly, owns more than fifty percent (50%) of its voting control.

“Termination of Employment” means the termination of a Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliated Companies. Unless otherwise determined by the Committee, if a Participant’s employment with the

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Company, its Subsidiaries or its Affiliated Companies terminates but such Participant continues to provide services to the Company, its Subsidiaries or its Affiliated Companies in a non-employee capacity, such change in status shall not be deemed a Termination of Employment. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company, its Subsidiaries and its Affiliated Companies do not constitute a Termination of Employment. If an Award is subject to Section 409A, however, Termination of Employment for purposes of that Award shall mean the Participant’s Separation from Service.

4. Eligibility. All Employees are eligible for Performance Cash Awards under this Plan in the sole discretion of the Committee.

5. Administration.

(a) Authority of the Committee. This Plan shall be administered by the Committee, which shall have the powers vested in it by the terms of this Plan, such powers to include the authority (within the limitations described in this Plan):

•
to select the Employees to be granted Performance Cash Awards under this Plan;

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to determine the terms of Performance Cash Awards to be made to each Participant;

•
to determine the time when Performance Cash Awards are to be granted and any conditions that must be satisfied before a Performance Cash Award is granted;

•
to establish objectives and conditions for earning Performance Cash Awards;

•
to determine the terms and conditions of Award Agreements (which shall not be inconsistent with this Plan) and, if required, who must sign each Award Agreement;

•
to determine whether the conditions for earning a Performance Cash Award have been met and whether a Performance Cash Award will be paid at the end of an applicable performance period;

•
except as otherwise provided in paragraph 10, to modify the terms of Performance Cash Awards made under this Plan;

•
to determine if, when and under what conditions payment of all or any part of a Performance Cash Award may be deferred;

•
to determine whether the amount or payment of a Performance Cash Award should be reduced or eliminated;

•
to determine the guidelines and/or procedures for the payment of Performance Cash Awards;

•
to determine whether a Performance Cash Award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether a Performance Cash Award granted to an Executive Officer should qualify as performance-based compensation within the meaning of Section 162(m);

•
to interpret and administer this Plan any instrument or agreement relating to, or Award made under this Plan;

•
to establish, amend, suspend, or waive such rules and guidelines;

•
to appoint such agents as it shall deem appropriate for the proper administration of this Plan; and

•
to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Performance Cash Award in the manner and to the extent the Committee deems necessary or desirable to further Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole discretion and shall be final, conclusive and binding on all parties concerned.

(b) Limitation of Liability. No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 6 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

6. Delegation of Authority. Except with respect to matters under Section 162(m) that are required to be determined or established by the Committee to qualify Performance Cash Awards to Executive Officers as qualified “performance-based compensation” the Committee may delegate to the Chief Executive Officer and to other senior officers of the Company or to such other committee of the Board its duties under this Plan pursuant to such conditions or limitations as the Committee may establish.

7. Performance Cash Awards.

(a) The Committee shall determine the type or types of Performance Cash Awards to be made under this Plan and shall designate from time to time the Participants who are to be the recipients of such Performance Cash Awards. Each Performance Cash Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion. All or part of a Performance Cash Award may be subject to conditions established by the Committee, which may

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include, but are not limited to, continuous service with the Company and its Subsidiaries. Except as otherwise provided in paragraph 13, upon the termination of employment by a Participant, any deferred, unvested or unpaid Performance Cash Awards shall be treated as set forth in the applicable Award Agreement.

The terms, conditions and limitations applicable to any Performance Cash Awards granted to Participants pursuant to this Plan shall be determined by the Committee, subject to the limitations specified below. The Committee shall set Performance Goals in its sole discretion which, depending on the extent to which they are met, will determine the amount of Performance Cash Awards that will be paid out to the Participant.

(i) Nonqualified Performance Cash Awards. Performance Cash Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

(ii) Qualified Performance Cash Awards. Performance Cash Awards granted to Executive Officers under this Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) shall be paid on account of the attainment of one or more pre-established, objective Performance Goals established and administered by the Committee in accordance with Section 162(m) prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to an Executive Officer, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following and need not be the same for each Executive Officer:

•
revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales and earnings per share);

•
expense measures (which include costs of goods sold, sales, general and administrative expenses and overhead costs);

•
operating measures (which include volume, margin, breakage and shrinkage, productivity and market share);

•
cash flow measures (which include net cash flow from operating activities and working capital);

•
liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, cash flow and free cash flow);

•
leverage measures (which include equity ratio and net debt);

•
market measures (including those relating to market price, stock price, total shareholder return and market capitalization measures);

•
return measures (which include return on equity, return on assets, cash flow return on assets, cash flow return on capital, cash flow return on equity, return on capital and return on invested capital);

•
corporate value measures (which include compliance, safety, environmental and personnel matters); and

•
other measures such as those relating to acquisitions, dispositions or customer satisfaction.

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo, performance relative to a peer group determined by the Committee or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and qualified Performance Cash Awards, it is the intent of this Plan to comply with Section 162(m), including, without limitation, Treasury Regulation §1.162-27(e)(2)(i), as to grants to Executive Officers and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to qualified Performance Cash Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any qualified Performance Cash Awards made pursuant to this Plan shall be determined by the Committee to the extent permitted under Section 162(m). Unless an Award Agreement provides to contrary, the Committee reserves the right in its sole discretion to reduce the amount payable pursuant to a Performance Cash Award to any lesser amount, including zero.

(b) The Committee shall adjust the Performance Goals (either up or down) and the level of the Performance Cash Award that a Participant may earn under this Plan, to the extent permitted pursuant to Section 162(m), if it determines that the occurrence of external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced the Company’s ability to meet them, including without limitation, events such as material acquisitions, changes in the capital structure of the Company, and extraordinary accounting changes. In addition, Performance Goals and Performance Cash Awards shall be calculated without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after such Performance Goals are established. Further, in the event a period of service to which a Performance Goal relates is less than 12 months, the Committee shall have the right, in

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its sole discretion, to adjust the Performance Goals and the level of Performance Cash Award opportunity.

(c) Notwithstanding anything to the contrary contained in this Plan, the amount payable to a Participant under this Plan in respect of any one-year period shall not exceed $3,000,000.

8. Performance Cash Award Payment.

(a) General. With the approval of the Committee and subject to paragraph 8(b), payment of Performance Cash Awards shall be made in the form of cash and shall be paid on or before March 15th of the year following the year in which Performance Goals are achieved. The payment of a Performance Cash Award may include such restrictions as the Committee shall determine.

(b) Deferral. If permitted by the Committee, amounts payable in respect of Performance Cash Awards may be deferred and paid in accordance with the terms of the Company’s Director and Executive Deferred Compensation Plan (or any successor or similar plan), subject to the terms and conditions of such plan as it may be amended from time to time.

9. Taxes. The Company shall have the right to deduct applicable taxes from any Performance Cash Award payment and withhold, at the time of delivery or vesting of cash under this Plan, an appropriate amount of cash for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes.

10. Amendment, Modification, Suspension or Termination. The Board or the Committee may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would materially adversely affect the rights of any Participant under any Performance Cash Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements.

11. Assignability. Unless otherwise determined by the Committee in the Award Agreement, no Performance Cash Award or any other benefit under this Plan shall be assignable or otherwise transferable. Any attempted assignment of a Performance Cash Award or any other benefit under this Plan in violation of this paragraph 11 shall be null and void.

12. Adjustments. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to Performance Cash Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its sole discretion, (i) to provide for the substitution of a new Performance Cash Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for a Performance Cash Award or the assumption of the Performance Cash Award, (ii) to provide, prior to the transaction, for the acceleration of the vesting of the Performance Cash Award or (iii) to cancel any such Performance Cash Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion.

13. Forfeiture; Clawback Policy. An Award Agreement may provide that any or all Awards, including vested Awards, shall be forfeited, and a Participant shall be obligated to repay gains previously realized from Awards upon any event or condition established by the Committee. The Committee shall have the right to suspend any and all rights or benefits a Participant may have under an Award Agreement pending its investigation and final determination with regard to possible forfeiture or repayment events. Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company in accordance with applicable law, as amended or superseded from time to time.

14. Unfunded Plan. This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a Performance Cash Award of cash or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

15. Section 409A of the Code. It is intended that the payment of Performance Cash Awards under this Plan shall satisfy the short-term deferral exclusion from Section 409A, unless deferred in accordance with paragraph 8(b) in which case the Performance Cash Award shall be subject to the terms of the applicable of the Company’s Director and Executive Deferred Compensation Plan or other deferral plan, which is designed to be in compliance with Section 409A.

16. Governing Law. Except to the extent preempted by U.S. federal law, the terms and provisions of this Plan shall be construed in accordance with the laws of the State of Texas, other than any conflicts of laws provisions thereof which would result in the application of the laws of any other jurisdiction.

17. No Right to Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, a Subsidiary or an Affiliated

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Company to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company, any Subsidiary or any Affiliated Company.

18. Tax Consequences. Nothing in this Plan or an Award Agreement shall constitute a representation by the Company to an Employee regarding the tax consequences of any Performance Cash Award received by an Employee under this Plan. Although the Company may endeavor to (i) qualify a Performance Cash Award for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment (e.g. under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or unavoidable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Performance Cash Awards under this Plan.

19. Successors. All obligations of the Company under this Plan with respect to Performance Cash Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

20. Effectiveness. This Plan was established effective February 26, 2016.

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APPENDIX B

2016 MCDERMOTT INTERNATIONAL, INC.
LONG-TERM INCENTIVE PLAN

ARTICLE 1
Establishment, Objectives and Duration

1.1 Establishment of the Plan. McDermott International, Inc., a corporation organized and existing under the laws of the Republic of Panama (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the 2016 McDermott International, Inc. Long-Term Incentive Plan (hereinafter referred to as this “Plan”), as set forth in this document. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units (each as hereinafter defined). Subject to approval by the Company’s stockholders, this Plan shall become effective as of April 29, 2016 (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2 Objectives. This Plan is designed to promote the success and enhance the value of the Company by linking the personal interests of Participants (as hereinafter defined) to those of the Company’s stockholders, and by providing Participants with an incentive for outstanding performance. This Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the employment and/or services of Participants.

1.3 Duration. This Plan, as amended and restated, shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors (as hereinafter defined) to amend or terminate this Plan at any time pursuant to Article 15 hereof, until all Shares (as hereinafter defined) subject to it shall have been purchased or acquired according to this Plan’s provisions; provided, however, that in no event may an Award (as hereinafter defined) be granted under this Plan on or after April 29, 2026.

ARTICLE 2
Definitions

As used in this Plan, the following terms shall have the respective meanings set forth below:

2.1 “Award” means a grant under this Plan of any Nonqualified Stock Option, Incentive Stock Option, Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit.

2.2 “Award Agreement” means an agreement entered into by the Company and a Participant, setting forth the terms and provisions applicable to an Award granted under this Plan.

2.3 “Award Limitations” has the meaning ascribed to such term in Section 4.2.

2.4 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6 “Change in Control” means the occurrence or existence of any of the following facts or circumstances after the Effective Date:

(a) any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding voting securities;

(b) within any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new Directors (other than a Director designated by a Person who has entered into an agreement with the Company to effect any transaction described in Clause (a), (c), (d) or (e) of this Section 2.6) whose election by the Board or nomination for election by the stockholders of the Company, was approved by a vote of at least two-thirds (2/3) of the Directors, then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

(c) a merger or consolidation of the Company, with any other corporation or other entity has been consummated, other than a merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at

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least fifty percent (50%) of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such merger or consolidation;

(d) the stockholders of the Company approve a plan of complete liquidation of the Company;

(e) the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than to an entity that is under common control with the Company or to an entity for which at least fifty percent (50%) of the combined voting power of its voting securities outstanding immediately after such sale or disposition are owned or controlled by the stockholders of the Company immediately prior to such sale or disposition; or

(f) within one year following the consummation of a merger or consolidation transaction involving the Company (whether as a constituent corporation, the acquiror, the direct or indirect parent entity of the acquiror, the entity being acquired, or the direct or indirect parent entity of the entity being acquired), as a result of which the voting securities of the Company outstanding immediately prior thereto continue to represent more than fifty percent (50%) but less than fifty-five percent (55%) of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such merger or consolidation (a “Merger of Equals”):  (i) individuals who, at the time of the execution and delivery of the definitive agreement pursuant to which such transaction has been consummated by the parties thereto (a “Definitive Transaction Agreement”) (or, if there are multiple such agreements relating to such Merger of Equals, the first time of execution and delivery by the parties to any such agreement) (the “Execution Time”), constituted the Board cease, for any reason (excluding death, disability or voluntary resignation but including any such voluntary resignation effected in accordance with any Definitive Transaction Agreement), to constitute a majority of the Board; or (ii) the individual who, at the Execution Time, served as the Chief Executive Officer of the Company does not, for any reason (excluding as a result of death, disability or voluntary termination but including any such voluntary termination effected in accordance with any Definitive Transaction Agreement), serve as the Chief Executive Officer of the Company or, if the Company does not continue as a registrant with a class of equity securities registered pursuant to Section 12(b) of the Exchange Act, as the Chief Executive Officer of a corporation or other entity that is (A) a registrant with a class of equity securities registered pursuant to Section 12(b) of the Exchange Act and (B) the surviving entity in such Merger of Equals or a direct or indirect parent entity of the surviving entity or the Company following the consummation of such Merger of Equals.

However, in no event shall a “Change in Control” be deemed to have occurred with respect to a Participant if the Participant is part of the purchasing group which consummates a transaction resulting in a Change-in-Control. A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the non-employee continuing Directors).

2.7 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.8 “Committee” means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board to administer this Plan (or the entire Board if so designated by the Board by written resolution), as specified in Article 3 hereof.

2.9 “Company” means McDermott International, Inc., a corporation organized and existing under the laws of the Republic of Panama, and, except where the context otherwise indicates, shall include the Company’s Subsidiaries and, except with respect to the definition of “Change in Control” set forth above and the application of any defined terms used in such definition, any successor to any of such entities as provided in Article 18 hereof.

2.10 “Consultant” means a natural person who is neither an Employee nor a Director and who performs services for the Company or a Subsidiary pursuant to a contract, provided that those services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.11 “Director” means any individual who is a member of the Board of Directors; provided, however, that any member of the Board of Directors who is employed by the Company shall be considered an Employee with respect to Awards made under this Plan.

2.12 “Disability” in the case of an Employee, shall have the meaning ascribed to such term in the Participant’s governing long-term disability plan and, in the case of a Director or Consultant, shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of medical advice that the Committee deems sufficient and competent, from one or more individuals selected by the Committee who are qualified to provide professional medical advice.

2.13 “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

2.14 “Employee” means any person who is employed by the Company.

2.15 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

2.16 “ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

2.17 “Fair Market Value” of a Share shall mean, as of a particular date, (a) if Shares are listed on a national

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securities exchange, the closing sales price per Share on the consolidated transaction reporting system for the principal national securities exchange on which Shares are listed on that date, or, if no such sale is so reported on that date, on the last preceding date on which such a sale was so reported, (b) if no Shares are so listed but are traded on an over-the-counter market, the mean between the closing bid and asked prices for Shares on that date, or, if there are no such quotations available for that date, on the last preceding date for which such quotations are available, as reported by the OTC Markets Group Inc. (or any similar organization or agency succeeding to its function of reporting prices), or (c) if no Shares are publicly traded, the most recent value determined by an independent appraiser appointed by the Company for that purpose.

2.18 “Fiscal Year” means the year commencing January 1 and ending December 31.

2.19 “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 hereof and which is designated as an Incentive Stock Option and is intended to meet the requirements of Code Section 422, or any successor provision.

2.20 “Named Executive Officer” means a Participant who, as of the date of vesting and/or payout of an award is one of the group of “covered employees” as defined in Section 162(m) of the Code and the regulations promulgated thereunder.

2.21 “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 hereof and which is not an Incentive Stock Option.

2.22 “Officer” means an Employee of the Company included in the definition of “Officer” under Section 16 of the Exchange Act and rules and regulations promulgated thereunder or such other Employees who are designated as “Officers” by the Board.

2.23 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.24 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.25 “Participant” means an eligible Officer, Director, Consultant or Employee who has been selected for participation in this Plan in accordance with Section 5.2.

2.26 “Performance-Based Award” means an Award that is designed to qualify for the Performance-Based Exception.

2.27 “Performance-Based Exception” means the performance-based exception from the deductibility limitations of Code Section 162(m).

2.28 “Performance Period” means, with respect to a Performance-Based Award, the period of time during which the performance goals specified in such Award must be met in order to determine the degree of payout and/or vesting with respect to that Performance-Based Award.

2.29 “Performance Share” means an Award designated as such and granted to an Employee, as described in Article 8 hereof.

2.30 “Performance Unit” means an Award designated as such and granted to an Employee, as described in Article 8 hereof.

2.31 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a “group” (as that term is used in Section 13(d)(3) thereof).

2.32 “Prior Plans” means the 2009 McDermott International, Inc. Long-Term Incentive Plan and the 2014 McDermott International, Inc. Long-Term Incentive Plan.

2.33 “Restricted Stock” means an Award designated as such and granted to a Participant pursuant to Article 7 hereof.

2.34 “Restricted Stock Unit” or “RSU” means a contractual promise to distribute to a Participant one Share or cash equal to the Fair Market Value of one Share, determined in the sole discretion of the Committee, which shall be delivered to the Participant upon satisfaction of the vesting and any other requirements set forth in the related Award Agreement.

2.35 “Shares” means the common stock, par value $1.00 per share, of the Company.

2.36 “Subsidiary” means any corporation, partnership, joint venture, affiliate or other entity in which the Company has a majority voting interest.

2.37 “Vesting Period” means the period during which an Award granted hereunder is subject to a service or performance-related restriction, as set forth in the related Award Agreement.

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ARTICLE 3
Administration

3.1 The Committee. This Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

3.2 Authority of the Committee. Except as limited by law or by the Articles of Incorporation or Amended and Restated By-Laws of the Company (each as amended from time to time), the Committee shall have full and exclusive power and authority to take all actions specifically contemplated by this Plan or that are necessary or appropriate in connection with the administration hereof and shall also have full and exclusive power and authority to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as the Committee may deem necessary or proper. The Committee shall have full power and sole discretion to: select Officers, Directors, Consultants and Employees who shall be granted Awards under this Plan; determine the sizes and types of Awards; determine the time when Awards are to be granted and any conditions that must be satisfied before an Award is granted; determine the terms and conditions of Awards in a manner consistent with this Plan; determine whether the conditions for earning an Award have been met and whether a Performance-Based Award will be paid at the end of an applicable performance period; determine the guidelines and/or procedures for the payment or exercise of Awards; and determine whether a Performance-Based Award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether a Performance-Based Award granted to an Officer should qualify as performance-based compensation. Notwithstanding Section 4.4, the Committee may, in its sole discretion, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or any Award or otherwise amend or modify any Award in any manner that is either (a) not adverse to the Participant to whom such Award was granted or (b) consented to in writing by such Participant, and (c) consistent with the requirements of Code Section 409A, if applicable. Notwithstanding the foregoing, subject to the provisions of Section 4.3 hereof, the terms of outstanding Awards may not be amended without the approval of the Company’s stockholders so as to (i) reduce the Option Price of any outstanding Option, (ii) cancel any outstanding Option in exchange for cash or other Awards (including substitutions and cash buyouts) or for an Option with an Option Price that is less than the Option Price of the original Option, (iii) permit repurchase from Participants, whether for cash or any other consideration, of any outstanding Options that have an Option Price greater than the then current Fair Market Value of a Share, or (iv) permit the grant of any Option that contains a so-called “reload” feature under which additional Options or other Awards are granted automatically to the Participant upon exercise of the original Option. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further this Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of this Plan. As permitted by law and the terms of this Plan, the Committee may delegate its authority as identified herein.

3.3 Delegation of Authority. To the extent permitted under applicable law, the Board or Committee may delegate to any committee of the Board (including, for the avoidance of doubt, a single-person committee), to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish; provided however, the Committee may not delegate any authority to grant Awards to a Director.

3.4 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons concerned, including the Company, its stockholders, Officers, Directors, Employees, Consultants, Participants and their estates and beneficiaries.

ARTICLE 4
Shares Subject to this Plan

4.1 Number of Shares Available for Grants of Awards. Subject to adjustment as provided below in this Section 4.1 and in Section 4.3 hereof, there is reserved for issuance of Awards under this Plan 12,000,000 Shares (the “Maximum Share Limitation”) all of which shall be available for Incentive Stock Options, as well as any other form of Award. Each Award settled in Shares and each Option shall be counted against the Maximum Share Limitation as one Share. If an Award under this Plan or the Prior Plans expires or is terminated, cancelled or forfeited, the Shares associated with the expired, terminated, cancelled or forfeited Award shall again be available for Awards under this Plan, and the Maximum Share Limitation shall be increased by the same amount as such Shares were counted against the Maximum Share Limitation (under this Plan or the Prior Plans, as applicable). Shares approved pursuant to the Prior Plans which have not been awarded as of the Effective Date will immediately become available for Awards.  Upon shareholder approval of this Plan, no additional grants will be made pursuant to the Prior Plans. In the discretion of the Committee, an award granted under the Prior Plans may be settled in Shares issued pursuant to this Plan, and the Shares subject to such award will be counted against

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the Maximum Share Limitation in the same manner as if such shares had been issued pursuant to the Prior Plans. Shares that are tendered by a Participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an Award other than Options shall become available again for Awards under this Plan. The following Shares shall not become available again for Awards under this Plan:

(i) Shares that are tendered by a Participant or withheld (1) as full or partial payment of minimum withholding taxes related to the exercise or settlement of Options, or (2) as payment for the Option Price of an Option; and

(ii) Shares repurchased in the open market with the proceeds of the payment of the Option Price of an Option.

The foregoing notwithstanding, subject to applicable stock exchange listing requirements, the Maximum Share Limitation shall not be reduced by (x) Shares issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company or, to the extent allowed under applicable law and stock exchange requirements, otherwise a party to a transaction with the Company resulting in an adjustment of shares pursuant to Section 4.3 and (y) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) and such shares shall be available for Awards under this Plan. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against this Plan maximum as it may deem appropriate.

4.2 Limits on Grants in Any Fiscal Year. The following rules (“Award Limitations”) shall apply to grants of Awards under this Plan:

(a) Options. The maximum aggregate number of Shares issuable pursuant to Awards of Options that may be granted in any one Fiscal Year of the Company to any one Participant shall be three million (3,000,000).

(b) Restricted Stock and Restricted Stock Units. The maximum aggregate number of Shares subject to Awards of Restricted Stock and RSUs that may be granted in any one Fiscal Year to any one Participant shall be three million (3,000,000).

(c) Performance Shares. The maximum aggregate number of Shares subject to Awards of Performance Shares that may be granted in any one Fiscal Year to any one Participant shall be three million (3,000,000).

(d) Performance Units. The maximum aggregate cash payout with respect to Performance Units granted in any one Fiscal Year to any one Participant shall be twelve million dollars ($12,000,000), with such cash value determined as of the date of each grant.

(e) Director Awards. The aggregate grant date fair value of Awards to any individual Director, who is not an Employee on the date of grant, in any one Fiscal Year shall not exceed five hundred thousand dollars ($500,000).

4.3 Adjustments in Authorized Shares. The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Shares) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

If there shall be any change in the Shares of the Company or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall adjust, in such manner as it deems equitable, as applicable, the number and kind of Shares that may be granted as Awards under this Plan, the number and kind of Shares subject to outstanding Awards, the exercise or other price applicable to outstanding Awards, the Awards Limitations, the Fair Market Value of the Shares and other value determinations applicable to outstanding Awards; provided, however, that the number of Shares subject to any Award shall always be a whole number. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized, in its sole discretion, to: (a) grant or assume Awards by means of substitution of new Awards, as appropriate, for previously granted Awards or to assume previously granted Awards as part of such adjustment; (b) make provision, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, Awards and the termination of Options that remain unexercised at the time of such transaction; (c) provide for the acceleration of the vesting and exercisability of Options and the cancellation thereof in exchange for such payment as the Committee, in its sole discretion, determines is a reasonable approximation of the value thereof; (d) cancel any Awards and direct the Company to deliver to the Participants who are the holders of such Awards cash in an amount that the Committee shall determine in its sole discretion is equal to the fair market value of such Awards as of the date of such event, which, in the case of any Option, shall be the amount equal to the excess of the Fair Market Value of a Share as of such date over the per-share Option Price for such Option (for the avoidance of doubt, if such Option Price is less than such Fair Market Value, the Option may be canceled for no consideration); or (e) cancel Awards that are Options and give the

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Participants who are the holders of such Awards notice and opportunity to exercise prior to such cancellation.

4.4 Minimum Vesting. Subject to Section 4.3 hereof, other than in the event of an earlier death or Disability, all Awards to Employees shall have a minimum Vesting Period of one year from the date of its grant; provided, however, that Awards with respect to up to five percent (5%) of the Shares authorized for grant pursuant to this Plan may have a Vesting Period of less than one year.

ARTICLE 5
Eligibility and Participation

5.1 Eligibility. Persons eligible to participate in this Plan include all Officers, Directors, Employees and Consultants, as determined in the sole discretion of the Committee.

5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all Officers, Directors, Employees and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Officer, Director, Employee or Consultant shall have the right to be selected for Participation in this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 6
Options

6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, upon such terms, at any time, and from time to time, as shall be determined by the Committee; provided, however, that ISOs may be awarded only to Employees. Subject to the terms of this Plan, the Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant.

6.2 Option Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine that are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO (provided that, in the absence of such specification, the Option shall be an NQSO).

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, that, subject to any subsequent adjustment that may be made pursuant to the provisions of Section 4.3 hereof, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Except as otherwise provided in Section 4.3 hereof, without prior stockholder approval no repricing of Options awarded under this Plan shall be permitted such that the terms of outstanding Options may not be amended to reduce the Option Price and further Options may not be replaced or regranted through cancellation, in exchange for cash, other Awards, or if the effect of the replacement or regrant would be to reduce the Option Price of the Options or would constitute a repricing under generally accepted accounting principles in the United States (as applicable to the Company’s public reporting). No Option may contain a right to dividend equivalents.

6.4 Duration of Options. Subject to any earlier expiration that may be effected pursuant to the provisions of Section 4.3 hereof, each Option shall expire at such time as the Committee shall determine at the time of grant; provided, further, that an Option shall not be exercisable later than the seventh (7th) anniversary date of its grant; provided, however, if the term of an Option (but not an ISO) expires when trading in the Shares is prohibited by applicable law or the Company’s insider trading policy (as then in effect), then the term of such Option shall expire on the 30th day after the expiration of such prohibition.

6.5 Exercise of Options. Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 Payment. Any Option granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or its outside administrator in the manner prescribed by the Committee from time to time in the related Award Agreement, setting forth the number of Shares with respect to which the Option is to be exercised, and either (i) accompanied by full payment of the Option Price for the Shares issuable on such exercise or (ii) exercised in a manner that is in accordance with applicable law and the “cashless exercise” procedures (if any) approved by the Committee involving a broker or dealer.

The Option Price upon exercise of any Option shall be payable to the Company in full:  (a) in cash; (b) by tendering previously acquired Shares valued at their Fair Market Value per Share at the time of exercise; (c) by a combination of (a) and (b); or (d) any other method approved by the Committee, in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares

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purchased under the Option, or shall cause Shares to be issued or transferred to the Participant via book-entry registration.

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Plan as it may deem advisable, including, without limitation, restrictions under applicable U.S. federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8 Termination of Employment, Service or Directorship. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment, service or directorship with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in each Award Agreement entered into with a Participant with respect to an Option Award, need not be uniform among all Options granted pursuant to this Article 6 and may reflect distinctions based on the reasons for termination.

6.9 Transferability of Options.

(a) Incentive Stock Options. No ISO granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the regulations thereunder. Any attempted assignment of ISOs in violation of this Section 6.9 shall be null and void. Further, all ISOs granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement, NQSOs granted under this Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the regulations thereunder. Any attempted assignment of NQSOs in violation of this Section 6.9 shall be null and void. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7
Restricted Stock

7.1 Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Committee at any time, and from time to time, may grant Shares as Restricted Stock (“Shares of Restricted Stock”) to Participants in such amounts as the Committee shall determine.

7.2 Restricted Stock Award Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Vesting Period, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

7.3 Transferability. Except as provided in the Participant’s related Award Agreement and/or this Article 7, the Shares of Restricted Stock granted to a Participant under this Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Vesting Period established by the Committee and specified in the related Award Agreement entered into with that Participant, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. During the applicable Vesting Period, all rights with respect to the Restricted Stock granted to a Participant under this Plan shall be available during his or her lifetime only to such Participant. Any attempted assignment of Restricted Stock in violation of this Section 7.3 shall be null and void.

7.4 Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to this Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable U.S. federal or state securities laws.

To the extent deemed appropriate by the Committee, the Company may retain any certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or have lapsed.

7.5 Removal of Restrictions. Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock Award made under this Plan shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or have lapsed.

7.6 Voting Rights. To the extent permitted by the Committee or required by applicable law, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the applicable Vesting Period.

7.7 Dividends. During the applicable Vesting Period, Participants holding Shares of Restricted Stock granted hereunder shall, unless the Committee otherwise determines, be credited with cash dividends paid with

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respect to the Shares, in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that it deems appropriate.

7.8 Termination of Employment, Service or Directorship. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Shares of Restricted Stock following termination of the Participant’s employment, service or directorship with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in each Award Agreement entered into with a Participant with respect to Shares of Restricted Stock, need not be uniform among all Shares of Restricted Stock granted pursuant to this Article 7 and may reflect distinctions based on the reasons for termination.

ARTICLE 8
Performance Units and Performance Shares

8.1 Grant of Performance Units/Shares. Subject to the terms of this Plan, Performance Units and Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

8.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall represent the right to receive a Share subject to the satisfaction of relevant performance conditions. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares which will be paid out to the Participant.

8.3 Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payment of the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

8.4 Form and Timing of Payment of Performance Units/Shares. Subject to the provisions of Article 12 hereof, Payment of earned Performance Units/Shares to a Participant shall be made no later than March 15 following the end of the calendar year in which such Performance Units/Shares vest, or as soon as administratively practicable thereafter if payment is delayed due to unforeseeable events. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Any Shares issued or transferred to a Participant for this purpose may be granted subject to any restrictions that are deemed appropriate by the Committee.

8.5 Voting Rights and Dividends. During the applicable Vesting Period, Participants holding Performance Shares shall not have voting rights with respect to the Shares underlying such Performance Shares. For the avoidance of doubt, a Performance Share shall not convey any rights as a stockholder until Shares are issued and delivered to the Participant. During the applicable Vesting Period, Participants holding Performance Shares granted hereunder may be credited with dividend equivalents, in the form of cash or additional Performance Shares (as determined by the Committee in its sole discretion), if a cash dividend is paid with respect to the Shares. The extent to which dividend equivalents shall be credited shall be determined in the sole discretion of the Committee. Such dividend equivalents shall be subject to the same vesting restrictions and performance restrictions as the Performance Shares with respect to which the dividend equivalents are paid.

8.6 Termination of Employment, Service or Directorship. Each Award Agreement providing for a Performance Unit/Share shall set forth the extent to which the Participant shall have the right to receive a payout of cash or Shares with respect to unvested Performance Unit/Shares following termination of the Participant’s employment, service or directorship with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with the Participant, need not be uniform among all Awards of Performance Units/Shares granted pursuant to this Article 8 and may reflect distinctions based on the reasons for termination.

8.7 Transferability. Except as otherwise provided in a Participant’s related Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the regulations thereunder. Further, except as otherwise provided in a Participant’s related Award Agreement, a Participant’s rights with respect to Performance Units/Shares granted to that Participant under this Plan shall be exercisable during the Participant’s lifetime only by the Participant. Any attempted assignment of Performance Units/Shares in violation of this Section 8.7 shall be null and void.

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ARTICLE 9
Restricted Stock Units

9.1 Grant of RSUs. Subject to the terms and provisions of this Plan, the Committee at any time, and from time to time, may grant RSUs to eligible Participants in such amounts as the Committee shall determine.

9.2 RSU Award Agreement. Each RSU Award to a Participant shall be evidenced by an RSU Award Agreement entered into with that Participant, which shall specify the Vesting Period, the number of RSUs granted, and such other provisions as the Committee shall determine in its sole discretion.

9.3 Transferability. Except as provided in a Participant’s related Award Agreement, RSUs granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the regulations thereunder. Further, except as otherwise provided in a Participant’s related Award Agreement, a Participant’s rights with respect to an RSU Award granted to that Participant under this Plan shall be available during his or her lifetime only to such Participant. Any attempted assignment of an RSU Award in violation of this Section 9.3 shall be null and void.

9.4 Form and Timing of Delivery. If a Participant’s RSU Award Agreement provides for payment in cash, payment equal to the Fair Market Value of the Shares underlying the RSU Award, calculated as of the last day of the applicable Vesting Period, shall be made in a single lumpsum payment. If a Participant’s RSU Award Agreement provides for payment in Shares, the Shares underlying the RSU Award shall be delivered to the Participant. Such payment of cash or Shares shall be made no later than March 15 following the end of the calendar year during which the RSU Award vests, or as soon as administratively practicable thereafter if payment is delayed due to unforeseeable events. Such delivered Shares shall be freely transferable by the Participant.

9.5 Voting Rights and Dividends. During the applicable Vesting Period, Participants holding RSUs shall not have voting rights with respect to the Shares underlying such RSUs. For the avoidance of doubt, an RSU shall not convey any rights as a stockholder until Shares are issued and delivered to the Participant. During the applicable Vesting Period, Participants holding RSUs granted hereunder shall, unless the Committee otherwise determines, be credited with dividend equivalents, in the form of cash or additional RSUs (as determined by the Committee in its sole discretion), if a cash dividend is paid with respect to the Shares. The extent to which dividend equivalents shall be credited shall be determined in the sole discretion of the Committee. Such dividend equivalents shall be subject to a Vesting Period equal to the remaining Vesting Period of the RSUs with respect to which the dividend equivalents are paid.

9.6 Termination of Employment, Service or Directorship. Each RSU Award Agreement shall set forth the extent to which the applicable Participant shall have the right to receive a payout of cash or Shares with respect to unvested RSUs following termination of the Participant’s employment, service or directorship with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in each Award Agreement entered into with a Participant with respect to RSUs, need not be uniform among all RSUs granted pursuant to this Article 9 and may reflect distinctions based on the reasons for termination.

ARTICLE 10
Performance Measures

10.1 Performance Measures. Unless and until the Committee proposes and stockholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives:

•
revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales and earnings per share);

•
expense measures (which include costs of goods sold, sales, general and administrative expenses and overhead costs);

•
operating measures (which include bookings, volume, margin, breakage and shrinkage, productivity and market share);

•
cash flow measures (which include net cash flow from operating activities and working capital);

•
liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, cash flow and free cash flow);

•
leverage measures (which include equity ratio and net debt);

•
market measures (including those relating to market price, stock price, total shareholder return and market capitalization measures);

•
return measures (which include return on equity, return on assets, cash flow return on assets, cash flow return on capital, cash flow return on equity, return on capital and return on invested capital);

•
corporate value measures (which include compliance, safety, environmental and personnel matters); and

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•
measures relating to acquisitions, dispositions or customer satisfaction.

Subject to the terms of this Plan, each of these measures shall be defined by the Committee on a consolidated, group or division basis, on an absolute or relative basis or in comparison to one or more peer group companies or indices, and may include or exclude specified infrequent and unusual items as defined by the Company’s auditors.

10.2 Adjustments. The Committee shall have the sole discretion to adjust determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception and which are held by Named Executive Officers may not be adjusted upwards on a discretionary basis. The Committee shall retain the discretion to adjust such Awards downward.

10.3 Compliance with Code Section 162(m). In the event that applicable tax and/or securities laws or regulations change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards to Named Executive Officers which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and the regulations issued thereunder. Any performance-based Awards granted to Officers or Directors that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be based on achievement of such performance measure(s) and be subject to such terms, conditions and restrictions as the Committee shall determine.

ARTICLE 11
Transferability; Benefits on Death

Awards under this Plan are not transferable (either voluntarily or involuntarily), before or after Participant’s death, except as follows: (a) during Participant’s lifetime, pursuant to a domestic relations order, issued by a court of competent jurisdiction, that is not contrary to the terms and conditions of this Plan or the applicable Award Agreement, and in a form acceptable to the Committee, in its sole discretion; or (b) after Participant’s death, by will or pursuant to the applicable laws of descent and distribution, as may be the case. Any person to whom an Award is transferred in accordance with the provisions of the preceding sentence shall take such Award subject to all of the terms and conditions of this Plan and the applicable Award Agreement, including that the vesting and termination provisions thereof will continue to be applied with respect to the Participant. Options are exercisable only by the applicable Participant (or, during the Participant’s lifetime, by the Participant’s court appointed legal representative) or a person to whom the Options have been transferred in accordance with this Article.

ARTICLE 12
Deferrals

The Committee may, in its sole discretion, permit selected Participants to elect to defer payment of some or all types of Awards, or may provide for the deferral of an Award in an Award Agreement; provided, however, that the timing of any such election and payment of any such deferral shall be specified in the Award Agreement and shall conform to the applicable requirements of Code Section 409A(a)(2), (3) and (4) and the regulations and rulings issued thereunder. Any deferred payment, whether elected by a Participant or specified in an Award Agreement or by the Committee, may be forfeited if and to the extent that the applicable Award Agreement so provides.

ARTICLE 13
Rights of Employees, Directors and Consultants

13.1 Employment or Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company.

13.2 No Contract of Employment. Neither an Award nor any benefits arising under this Plan shall constitute part of a Participant’s employment contract with the Company or any Subsidiary, and accordingly, subject to the provisions of Article 15 hereof, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to liability on the part of the Company or any Subsidiary for severance payments.

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13.3 Transfers Between Participating Entities. For purposes of this Plan, a transfer of a Participant’s employment between the Company and a Subsidiary, or between Subsidiaries, shall not be deemed to be a termination of employment. Upon such a transfer, the Committee may make such adjustments to outstanding Awards as it deems appropriate to reflect the change in reporting relationships.

ARTICLE 14
Change in Control

Notwithstanding Section 4.4 or any other provision of this Plan to the contrary, the provisions of this Article 14 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement, or as provided in an individual severance or employment agreement to which a Participant is a party.

14.1 Assumption of Awards. Upon a Change in Control, each then-outstanding Award may be adjusted or substituted in accordance with Section 4.3 (subject to the limitations set forth therein) with an award that meets the criteria set forth in this Section 14.1 (each, a “Replacement Award,” and each adjusted or substituted Award, a “Replaced Award”). An adjusted or substituted Award meets the conditions of this Section 14.1 (and hence qualifies as a Replacement Award) if (a) it is of the same type (e.g., stock option for Option, restricted stock for Restricted Stock, restricted stock unit for Restricted Stock Unit, etc.) as the Replaced Award, (b) it has a value at least equal to the value of the Replaced Award, (c) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, (d) if the Participant holding the Replaced Award is subject to U.S. federal income tax under the Code, the tax consequences to such Participant under the Code of the Replacement Award are not less favorable to such Participant than the tax consequences of the Replaced Award, and (e) its other terms and conditions are not less favorable to the Participant holding the Replacement Award than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 14.1 are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options by reference to either their intrinsic value or their fair value.

14.2 Failure to Assume Awards. In the event that a Participant does not receive a Replacement Award that meets the conditions set forth in Section 14.1 with respect to any of his or her outstanding Awards upon a Change in Control, each such outstanding Award will become fully vested and exercisable (as applicable) and any restrictions applicable to such Award will lapse, with any applicable performance goals deemed to have been achieved at the greater of target level as of the date of such vesting or the actual performance level had the performance period ended on the date of the Change in Control. For the avoidance of doubt, if all Awards hereunder are terminated without any Replacement Awards, then the Company or its successor in the Change in Control may terminate all Awards whose exercise price is less than or equal to the value per Share realized in connection with the Change in Control (without any consideration therefor).

14.3 Termination Following Change in Control. If a Participant terminates his or her employment for good reason, the Participant is involuntarily terminated for reasons other than for cause, or the Participant’s employment terminates due to the Participant’s death or Disability during the three-year period commencing on the date of a Change in Control, then (A) all Replacement Awards held by the Participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at the greater of target level or actual performance through the date of such Change in Control), and (B) all Options held by the Participant immediately before such termination of employment that the Participant also held as of the date of the Change in Control or that constitute Replacement Awards will remain exercisable for not less than three years following such termination of employment or until the expiration of the stated term of such Option, whichever period is shorter (provided, however, that if the applicable Award Agreement provides for a longer period of exercisability, that provision will control).

ARTICLE 15
Amendment, Modification and Termination

15.1 Amendment, Modification, and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate this Plan in whole or in part, provided, however, that stockholder approval shall be required for any amendment that materially alters the terms of this Plan or is otherwise required by applicable

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legal requirements. No amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant.

15.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or in recognition of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.

ARTICLE 16
Withholding

The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or Shares under this Plan, or at the time applicable law otherwise requires, an appropriate amount of cash or number of Shares or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may permit withholding to be satisfied by the transfer to the Company of Shares theretofore owned by the holder of the Award with respect to which withholding is required. If Shares are used to satisfy tax withholding, such Shares shall be valued at their Fair Market Value on the date when the tax withholding is required to be made.

ARTICLE 17
Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom the Committee has delegated authority in accordance with Article 3 hereof, shall be indemnified and held harmless by the Company against and from: (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan, except for any such action or failure to act that constitutes willful misconduct on the part of such person or as to which any applicable statute prohibits the Company from providing indemnification; and (b)  any and all amounts paid by him or her in settlement of any claim, action, suit or proceeding as to which indemnification is provided pursuant to clause (a) of this sentence, with the Company’s approval, or paid by him or her in satisfaction of any judgment or award in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company’s Amended and Restated Articles of Incorporation or Amended and Restated By-Laws (each, as amended from time to time), as a matter of law, or otherwise.

ARTICLE 18
Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the direct or indirect result of a merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or other transaction.

ARTICLE 19
General Provisions

19.1 Restrictions and Legends. No Shares or other form of payment shall be issued or transferred with respect to any Award unless the Company shall be satisfied that such issuance or transfer will be in compliance with applicable U.S. federal and state securities laws. The Committee may require each person receiving Shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares for investment without a view to distribution thereof. Any certificates evidencing Shares delivered under this Plan (to the extent that such Shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other

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requirements of the U.S. Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Shares are then listed or to which they are admitted for quotation and any applicable U.S. federal or state securities law. In addition to any other legend required by this Plan, any certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

19.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

19.3 Severability. If any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.4 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.5 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or transaction reporting system on which the Shares are listed or to which the Shares are admitted for quotation.

19.6 Clawback Policy. Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company in accordance with applicable law, as amended or superseded from time to time.

19.7 Unfunded Plan. Insofar as this Plan provides for Awards of cash, Shares or rights thereto, it will be unfunded. Although the Company may establish bookkeeping accounts with respect to Participants who are entitled to cash, Shares or rights thereto under this Plan, it will use any such accounts merely as a bookkeeping convenience. Participants shall have no right, title or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in this Plan. This Plan is not intended to be subject to ERISA.

19.8 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards or other property shall be delivered or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

19.9 Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, will be governed by and construed in accordance with the laws of the State of Texas, without giving effect to any conflicts of laws provisions thereof that would result in the application of the laws of any other jurisdiction.

2016 Proxy Statement B-13

MCDERMOTT INTERNATIONAL, INC.
757 N. ELDRIDGE PKWY
HOUSTON, TX 77079

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time, on April 28, 2016 (April 26, 2016 for participants in McDermott's Thrift Plan). Have your proxy card in hand when you access the Web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time, on April 28, 2016 (April 26, 2016 for participants in McDermott's Thrift Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Using a blue or black ink pen, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E00694-P73136	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
MCDERMOTT INTERNATIONAL, INC. The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except

		☐	☐	☐

1.	To elect nine members to our Board of Directors, each for a term of one year.
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Nominees
01)	John F. Bookout, III	06)	Gary P. Luquette
02)	Roger A. Brown	07)	William H. Schumann, III
03)	David Dickson	08)	Mary L. Shafer-Malicki
04)	Stephen G. Hanks	09)	David A. Trice
05)	Erich Kaeser

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain
2.	Advisory vote to approve named executive officer compensation.	☐	☐	☐

3.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐
		For	Against	Abstain
4.	Approval of our 2016 Executive Incentive Compensation Plan.	☐	☐	☐

5.	Approval of our 2016 Long-Term Incentive Plan.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, the shares represented by this proxy will be voted FOR ALL for item 1, and FOR items 2, 3, 4 and 5. If any other matters properly come before the meeting, including procedural matters and matters relating to the conduct of the meeting, the persons named in this proxy are authorized to vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

McDermott International, Inc. Annual Meeting Friday, April 29, 2016 at 10:00 a.m. The Westin Houston Hotel 945 Gessner Road Houston, Texas 77024

Dear Stockholder:

McDermott International, Inc. encourages you to vote the shares electronically through the Internet or the telephone, which are available 24 hours a day, 7 days a week. This eliminates the need to return the proxy card.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote the shares electronically, there is no need for you to mail back the proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG PERFORATION,
DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

E00695-P73136

McDERMOTT INTERNATIONAL, INC.
This proxy is solicited on behalf of the Board of Directors
Annual Meeting of Stockholders - Friday, April 29, 2016 at 10:00 a.m.

The undersigned hereby appoints David Dickson and Liane K. Hinrichs, and each of them individually, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of Common Stock of MCDERMOTT INTERNATIONAL, INC. ("McDermott") that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Friday, April 29, 2016 at The Westin Houston Hotel, 945 Gessner Road, Houston, Texas 77024, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S) SIGNATORY(IES) HERETO. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

THE STOCKHOLDER(S) SIGNATORY(IES) HERETO ACKNOWLEDGE(S) RECEIPT OF MCDERMOTT'S ANNUAL REPORT
FOR THE YEAR ENDED DECEMBER 31, 2015 AND ITS NOTICE OF 2016 ANNUAL MEETING AND RELATED PROXY STATEMENT.

ATTENTION PARTICIPANTS IN MCDERMOTT'S THRIFT PLAN: If the shares of McDermott Common Stock represented hereby are held through the McDermott Thrift Plan, this proxy covers all shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company ("Vanguard"), Trustee of the McDermott Thrift Plan. Your proxy must be received no later than 11:59 p.m., Eastern Time, on April 26, 2016. Any shares of McDermott Common Stock held in the McDermott Thrift Plan for which Vanguard does not receive timely voting instructions will be voted in the same proportion as the shares for which Vanguard receives timely voting instructions from other participants in the McDermott Thrift Plan.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE REPLY CARD ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE